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                                PARK AVENUE LIFE
                      Variable Whole Life Insurance Policy
                        With Modified Scheduled Premiums
                       Prospectus Dated September 1, 1995

Park Avenue Life is a variable whole life insurance policy with modified scheduled premiums. The policy is issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), a wholly owned subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"). The policy provides guaranteed insurance coverage until the Policy Anniversary nearest the insured's 100th birthday, that at least equals the Face Amount if Policy Premiums are paid when due, no partial withdrawals are made and there is no Policy Debt. Park Avenue Life also provides the opportunity to increase the amount of insurance coverage and other policy benefits if investment results are sufficiently favorable.

The policy provides for the payment of Policy Premiums during the insured's lifetime, or until the Policy Anniversary nearest the insured's 100th birthday. Under certain circumstances, Policy Premium payments may be skipped. When Policy Premium payments are skipped, Net Premiums are not added to the Policy Account Value, and charges continue to be deducted under the policy.

A policyowner may allocate Net Premiums and transfer all or portions of the Unloaned Policy Account Value among six Variable Investment Options and a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. The six Variable Investment Options provide variable market returns and are offered through the investment divisions of The Guardian Separate Account K (the "Separate Account"). The fixed-rate option provides a guaranteed return of at least 4% annually. The Policy Account Value increases or decreases with, among other things, the investment experience and/or credited interest provided by the Variable Investment Options and the fixed-rate option, as selected by the policyowner. A policyowner bears the investment risk for amounts held in the Variable Investment Options.

Within limits, a policyowner may draw upon the Policy Account Value through policy loans or partial withdrawals. A policyowner may also surrender the policy for its Net Cash Surrender Value, but then all insurance coverage will end. Surrender charges will be assessed during the first 12 policy years if the policy lapses or is surrendered, or if the Face Amount is reduced. The Face Amount can be reduced by request or as a result of a partial withdrawal. GIAC also assesses a separate administrative processing charge in connection with each partial withdrawal.

Regardless of a policy's investment experience, until the Policy Anniversary nearest the insured's 100th birthday, it will not lapse and the death proceeds will at least equal the Face Amount set forth in the policy if Policy Premiums are paid when due, no partial withdrawals are made and there is no Policy Debt. Upon policy lapse, a policyowner may continue life insurance coverage for a limited period or in a reduced amount by electing a policy value option. Also, a policyowner may be able to reinstate a policy that has not been surrendered for cash for up to five years after lapse.

Upon the insured's death, GIAC will pay the policy's death proceeds to the beneficiary(ies). Two death benefit options are offered. Option 1 provides a death benefit that at least equals the Face Amount of the policy when the insured dies. Option 2 provides a variable death benefit that will be greater than the Face Amount when the Policy Account Value exceeds the policy's Benchmark Value, but that will never be less than the Face Amount when the insured dies. Under either option, a higher death benefit may apply to satisfy federal income tax law requirements or if the policy's "variable insurance amount" exceeds certain levels.

Variable life insurance is not a short term investment. A prospective purchaser should evaluate the need for life insurance and the policy's long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations. For federal income tax purposes, this policy may be treated as a modified endowment contract under circumstances described in this prospectus. The policy may be examined and returned for a full refund for a limited period after the initial Policy Premium payment has been paid.

This prospectus sets forth information that a prospective purchaser should know about Park Avenue Life before investing, and should be retained for future reference. This prospectus is not valid unless it is accompanied by the current prospectuses for The Guardian Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, the Baillie Gifford International Fund series of GBG Funds, Inc., Value Line Strategic Asset Management Trust and Value Line Centurion Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                               TABLE OF CONTENTS



DEFINITIONS .............................................................   4

SUMMARY .................................................................   6

PARK AVENUE LIFE POLICY DIAGRAM .........................................  11

THE PARK AVENUE LIFE POLICY .............................................  12

      Insureds ..........................................................  12
      Premiums ..........................................................  12
           Policy Premiums ..............................................  12
           Basic Scheduled Premiums .....................................  12
           Unscheduled Payments .........................................  12
           Premium Skip Option ..........................................  13
           Automatic Premium Loan .......................................  14
           Allocation of Net Premiums ...................................  14
           Crediting Payments ...........................................  15
           Default ......................................................  15
           Grace Period .................................................  15
           Reinstatement ................................................  15

      Deductions and Charges ............................................  15
           Deductions From Policy Premiums and Unscheduled Payments .....  16
           Monthly Deductions From the Policy  Account Value ............  16
           Transaction Deductions From the Policy Account Value .........  17
           Deductions From the Separate Account .........................  19
           Deductions From the Mutual Funds .............................  19

      Policy Values and Benefits ........................................  19
           Death Benefit Options ........................................  19
           Policy Values ................................................  20
           Amounts In the Separate Account ..............................  21
           Net Investment Factor ........................................  21

      Other Policy Features .............................................  21
           Policy Loans .................................................  21
           Reducing the Face Amount .....................................  22
           Partial Withdrawals ..........................................  23
           Surrender ....................................................  23
           Transfers ....................................................  23
           Transfers From the Fixed-Rate Option .........................  24
           Dollar Cost Averaging Transfer Option ........................  24
           Policy Proceeds ..............................................  25
           Policy Value Options .........................................  25
           Fixed Benefit Insurance During the First 24 Months ...........  26
           Payment Options ..............................................  27

      Tax Effects .......................................................  27
           Treatment of Policy Proceeds .................................  27
           Exchanges ....................................................  29
           Diversification ..............................................  29
           Policy Changes ...............................................  29
           Tax Changes ..................................................  29
           Estate and Generation Skipping Transfer Taxes ................  29
           GIAC's Taxes .................................................  30
           Income Tax Withholding .......................................  30



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THE VARIABLE INVESTMENT OPTIONS .........................................  31
      The Separate Account ..............................................  31
      The Funds .........................................................  31
           Investment Objectives and Policies of the Funds ..............  31
           Investment Performance of the Funds ..........................  31
      The Funds' Investment Advisers ....................................  32
           Guardian Investor Services Corporation .......................  32
           Guardian Baillie Gifford Limited .............................  32
           Baillie Gifford Overseas Limited .............................  32
           Value Line, Inc. .............................................  32

THE FIXED-RATE OPTION ...................................................  33
      General Information ...............................................  33
      Amounts In the Fixed-Rate Option ..................................  33

VOTING RIGHTS ...........................................................  34

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS ...........  35

LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY ............................  36
      Incontestability ..................................................  36
      Misstatement of Age or Sex ........................................  36
      Suicide Exclusion .................................................  36

GIAC'S MANAGEMENT .......................................................  37

OTHER INFORMATION .......................................................  41
      Rights Reserved by GIAC ...........................................  41
      Free Look .........................................................  41
      Policyowner and Beneficiary .......................................  41
      Assignment ........................................................  42
      Communications From GIAC ..........................................  42
      Communications With GIAC ..........................................  42
      Advertising Practices .............................................  42
      Legal Proceedings .................................................  42
      Legal Matters .....................................................  42
      Registration Statement ............................................  42
      Financial and Actuarial Experts ...................................  43

FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. ..  44

APPENDIX A: Policy Illustrations ........................................ A-1
APPENDIX B: Investment Experience Information ........................... B-1
APPENDIX C: Long-Term Market Trends ..................................... C-1
APPENDIX D: Uses of Life Insurance ...................................... D-1
APPENDIX E: Additional Benefits by Rider ................................ E-1



THE PARK AVENUE LIFE POLICY MAY NOT BE AVAILABLE IN ALL STATES OR JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. GIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY GIAC.


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                                  Definitions

Important terms used in this prospectus are defined below. Defined terms appear in this prospectus with initial upper case letters.

Age: The insured's age on his or her birthday nearest the Policy Date.

Attained Age: The insured's Age plus the number of policy years completed since the Policy Date.

Basic Scheduled Premium: The premium amount set forth in a policy which must be paid to obtain the benefits provided by the policy exclusive of additional benefit riders. Rating charges may be added to the Basic Scheduled Premium when the insured does not satisfy GIAC's underwriting requirements.

Benchmark Value: A hypothetical account value which GIAC compares to the actual Policy Account Value to determine whether and to what extent certain policy privileges can be exercised, and to redetermine the Basic Scheduled Premium in policy years after the Guaranteed Premium Period. A Benchmark Value for each Policy Anniversary is set forth in the policy. The Benchmark Value on any day during a policy year is based on the Benchmark Values for the immediately preceding and immediately succeeding Policy Anniversaries, adjusted for the number of days to such Anniversaries from the given day. GIAC does not guarantee that the Policy Account Value will equal or exceed the Benchmark Values set forth in a policy.

Cash Surrender Value:  The Policy Account Value minus any surrender charges.

Executive Office: GIAC's office at 201 Park Avenue South, Mail Station 215-B, New York, New York 10003.

Face Amount or Guaranteed Insurance Amount: The guaranteed minimum amount of death proceeds provided by a Park Avenue Life policy until the Policy Anniversary nearest the insured's 100th birthday if Policy Premiums are paid when due, no partial withdrawals are made and there is no Policy Debt. The policyowner can reduce the Face Amount directly by request or indirectly through partial withdrawal(s). The minimum Face Amount for a policy is currently $100,000.

Guaranteed Premium Period: The period during which the Basic Scheduled Premium specified in a policy is guaranteed to remain level and unchanged. The Guaranteed Premium Period begins on the Policy Date and ends on the later of the Policy Anniversary nearest the insured's 70th birthday or the 10th Policy Anniversary. If the Face Amount is reduced during the Guaranteed Premium Period, the amount of the level Basic Scheduled Premium to be paid through the remainder of the Guaranteed Premium Period will be reduced.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue Date: The date the policy is issued at the Executive Office.

Loan Collateral Account: An account within GIAC's general account to which values from the Variable Investment Options and the fixed-rate option are transferred when the policyowner takes a policy loan.

Monthly Date: The same date of each calendar month as the Policy Date, or the last date of a calendar month, if earlier.

Monthly Deductions: Deductions from the Policy Account Value attributable to the Variable Investment Options and the fixed-rate option which are processed on each Monthly Date to pay the policy charge, administration charge, cost of insurance charge and guaranteed insurance amount charge.

Net Amount at Risk: The amount of death benefit provided under the death benefit option then in force minus the Policy Account Value.

Net Cash Surrender Value: The amount payable upon the surrender of a policy. The Net Cash Surrender Value on any date is the Cash Surrender Value as reduced by any Policy Debt and increased by any amounts already paid as Policy Premium Assessments for periods beyond the next Monthly Date.

Net Premium: The portion of a Basic Scheduled Premium or an unscheduled payment which is allocated among the Variable Investment Options and the fixed-rate option according to instructions provided by the policyowner.

Policy Account Value: The sum of the values attributable to a policy which are allocated to the Variable Investment Options, the fixed-rate option and the Loan Collateral Account.

Policy Anniversary: The annual anniversary measured from the Policy Date.

Policy Date: The date set forth in the policy that is used to measure policy months and policy years. Policy Anniversaries and Monthly Dates are measured from the Policy Date.

Policy Debt: All outstanding and unpaid policy loans plus accrued and unpaid loan interest.

Policy Premium: The amount payable for coverage provided under the entire contract, including any additional benefit riders elected by the policyowner. A Policy Premium equals the Basic Scheduled Premium plus any applicable Policy Premium Assessments.

Policy Premium Assessments: (1) Rating charges which are added to the Basic Scheduled Premium when the insured does not satisfy GIAC's underwriting

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requirements; and/or (2) premiums payable for any additional benefits provided by riders to a policy.

Policy Review Date: The Monthly Date immediately preceding each Policy Anniversary.

Unloaned Policy Account Value:  The Policy Account Value minus any Policy Debt.

Valuation Date: Each date on which the New York Stock Exchange ("NYSE") is open for trading and GIAC is open for business. Valuations for any date other than a Valuation Date will be determined on the next Valuation Date.

Valuation Period: The period between two successive Valuation Dates, commencing after 4:00 p.m. New York City time on each Valuation Date and ending at 4:00 p.m. New York City time on the next succeeding Valuation Date.

Variable Investment Options: The six investment divisions of the Separate Account which correspond to the mutual funds in which the Separate Account invests.

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                                    SUMMARY

The following summary is qualified in its entirety by: (1) the terms of the Park Avenue Life policy issued to the policyowner, exclusive of any riders; (2) the more detailed information appearing elsewhere in this prospectus; and (3) the accompanying prospectuses for the mutual funds in which the Separate Account invests.


How does variable life insurance differ from conventional, fixed benefit whole life insurance?

Like conventional, fixed benefit whole life insurance, variable life insurance provides two important benefits: (1) an income tax-free death benefit and (2) a cash value that can grow tax-deferred. What sets variable life insurance apart from conventional whole life insurance is that the owner of a variable life insurance policy can direct premiums and cash values to investment options that provide variable, rather than fixed, returns. If investment results are sufficiently favorable, the policyowner can increase a variable life insurance policy's cash value and, in certain cases, the amount of the death benefit. However, the variable life insurance policyowner also bears the risk of investment losses and no cash value is guaranteed. In contrast, a conventional whole life insurance policy generally provides cash values that are fixed and guaranteed by the issuing insurance company when the policy is issued.


How does Park Avenue Life differ from universal life insurance policies?

A universal life insurance policy typically allows the policyowner to select and change the death benefit option that applies to his or her policy, increase or decrease the face amount of insurance provided by the policy, and choose the amount and frequency of premium payments with reference to "target premiums." This flexibility permits a policyowner to provide for changing insurance needs within a single policy. However, there are risks that a universal life insurance policy will lapse without cash value, because even the recommended target premiums may be insufficient to support the policy's face amount and other benefits when investment experience is unfavorable. This risk increases if the policyowner chooses not to pay the target premiums according to the recommended schedule.

Park Avenue Life offers many of the features available under universal life insurance policies. Policyowners may select and, within limits, change the death benefit option, reduce the Face Amount, make unscheduled payments or skip annual Policy Premiums. However, unlike universal life insurance policies, Park Avenue Life is guaranteed by GIAC to remain in force, regardless of investment performance, if required Policy Premiums are paid when due and Policy Debt does not exceed the Cash Surrender Value. See "Premiums" and "Policy Loans."


Who issues Park Avenue Life?

The policy is issued through the Separate Account by The Guardian Insurance & Annuity Company, Inc. ("GIAC"). GIAC is wholly owned by The Guardian Life Insurance Company of America ("Guardian Life"). GIAC is a Delaware stock insurance company. It was organized in 1970 and is licensed to sell life insurance and annuities in all 50 states of the United States and the District of Columbia. As of December 31, 1994, GIAC had total assets of approximately $3.8 billion. Guardian Life is a New York mutual insurance company. Both GIAC and Guardian Life are located at 201 Park Avenue South, New York, New York 10003. Written communications about Park Avenue Life should be directed to Mail Station 215-B at that address.

As of September 1, 1995, GIAC and its parent, Guardian Life, are two of only ten U.S. insurance companies which have received the highest ratings assigned to insurers by Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC's ability to satisfy its insurance-related obligations and meet its guarantee of the policy's fixed-rate option. These ratings do not apply to Park Avenue Life's Variable Investment Options, which are subject to the risks of investing in securities. Guardian Life is not the issuer of Park Avenue Life policies and does not guarantee the benefits provided therein.


Who can buy a Park Avenue Life Policy?

GIAC will issue a policy to a purchaser who resides in a state or jurisdiction where the policy may be offered to insure the life of anyone Age 80 or under who meets GIAC's underwriting requirements. Owners of certain fixed-benefit life insurance policies issued by GIAC or its parent, Guardian Life, may be able to purchase Park Avenue Life, without evidence of insurability, by exchanging their present policies. Interested policyowners should consult their legal and tax advisers about the consequences of exchanging their existing policies for a Park Avenue Life policy. See "Deductions and Charges" and "Tax Effects."


How are premiums set and when are they to due?

The policy specifies a Basic Scheduled Premium that is payable each policy year for life insurance coverage. The amount of a Basic Scheduled Premium depends on:
(1) the Face Amount of insurance; and (2) the insured's Age, sex and premium class.

The Basic Scheduled Premium remains level during the Guaranteed Premium Period, though it will be reduced to a lower level amount if the policy's Face Amount is reduced. After the Guaranteed Premium Period, GIAC will annually review the Basic Scheduled Premium to determine if the amount payable for a policy year should be changed. If changed, the Basic Scheduled Premium will never be greater

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than the maximum Basic Scheduled Premium set forth in the policy. Nor, unless the Face Amount is reduced, will it be lower than the Basic Scheduled Premium set forth in the policy for the Guaranteed Premium Period.

If the insured does not satisfy GIAC's underwriting requirements, rating charges are added to the Basic Scheduled Premium. If the policyowner acquires additional insurance benefits by purchasing one or more of the available riders to the policy, rider premiums are also added to the Basic Scheduled Premium to set the "Policy Premium" amount. Rating charges and rider premiums are collectively called "Policy Premium Assessments." Policy Premium Assessment amounts are not allocated to the Variable Investment Options or the fixed-rate option under the policy.

After the first Policy Premium has been paid, all Policy Premiums are payable annually, though they may, at the policyowner's request, be paid semi-annually, quarterly or at another frequency that is agreeable to GIAC. Unscheduled payments are permitted within limits. See "Premiums."

After the first policy year and under the circumstances described under "Premium Skip Option," a policyowner who has elected this privilege may "skip" paying one or more annual Policy Premiums without causing the policy to lapse or reducing its Face Amount. Policyowners may also elect to pay Policy Premiums by using Park Avenue Life's Automatic Premium Loan feature. Skipping Policy Premiums or paying them through Automatic Premium Loans can have a permanent and possibly adverse effect on Policy Account Value.


What charges are assessed in connection with the policy?

All of the charges, fees and deductions that a policyowner may pay directly or indirectly under a Park Avenue Life policy are summarized below and described more fully under "Deductions and Charges."


Deductions From Policy Premiums and Unscheduled Payments

Policy Premium Assessments
These are the rating charges and rider premiums described under "Premiums." Policy Premium Assessments are added to the Basic Scheduled Premium to set the Policy Premium to be paid for insurance coverage under the policy and any additional benefit rider(s).

Premium Tax Charge
This charge is currently 2.5% of each Basic Scheduled Premium and unscheduled payment paid under a policy, and relates to premium taxes which GIAC pays in the states and jurisdictions where Park Avenue Life policies may be sold.

Deferred Acquisition Cost ("DAC") Tax Charge
This charge is currently 1% of each Basic Scheduled Premium and unscheduled payment paid under a policy, and relates to federal income taxes that GIAC pays.

Premium Sales Charge
This charge is initially equal to 6% of each Basic Scheduled Premium and each unscheduled payment after deduction of any handling fee (see below). The premium sales charge is reduced to 3% after an amount equal to 12 annual Basic Scheduled Premiums has been paid under a policy through Basic Scheduled Premiums and unscheduled payments.

Handling Fee
GIAC reserves the right to charge a maximum handling fee of $2.00 for each unscheduled payment it receives. If charged, this fee would be deducted from each unscheduled payment before the premium sales charge is calculated. GIAC does not impose this fee now.


Deductions From the Policy Account Value

Charges which are deducted from the Policy Account Value as of the Policy Date and on each Monthly Date are called "Monthly Deductions." Amounts that are deducted from the Policy Account Value if certain events occur are called "Transaction Deductions." Monthly Deductions end on the Policy Anniversary nearest the insured's 100th birthday.


Monthly Deductions:

Policy Charge
For the first three policy years, this charge is $10 per month. Thereafter, this charge is currently $4 per month, and is guaranteed never to exceed $8 per month.

Administration Charge
For the first 12 policy years, this level charge per $1,000 of Face Amount is based on the insured's Age. The highest possible administration charge during this period is $0.04 per $1,000 of Face Amount. After the 12th policy year, the monthly administration charge is $0.015 per $1,000 of Face Amount for all policies that have been in force for 12 policy years.

Guaranteed Insurance Amount Charge
This level charge is $0.01 per $1,000 of Face Amount for all policies.

Charge For The Cost Of Insurance
This charge is based upon GIAC's current cost of insurance rates for the insured's Attained Age, sex and premium class. The maximum cost of insurance rates that GIAC may charge per $1,000 of Net Amount at Risk are set forth in the policy.


Transaction Deductions:

Surrender Charges
During the first 12 policy years, GIAC assesses surrender charges consisting of
(1) a deferred administrative charge and (2) a deferred sales charge. GIAC


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assesses these surrender charges when the policy lapses or is surrendered, or if the Face Amount is reduced by request or as the result of a partial withdrawal. The amount of the surrender charges depends upon the policy year in which the event occurs and generally declines over time. A policyowner will pay the highest surrender charges that can apply to his or her policy if the policy is surrendered in policy year 3. During the first two policy years, certain SEC restrictions effectively limit the amount of sales load that is actually paid if the policy is surrendered or lapses.

The deferred administrative charge will never be higher than $4.80 per $1,000 of Face Amount, and the deferred sales charge will never be higher than 36% of one annual Basic Scheduled Premium. The deferred sales charge is payable in addition to the premium sales charge described above.

Partial Withdrawal Charge
GIAC charges an administrative fee equal to the lesser of $25 or 2% of the requested partial withdrawal amount in connection with each partial withdrawal. The partial withdrawal charge is payable in addition to any surrender charges that may apply. See above.

Premium Skip Option Deduction
GIAC deducts amounts needed to pay any Policy Premium Assessments if a policyowner exercises Park Avenue Life's Premium Skip Option.

Transfer Charge
GIAC reserves the right to charge $25 for each transfer after the fourth transfer in a policy year. GIAC does not impose this charge now.


Deductions From the Separate Account

Mortality And Expense Risk Charge
GIAC currently assesses a daily charge at an annual rate of 0.60% of the Separate Account's assets for the mortality and expense risks it assumes for Park Avenue Life policies. This charge is guaranteed never to exceed an annual rate of 0.90% of the Separate Account's assets.

Income Tax Charge
GIAC has reserved the right to charge the Separate Account to cover its federal, state or local income taxes that are attributable to the Separate Account or the policies. GIAC does not impose this charge now.


Deductions From the Mutual Funds

Advisory Fees And Operational Expenses
Charges for investment advisory fees and operational expenses are deducted daily from the assets of the mutual funds in which the Separate Account invests. As a result, policyowners bear these fees and expenses indirectly. These fees and expenses are described in more detail in the prospectuses for the mutual funds that accompany this prospectus.


What is the difference between "guaranteed or maximum charges" and "current charges"?

Certain charges made under a policy (for example, the cost of insurance charge) can increase under certain circumstances. A guaranteed or maximum charge is the highest amount that GIAC is entitled to charge for a particular item. A current charge is the lower amount that GIAC is now charging for the same item. Generally, GIAC intends to assess current charges for the indefinite future. However, GIAC reserves the right to increase each current charge up to the guaranteed charge when permissible under the policy. GIAC will provide notice of any such increases if required by law. See "Deductions and Charges."


What Variable Investment Options are offered under Park Avenue Life?

Park Avenue Life offers six Variable Investment Options that provide variable returns. The six Variable Investment Options are provided through the Separate Account, which is a separate investment account of GIAC. The Separate Account presently has six investment divisions, each of which invests solely in the shares of a corresponding mutual fund or series of a mutual fund. They are: The Guardian Stock Fund, The Guardian Bond Fund, The Guardian Cash Fund, the Baillie Gifford International Fund series of GBG Funds, Inc., Value Line Strategic Asset Management Trust and Value Line Centurion Fund. There is no minimum guaranteed Policy Account Value for amounts held in the Variable Investment Options.

Prospectuses for the mutual funds, which describe their respective investment objectives, risks, and all of their fees and expenses, accompany this prospectus. Those prospectuses should be read carefully before Policy Account Values are allocated or transferred to or from the Variable Investment Options. Summary information about the investment objectives of these mutual funds and the risks and potential rewards of investing in securities appears in "The Variable Investment Options" and Appendix C. The Separate Account and the mutual funds are registered with the Securities and Exchange Commission ("SEC") as investment companies under the Investment Company Act of 1940 (the "1940 Act").


What is the Fixed-Rate Option?

The fixed-rate option is the seventh allocation choice offered under Park Avenue Life. Amounts allocated or transferred to the fixed-rate option are credited with a fixed rate of interest that is guaranteed from the date of allocation or transfer until the next succeeding Policy Anniversary. On each Policy Anniversary, the entire Policy Account Value that is then attributable to the fixed-rate option (including earned interest) is aggregated to be credited with


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the interest rate in effect on that Policy Anniversary. Such rate will remain in effect for these monies until the next Policy Anniversary. The minimum guaranteed annual interest rate provided by the fixed-rate option is 4%. Amounts attributable to the fixed-rate option are held in GIAC's general account. See "The Fixed-Rate Option."


Is it possible to change how the Policy Account Value is invested under a Park Avenue Life policy?

Yes. Presently, a policyowner may transfer all or part of the Unloaned Policy Account Value among the Variable Investment Options and into the fixed-rate option at any time without charge. And, there is currently no limit on the number of options to which Policy Account Values may be allocated or transferred. Special limits do apply, however, to transfers out of the fixed-rate option. See "Transfers From The Fixed-Rate Option."


What insurance benefits are available under a Park Avenue Life policy?

A prospective policyowner can obtain death benefits and optional rider benefits through a Park Avenue Life policy.

Death Benefits
GIAC will pay a policy's death proceeds to the beneficiary upon its receipt of due proof that the insured died while the policy was in force. The policy provides two death benefit options both of which provide insurance coverage until the Policy Anniversary nearest the insured's 100th birthday:

     Option 1 provides a death benefit that at least equals the policy's Face Amount when the insured dies; and

     Option 2 provides a variable death benefit that is greater than the Face Amount when the Policy Account Value exceeds the policy's Benchmark Value, but which will never be less than the Face Amount when the insured dies.

Option 1 is the automatic option if the policyowner does not select an option.

A higher death benefit may apply under either option to satisfy federal income tax law requirements or if the policy's variable insurance amount exceeds certain levels. The policy's variable insurance amount is described under "Death Benefit Options."

After the first Policy Anniversary, the policyowner can change death benefit options once each policy year if the insured is then living. Evidence of insurability is required when the requested change is from Option 1 to Option 2. See "Death Benefit Options."

Rider Benefits
Additional benefits can be provided by riders to the policy, subject to GIAC's underwriting and issuance standards. The following additional benefit riders are currently available, though perhaps not in every state: Waiver of Premium; Accidental Death Benefit; and Yearly Renewable Term Insurance. Premiums for additional rider benefits are included in the Policy Premiums charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the Variable Investment Options or the fixed-rate option. The riders are briefly described in Appendix E.


What is the amount of death proceeds payable under a Park Avenue Life policy?

The amount of the death proceeds will be based on the benefit provided by the death benefit option in effect when the insured dies and any insurance proceeds provided by additional benefit riders. To determine the payable proceeds, GIAC will deduct any outstanding Policy Debt and, if applicable, any due but unpaid Policy Premium from the death benefit. If, on the other hand, the policyowner has paid a Policy Premium to provide coverage after the policy month during which the insured died, a pro-rata portion of any Policy Premium Assessments that were included in such premium will be added to the death benefit proceeds. Death proceeds may be received in a lump sum or under one of the payment options described in the policy. See "Policy Proceeds" and "Payment Options."


Does a policyowner have access to the monies invested in a Park Avenue Life policy?

After the first policy year and within limits, the policyowner may: (1) make partial withdrawals of Net Cash Surrender Value; and/or (2) borrow up to 90% of the policy's Cash Surrender Value less the amount of any Policy Debt. Interest at an annual rate of 8% accrues daily against outstanding policy loans. See "Partial Withdrawals" and "Policy Loans."

Also, a policy may be surrendered at any time for its then Net Cash Surrender Value. Upon surrender, insurance coverage ends.

See "Deductions and Charges" and "Tax Effects" for information about the possible impact of these policy transactions on (1) policy benefits and (2) the amounts invested in a policy.


Are increases in Policy Account Value or the death proceeds taxed under the income tax provisions of the Internal Revenue Code?

Under current federal tax law, increases in Policy Account Value are not generally subject to federal income tax unless they are distributed before the insured dies. Death proceeds are not subject to federal income tax, but may be subject to federal estate and/or generation skipping transfer taxes. See "Tax Effects."


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                                       9


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What is the federal income tax treatment of partial withdrawals, surrenders and policy loans?

Each of these transactions results in a pre-death distribution from the policy. The federal income tax treatment of the proceeds of a pre-death distribution depends on whether a policy is treated as a "modified endowment contract" under the Internal Revenue Code.

If a Park Avenue Life policy is not treated as a modified endowment contract:

     (1) Distributions through partial withdrawals or upon surrender will generally be taxed only if the sum of all such distributions exceeds the policyowner's "basis" in the policy (i.e., the sum of the Policy Premiums paid minus any amounts previously withdrawn through tax-free distributions). Amounts received in excess of the policyowner's basis in the policy will be recognized and taxable as ordinary income.

     (2) Policy loans should be treated as indebtedness, not as taxable distributions, so long as the policy remains in force. Generally, policy loan interest payments are not tax deductible by the policyowner. There may be adverse tax consequences if a policy lapses with Policy Debt outstanding.

If a Park Avenue Life policy is treated as a modified endowment contract:
All pre-death distributions, including policy loans, will be taxed first as ordinary income, to the extent of gain in the policy, and then treated as a return of the basis in the policy. With few exceptions, a 10% penalty tax will also apply to the taxable portion of a distribution from a modified endowment contract.

Under the circumstances which are summarized under "Tax Effects," a policy could become or be treated as a modified endowment contract. A legal or tax adviser should be consulted before taking actions that could cause a policy to become or be treated as a modified endowment contract. Neither GIAC nor its agents are authorized to provide this type of advice to policyowners.


When would a policy lapse?

A policy can lapse if a required Policy Premium or loan repayment remains unpaid 31 days after its due date. A Policy Premium must be paid in cash when due, unless the policyowner has elected and is eligible for the policy's Premium Skip Option or Automatic Premium Loan feature. See "Premium Skip Option" and "Automatic Premium Loan." GIAC will notify the policyowner that a loan repayment is required when the Policy Debt exceeds the policy's Cash Surrender Value.

GIAC will provide the policyowner with notice of an impending policy lapse, and will maintain the policy in force if the amount specified in the notice is received on a timely basis at the Executive Office. See "Grace Period." Upon lapse, insurance coverage can be continued for a limited period or in a reduced amount under a policy value option. See "Policy Value Options." A lapsed policy that has not been surrendered for cash may be eligible for reinstatement for up to five years. See "Reinstatement."


Can a policy be exchanged for a fixed benefit life insurance policy?

A policyowner has the right to exchange a Park Avenue Life policy for a fixed benefit whole life insurance policy on the life of the insured that is issued by GIAC or one of its affiliates, without evidence of insurability, within 24 months of the Issue Date. See "Fixed-Benefit Insurance During the First 24 Months."

In addition, while the policy is in force, a policyowner can transfer the entire Policy Account Value attributable to the Variable Investment Options to the fixed-rate option, and provide for the allocation of all Net Premiums to the fixed-rate option. If such actions are taken, a Park Avenue Life policy would operate like a fixed-benefit life insurance policy. And, if the policyowner's financial needs or goals or investment risk tolerance change again, he or she retains the flexibility to reallocate Net Premiums to the Variable Investment Options, and/or transfer out of the fixed-rate option. Special limits do apply, however, to transfers out of the fixed-rate option.


Can the policy be cancelled after the Issue Date?

A policyowner may cancel a policy by returning the policy and a written cancellation notice to GIAC's Executive Office or the agent from whom such policy was purchased by the latest of: 10 days after receiving the policy; or 45 days from the date Part 1 of the completed application for the policy was signed; or 10 days after GIAC mails to the policyowner a Notice of Withdrawal Right, measured from the postmark on such Notice. GIAC will promptly refund all Policy Premiums and unscheduled payments submitted before cancellation. Longer periods may apply in certain states. A policy that is returned for cancellation will be void from the beginning.


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                                       10

                    Park Avenue Life Policy Diagram*


          [The printed document contains a diagram which can not be replicated within the EDGAR environment.
          The Park Avenue Life Policy Diagram demonstrates how the policy works by showing in graphic form, the charges and deductions which are made (i) from Policy Premiums and unscheduled payments; (ii) from the Policy Account Value at the Separate Account and allocation option levels; and (iii) as a result of transactions initiated by the Policyowner such as surrenders and partial withdrawals.]


* This diagram excludes the Unscheduled Payment Handling Fee and Transfer Charge. Neither of these charges are being imposed presently. Repayments of Policy Debt are also not reflected in the diagram.




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                                       11

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                           THE PARK AVENUE LIFE POLICY

This section of the prospectus provides an overview of the policy's provisions exclusive of any riders. Since GIAC is subject to the insurance laws and regulations of every jurisdiction in which Park Avenue Life is sold, some of the policy's terms may vary from jurisdiction to jurisdiction. Specific variations to a policy will be set forth in the policy issued to the policyowner.


INSUREDS

GIAC will issue a policy with an initial Face Amount of at least $100,000 to anyone who resides in a state or jurisdiction where the policy may be offered. The policy can be issued to insure the life of anyone Age 80 or under. The insured and the policyowner may be the same person or different individuals. GIAC requires satisfactory evidence of insurability before it will issue or reinstate a policy. Owners of certain fixed-benefit life insurance policies issued by GIAC or its parent, Guardian Life, may be able to purchase Park Avenue Life, without evidence of insurability, by exchanging their present policies. Interested policyowners should consult their legal and tax advisers about the consequences of exchanging their existing policies for Park Avenue Life. See "Deductions and Charges" and "Tax Effects."


PREMIUMS

Policy Premiums
Policy Premiums are payable during the insured's lifetime or until the Policy Anniversary nearest the insured's 100th birthday. If such premiums are paid when due, the policy will not lapse and the death proceeds will be at least equal to the Face Amount set forth in the policy until the Policy Anniversary nearest the insured's 100th birthday, so long as no partial withdrawals are made and there is no Policy Debt outstanding. Policy Premiums must be received at GIAC's Executive Office.

The annual Policy Premium amount includes rating charges if the insured does not satisfy GIAC's underwriting requirements, as well as premiums for insurance benefits that the policyowner can add by riders to the policy. Any rating charges are set forth in the policy. Rider premiums are also stated in the policy. Rating charges and rider premiums are called "Policy Premium Assessments" in this prospectus.

Policy Premiums may be paid annually or periodically (i.e., semi-annually, quarterly or at any other frequency that is acceptable to GIAC). Each "periodic" premium payment must be at least $100. GIAC determines the amount of each periodic Policy Premium by multiplying the annual Policy Premium by a specific percentage factor. The sum of the periodic Policy Premiums paid for a policy year will be higher than one annual Policy Premium. For semi-annual periodic Policy Premiums, where the factor is .515, the sum of the periodic Policy Premiums is 3% higher than one annual Policy Premium. For quarterly periodic Policy Premiums, where the factor is .26265, the sum of the periodic Policy Premiums is 5.06% higher than one annual Policy Premium. The Policy Account Value can be influenced favorably or unfavorably by paying Policy Premiums on a periodic basis. GIAC will change the payment frequency mode for a policyowner if it receives a proper written request at its Executive Office. Unless the request is received sufficiently before the next premium due date, GIAC will be unable to change the frequency mode until the premium cycle that follows such premium due date.

Basic Scheduled Premiums
The Basic Scheduled Premium is the Policy Premium minus any Policy Premium Assessments. The policy sets forth the level Basic Scheduled Premium that is payable for each policy year during the Guaranteed Premium Period, as well as the maximum Basic Scheduled Premium that may be charged for any policy year after the Guaranteed Premium Period ends.

The Guaranteed Premium Period starts on the Policy Date and ends on the later of the Policy Anniversary nearest the insured's 70th birthday or the 10th Policy Anniversary. GIAC cannot increase the Basic Scheduled Premium during the Guaranteed Premium Period. However, GIAC will reduce such premium if the policy's Face Amount is reduced during the Guaranteed Premium Period. New policy pages that set forth the lowered level Basic Scheduled Premium will be sent to the policyowner when the Face Amount is reduced. See "Reducing the Face Amount."

On the Policy Review Date immediately preceding the end of the Guaranteed Premium Period and on each Policy Review Date thereafter, GIAC redetermines the amount of Basic Scheduled Premium payable for the next policy year by comparing the Policy Account Value on such date to the Benchmark Value as adjusted to that date. If the Benchmark Value is higher, the amount of Basic Scheduled Premium due can be increased up to the maximum Basic Scheduled Premium set forth in the policy. If, on the other hand, the Policy Account Value is higher, the Basic Scheduled Premium due for the next policy year could be reduced to an amount that is as low as the Basic Scheduled Premium payable during the Guaranteed Premium Period. GIAC will notify the policyowner of any change in the Basic Scheduled Premium in premium billing notices.

Unscheduled Payments
A policyowner may choose to make unscheduled payments in addition to the Policy Premium payable for each policy year. Unscheduled payments can help build Policy Account Value and perhaps increase an Option 2 death benefit.


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                                       12

There is a $100 minimum for each unscheduled payment unless an unscheduled payment accompanies a Policy Premium payment. No unscheduled payments are permitted while Policy Premiums are waived under a waiver of premium rider, or while a policy value option is in effect, or from and after the Policy Anniversary nearest the insured's 100th birthday. GIAC reserves the right to refuse to accept an unscheduled payment from a policyowner who, after the first policy year, has not made an unscheduled payment for three consecutive policy years. GIAC also reserves the right to deduct a maximum handling fee of $2.00 from each unscheduled payment before deducting certain other charges and crediting the resulting Net Premium under the policy. See "Policy Value Options," "Deductions and Charges" and "Crediting Payments."

Excessive unscheduled payments could cause a policy to fail to be treated as life insurance under the Internal Revenue Code. Accordingly, GIAC restricts the amount of total unscheduled payments that may be submitted in a policy year to the lesser of $100,000, or:

   -- in policy year 1, the annual Basic Scheduled Premium for that year multiplied by the number set forth below for the insured's Age on the Policy Date

                   AGE                  MULTIPLIER
                   ---                  ----------
                 0 to 70                    10
                   71                        9
                   72                        8
                   73                        7
                   74                        6
                75 to 80                     5

   -- in each of  policy  years 2  through  5,  three  times  the  annual  Basic
      Scheduled Premium payable in each such year;

   -- in each of policy years 6 through 10, two times the annual Basic Scheduled
      Premium payable in each such year;

   -- in each policy year thereafter, the annual Basic Scheduled Premium payable during the Guaranteed Premium Period.

GIAC will return to the policyowner that portion of any unscheduled payment which exceeds the then applicable maximum.

Unscheduled payments may cause a policy to be treated as a modified endowment contract under the Internal Revenue Code. Because a wide variety of policyowner-directed policy transactions could also cause a policy to be treated as a modified endowment contract, GIAC cannot assure that a policy will never be treated as a modified endowment contract. See "Tax Effects."

Premium Skip Option
After the first policy year, the policyowner may "skip" paying the annual Policy Premium due on a Policy Anniversary if:

   o GIAC receives the owner's written election of the Premium Skip Option by the end of the grace period for the annual Policy Premium that is to be skipped initially; and

   o  on the date that each  premium  skip is  effected,

      -- the Policy Account Value exceeds the Benchmark Value, as adjusted to such date, by at least the amount of the annual Policy Premium; and

      -- the  policy's  Net Cash  Surrender  Value then  equals or exceeds  that
         portion  of  the  Policy   Premium   that  pays  any  Policy   Premium
         Assessments; and

      -- Policy Premiums are not then being waived under a waiver of premium rider.

If the policyowner's written election of this option is received during the grace period for the annual Policy Premium that is to be skipped initially, the first premium skip will be effected as of the date that GIAC received such election. Otherwise, each premium skip will be effected as of the Policy Anniversary on which an annual Policy Premium would be due. A policyowner who had been paying periodic Policy Premiums will be placed on the annual mode when this option is effected, but remains responsible for paying any periodic Policy Premiums that are due before the option is effected.

While the Premium Skip Option is in effect, GIAC will continue to send the policyowner annual Policy Premium billing notices. If the criteria for skipping Policy Premiums continue to be satisfied, the policyowner will not be required to pay Policy Premiums in response to such notices to keep the policy in force. In fact, GIAC will treat the receipt of a Policy Premium as a revocation of the Premium Skip Option (see below).

A policyowner can call 1-800-935-4128 to learn the Policy Account Value and Net Cash Surrender Value of his or her policy on any day that GIAC is open for business. GIAC also provides these values and the policy's Benchmark Value as of the most recent Policy Anniversary on the policyowner's annual policy statement. See "Communications From GIAC." In addition, Benchmark Values for each Policy Anniversary are set forth in the policy.

If the values under a policy for which the Premium Skip Option has been elected fail to satisfy the foregoing minimums as of the date that a premium skip would be effected, GIAC will notify the policyowner that the policy will lapse if he or she fails, before the end of the grace period, to pay the annual Policy Premium. Upon receipt of this notice, the policyowner may elect a more frequent periodic Policy Premium payment mode and pay the lower periodic Policy Premium amount. The policyowner's periodic Policy Premium election and payment must be received at GIAC's Executive Office. Alternatively, a policyowner who has elected and is eligible for the policy's Automatic Premium Loan feature may pay the Policy Premium through such a loan. See "Automatic Premium Loan" and "Policy Loans."


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                                       13

When a premium skip is effected, GIAC deducts from the Policy Account Value an amount equal to 90.5% of any Policy Premium Assessments that would be due on the Policy Anniversary to pay such assessments for the coming policy year. This amount will be deducted proportionately from the Policy Account Value attributable to the Variable Investment Options. If some or all of the required deduction exceeds the Policy Account Value held in the Variable Investment Options, GIAC will deduct the remainder from the Policy Account Value held in the fixed-rate option. These deductions reduce the amount invested under a Park Avenue Life policy and the policy's loan value. GIAC will continue to process Monthly Deductions as described under "Deductions and Charges." Typically, the Net Amount at Risk increases when an annual Policy Premium is skipped, which means that the dollar amount of the monthly cost of insurance charge will also increase.

A policyowner's election of the Premium Skip Option remains in effect until:

     o GIAC receives the policyowner's written revocation notice at the Executive Office; or

     o GIAC receives a payment that is credited as a then due Policy Premium (see "Crediting Payments"); or

     o GIAC receives the policyowner's written request to pay Policy Premiums periodically rather than annually; or

     o A Policy Premium must be paid because the Policy Account Value or Net Cash Surrender Value on a Policy Anniversary is no longer sufficient to keep the Premium Skip Option in effect; or

     o    Premiums are waived under a waiver of premium rider.

A policyowner is not required to "make-up" any Policy Premiums that were skipped while the Premium Skip Option was effective. A policyowner may re-elect and re-exercise the Premium Skip Option after cancellation, subject to all of the conditions described above.

Important Note: a policyowner who uses the Premium Skip Option forgoes the opportunity to invest an additional amount under the policy through the actual payment of a Policy Premium.

Automatic Premium Loan
After the first policy year, the policy's "loan value" (as defined under "Policy Loans") can be used to pay a Policy Premium if the policyowner has elected and is eligible for Park Avenue Life's Automatic Premium Loan feature. The policyowner can elect this feature in the application to purchase a policy or at a later time by written request. GIAC must receive any such written request at the Executive Office by the end of the grace period for a then due Policy Premium or it will be unable to effect an Automatic Premium Loan to pay such Policy Premium. A policyowner never actually receives the proceeds of a loan effected under Park Avenue Life's Automatic Premium Loan feature. Rather, GIAC transfers the required amount from the Unloaned Policy Account Value to the Loan Collateral Account, as explained under "Policy Loans," and uses the loan proceeds to pay the Policy Premium due.

Loan interest accrues on Automatic Premium Loans from the end of the grace period, which will be the effective date of the loan. If the policy's loan value is insufficient to pay an overdue Policy Premium, GIAC will be unable to effect an Automatic Premium Loan and the policy could lapse. If a policyowner has elected both the Premium Skip Option and the Automatic Premium Loan feature, GIAC will, if possible, treat an overdue Policy Premium as a skipped premium before it effects an Automatic Premium Loan.

GIAC will cancel a policyowner's election of the Automatic Premium Loan feature upon receipt of the owner's written cancellation request. See "Policy Loans" and "Tax Effects" for additional information about the treatment of policy loans.

Important Note: a policyowner who uses the Automatic Premium Loan feature forgoes the opportunity to invest an additional amount under the policy through the actual payment of a Policy Premium.

Allocation of Net Premiums
A Net Premium is the portion of a Basic Scheduled Premium or unscheduled payment that is available for allocation among the Variable Investment Options and the fixed-rate option after the deduction of certain charges described under "Deductions and Charges." See "Crediting Payments" for information about when Net Premiums and other payments are credited and allocated under a policy. Upon allocation, each Net Premium becomes part of the Policy Account Value.

                            EXAMPLE -- Policy Year 1
                              Male insured, Age 45
                       Preferred Premium Class - Nonsmoker
                              Face Amount $250,000

Basic Scheduled Premium ("BSP") ...........................        $3,515.00
Premium Tax Charge (2.5% of BSP) ..........................            87.88
DAC Tax Charge (1% of BSP) ................................            35.15
Premium Sales Charge (6% of BSP) ..........................           210.90
                                                                   ---------
Net Premium Allocated .....................................        $3,181.07

The policyowner provides his or her initial allocation instructions for Net Premiums in the policy application. All percentage allocations must be in whole numbers equal to or greater than 10. The total of all percentage allocations must be 100%. The policyowner may change the allocation instructions at any time. The new allocation instructions will be effective for Net Premiums that are allocated after GIAC receives the changed instructions at its Executive Office. Allocation instructions can only be changed in writing.

The allocation of amounts already held under a policy will not be affected by changing the allocation instructions for Net Premiums. Policyowners may transfer


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                                       14
such amounts among the Variable Investment Options and the fixed-rate option as described under "Transfers," "Transfers From the Fixed-Rate Option" and "Dollar Cost Averaging". GIAC reserves the right to limit the number of options in which the Policy Account Value may be invested or held. If GIAC exercises this right, a policyowner's ability to add allocations for Net Premiums or make transfers may be restricted.

Crediting Payments
The policyowner may provide specific crediting instructions for each payment he or she submits. If a payment that equals or exceeds a Policy Premium is received on or during the 31 days preceding a premium due date without specific crediting instructions, GIAC will use the payment:

     o    to pay the Policy Premium;
     o    then, to pay any outstanding Policy Debt; and
     o    last, to credit an unscheduled payment.

GIAC will use all other unidentified payments:

     o    to pay any outstanding Policy Debt; and
     o    then, to credit unscheduled payments.

GIAC normally credits and allocates each payment as of the Valuation Date of receipt, if it receives the payment before the close of business at its Executive Office. There are two exceptions to this practice:

     o (1) GIAC credits and allocates any payment received prior to the Issue Date on the Issue Date; and

     o (2) GIAC credits and allocates that portion of any payment that is used to pay a Policy Premium on the premium due date if such payment is received on or during the 31 days preceding such premium due date.

The close of business is the earlier of 4:00 p.m. New York City time or the close of trading on the NYSE. See "Allocation of Net Premiums" and "Policy Loans" for information about how payments are allocated among the Variable Investment Options and the fixed-rate option.

Default
If a Policy Premium or loan repayment that GIAC requires to be paid remains unpaid on its due date, the policy will be in default. Unless the policyowner has elected and is eligible for Park Avenue Life's Premium Skip Option or Automatic Premium Loan feature, all Policy Premiums are required when due. The due date for Policy Premiums paid annually is each Policy Anniversary. Periodic Policy Premiums are due on the Monthly Dates specified by GIAC for the selected frequency mode. A loan repayment is required if the Policy Debt exceeds the Cash Surrender Value of a policy on a Monthly Date. GIAC will notify the policyowner when a loan repayment is required, and will specify its amount and due date. See "Premium Skip Option," "Automatic Premium Loan" and "Policy Loans."

Grace Period
The policy provides a 31-day grace period for each Policy Premium (after the first Policy Premium payment) and for each required loan repayment. Insurance continues in full force and effect during the grace period, but if the insured should die during the grace period, the death proceeds payable to the beneficiary will be reduced by any outstanding Policy Debt and any due and unpaid Policy Premium for the period through the policy month of death.

If GIAC does not receive payment before the grace period ends and, for Policy Premiums, neither the Premium Skip Option nor the Automatic Premium Loan feature are available, the policy will lapse. Upon policy lapse, all insurance coverage ends as of the end of the grace period, unless a policy value option becomes effective. See "Policy Value Options" for a description of the types of insurance coverage available under such options. The policyowner can surrender the policy for its then Net Cash Surrender Value at any time during the grace period. In that event, GIAC will pay the Net Cash Surrender Value to the policyowner in cash and all insurance coverage will cease. See "Surrender."

Reinstatement
A lapsed policy that has not been surrendered for cash may be eligible for reinstatement for up to five years after the date of default. The insured must be living when GIAC effects the reinstatement. A written application for reinstatement, which includes satisfactory evidence of insurability, must be received at GIAC's Executive Office for approval. In addition, GIAC requires:

     o repayment of any outstanding Policy Debt with 8% interest compounded yearly; and
     o    payment of the greater of:
          --   all overdue Policy Premiums with 6% interest compounded yearly;
               or
          -- 110% of the increase in the Cash Surrender Value that results from reinstatement, plus any overdue Policy Premium Assessments, with 6% interest compounded yearly.

A reinstated policy has the same Policy Date, Face Amount and death benefit option as the policy that lapsed. The policyowner must re-elect the Premium Skip Option and/or Automatic Premium Loan feature if he or she wants to have these privileges under the reinstated policy.


DEDUCTIONS AND CHARGES

GIAC deducts the amounts detailed below from: Policy Premiums and unscheduled payments; the Policy Account Value; and the Separate Account. In addition, the mutual funds that are offered through the Separate Account's investment divisions incur advisory fees and other expenses that are reflected in the prices of their shares each day. Once amounts are deducted under a policy, they


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                                       15
are unavailable for investment in the Variable Investment Options and the fixed-rate option.

Deductions From Policy Premiums and Unscheduled Payments

Policy Premium Assessments
These are the rating charges and rider premiums that are added to the Basic Scheduled Premium to set the Policy Premium. GIAC deducts these amounts from each Policy Premium payment and uses the amounts collected to cover its risks and meet its costs associated with: (1) providing insurance coverage to higher risk insureds (rating charges); or (2) providing additional insurance benefits through policy riders (rider premiums). Policy Premium Assessments can change if the circumstances that gave rise to rating charges change or if the policyowner drops the additional benefit riders to his or her policy. Amounts paid through Policy Premium Assessments are not subject to the premium tax charge, DAC tax charge or premium sales charge described below. Policy Premium Assessments are not added to or deducted from unscheduled payments.

Premium Tax Charge
This charge currently equals 2.5% of each Basic Scheduled Premium and each unscheduled payment. GIAC uses amounts collected from this charge to pay premium taxes that are assessed against it by the states and jurisdictions where Park Avenue Life is sold. Premium taxes vary from state to state and range from zero to to 4% currently. GIAC imposes this 2.5% charge regardless of the premium tax rate in effect in any state. This premium tax charge rate is an approximate average of the rates that GIAC expects to pay in all states over the lifetimes of the insureds covered by the policies. Since premium taxes are incurred by GIAC, they are not deductible by policyowners for federal income tax purposes. GIAC reserves the right to increase the premium tax charge rate if changes in the law result in an increase in the average of premium taxes that GIAC pays. GIAC does not expect to profit from this charge.

Deferred Acquisition Cost ("DAC") Tax Charge
This charge for federal income taxes imposed on GIAC currently equals 1% of each Basic Scheduled Premium and each unscheduled payment. GIAC believes that the amount of the charge is reasonable in relation to its increased corporate income tax liability under Section 848 of the Internal Revenue Code for receipt of Policy Premiums and unscheduled payments. Like the policy's premium tax charge, the DAC tax charge is not deductible by policyowners for federal income tax purposes. GIAC reserves the right to increase the DAC tax charge to reflect any changes in the tax burden imposed by Section 848 of the Internal Revenue Code or interpretations thereof. See "GIAC's Taxes."

Premium Sales Charge
This charge is initially equal to 6% of each Basic Scheduled Premium and each unscheduled payment (after deduction of any handling fees from each unscheduled payment; see below). On all policies except those issued for insureds at Ages 78, 79 or 80, the premium sales charge is reduced to 3% after the total amount paid under a policy through Basic Scheduled Premiums and unscheduled payments equals 12 annual Basic Scheduled Premiums. Because a policyowner may make unscheduled payments under a Park Avenue Life policy, he or she may pay an amount equal to 12 annual Basic Scheduled Premiums before 12 policy years have elapsed. Amounts paid as Policy Premium Assessments are not counted towards the amount that triggers the reduced premium sales charge and, thus do not affect when the premium sales charge is reduced. For policies issued for insureds at Age 78, the reduction of the premium sales charge to 3% occurs after the aggregate amount paid under a policy through Basic Scheduled Premiums and unscheduled payments equals 11 Annual Basic Scheduled Premiums. For policies issued for insureds at Ages 79 and 80, the reduction occurs when 10 times the annual Basic Scheduled Premium has been so received.

The premium sales charge compensates GIAC for sales and promotional expenses that it incurs in connection with selling Park Avenue Life policies. Such expenses include commissions, advertising, and the cost of preparing and printing sales literature and prospectuses. GIAC also uses amounts collected as deferred sales charges and may use any profit from certain other charges deducted under a policy, including the mortality and expense risk charge, to defray such expenses. See "Deductions From The Separate Account" and "Transaction Deductions From the Policy Account Value."

Handling Fee
GIAC reserves the right to charge a maximum handling fee of $2.00 for each unscheduled payment it receives. If charged, this fee would be deducted from each unscheduled payment before the premium sales charge is calculated. GIAC would then use the proceeds to cover the costs of crediting and allocating unscheduled payments under the policy. GIAC does not impose this fee now. GIAC does not expect to profit from the handling fee if it is imposed.


Monthly Deductions From The Policy Account Value

As of the Policy Date and on each Monthly Date thereafter, GIAC deducts the following charges proportionately from the Policy Account Value attributable to the Variable Investment Options and the fixed-rate option. Monthly Deductions end on the Policy Anniversary nearest the insured's 100th birthday.

Policy Charge and Administration Charge
For the first three policy years, the policy charge is $10 per month. Thereafter, this charge is currently $4 per month. GIAC reserves the right to


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

increase this charge in the fourth and subsequent policy years, but guarantees that the charge will never exceed $8 per month.

For the first 12 policy years, the administration charge per $1,000 of Face Amount is based on the insured's Age. The highest monthly administration charge during this period is $0.04 per $1,000 of Face Amount, which applies to policies issued for insureds at Ages 35-80 years. The administration charge rates are lower for younger insureds during the first 12 policy years. After the 12th policy year, the monthly administration charge is $0.015 per $1,000 of Face Amount for all policies. The specific monthly dollar amount of this charge is set forth in each policy.

Initially, these charges compensate GIAC for the cost of underwriting and issuing a policy. In later policy years, GIAC uses amounts collected through these charges to defray the ongoing costs of maintaining a policy, such as: preparing and sending premium billing notices, reports and statements to policyowners; communications with insurance agents; and other policy-related overhead costs. GIAC does not expect to profit from these charges.

Guaranteed Insurance Amount Charge
This monthly charge is $0.01 per $1,000 of the Face Amount on the Monthly Date that it is deducted. GIAC assesses this charge at the same rate for all policies. Proceeds from the Guaranteed Insurance Amount charge compensate GIAC for the risk GIAC assumes by guaranteeing that, no matter how unfavorable investment experience may be, the death proceeds will never be less than the Face Amount if all required Policy Premiums are paid when due, no partial withdrawals are taken and there is no Policy Debt. See "Policy Proceeds." The specific monthly dollar amount of this charge is set forth in each policy.

Charge For The Cost Of Insurance
This monthly charge is based upon GIAC's current monthly cost of insurance rates for the insured's Attained Age, sex and premium class. The maximum cost of insurance rate that GIAC may charge per $1,000 of Net Amount at Risk per policy year is set forth in the policy. The maximum rates are based upon the 1980 Commissioners' Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners.

Cost of insurance charges enable GIAC to pay death benefits, particularly in early policy years when the death benefit will be significantly larger than the Policy Account Value. GIAC calculates the cost of insurance charge by multiplying the Net Amount at Risk on a Monthly Date by the applicable monthly cost of insurance rate, and dividing the result by $1,000. GIAC determines the Net Amount at Risk on a Monthly Date after it has processed the other Monthly Deductions for such date.

GIAC's current monthly cost of insurance rates are lower than the guaranteed maximum rates set forth in the policy. Cost of insurance rates for non-smokers are lower than the rates for smokers at most Attained Ages.
Generally, cost of insurance rates increase with advancing age.

GIAC may use its discretion to change its current cost of insurance rates, subject to the guaranteed maximum rates. GIAC will not change its current cost of insurance rates if the insured's health deteriorates. Rather, GIAC will only change its rates for all insureds of the same premium class, Attained Age or sex because it expects: increased mortality among such insureds; higher expenses or federal income taxes; declining persistency for Park Avenue Life policies; or lower earnings in its general account. Any changes in the cost of insurance rates that GIAC chooses to implement will only be effective prospectively and will apply to all affected Park Avenue Life policies in the same manner.

The dollar amount of the cost of insurance charge deducted from a policy varies from month to month with changes in the Net Amount at Risk. Generally, reducing the Net Amount at Risk results in lower cost of insurance charges. Under an Option 1 policy where the death benefit is the Face Amount, paying Policy Premiums and making unscheduled payments can reduce the Net Amount at Risk by increasing the Policy Account Value, assuming favorable or neutral investment performance. Under an Option 2 policy, where the death benefit can increase over the Face Amount, paying Policy Premiums or making unscheduled payments will not affect the Net Amount at Risk.

The Net Amount at Risk increases, for example, when the death benefit for any policy increases to satisfy Internal Revenue Code requirements or if the policy's variable insurance amount exceeds certain levels, as discussed under "Death Benefit Options." Generally, increasing the Net Amount at Risk results in higher cost of insurance charge deductions.


Transaction Deductions from the Policy Account Value

GIAC makes transaction deductions only when certain events occur at the policyowner's direction. Except as explained below, GIAC makes transaction deductions proportionately from the Policy Account Value attributable to the Variable Investment Options until exhausted, and then from the fixed-rate option.

Surrender Charges
During the first 12 policy years, GIAC assesses surrender charges consisting of
(1) a deferred administrative charge and (2) a deferred sales charge. GIAC assesses these surrender charges when the policy lapses or is surrendered, or if the Face Amount is reduced by request or through a partial withdrawal. See "Reducing the Face Amount" and "Partial Withdrawals." The amount of the surrender charges depends upon the policy year in which the event occurs.


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     Deferred Administrative Charge. The deferred administrative charge compensates GIAC for its costs to process applications, conduct medical examinations, determine insurability and establish records that will not be recovered over time through monthly policy and administration charges. The highest deferred administrative charge is $4.80 per $1,000 of Face Amount, which applies to policies issued for insureds at Ages 35-80 that are surrendered during the first policy year. This charge is generally lower for younger insureds and declines each policy year through the 12th.

     Deferred Sales Charge. The deferred sales charge compensates GIAC for the expenses incurred in connection with the sale of Park Avenue Life policies that will not be recovered through the premium sales charge. The deferred sales charge for policies issued for insureds at Age 78 or less is equal to the lesser of:

     o 36% of the annual Basic Scheduled Premium payable for the first policy year minus the sum of:

          -- 3% of all Basic Scheduled Premiums and unscheduled payments actually paid up to the date that the deferred sales charge is incurred; plus

          -- any deferred sales charges deducted for prior Face Amount reductions; or

     o the percentage of the then payable annual Basic Scheduled Premium specified in the following chart for the policy year during which the charge is applied:

Policy Year

   1    2     3    4    5    6     7    8    9  10     11  12    13+
--------------------------------------------------------------------------------
  36%  33%   30%  27%  24%  21%   18%  15%  12%  9%    6%   3%    0


The deferred sales charge for policies issued for insureds at Ages 78, 79 or 80 is determined in a similar way, but is lower and declines to zero after 11 policy years for Age 78 and 10 policy years for Ages 79 and 80 because the initial percentage factor to be used in the calculations is 33% for Age 78 and 30%for Ages 79 and 80, rather than 36%. The deferred administrative charge for policies issued for such older insureds continues in effect for 12 policy years (see above).

GIAC pro-rates the surrender charges in connection with a Face Amount reduction by multiplying the surrender charges determined as described above by the following fraction to reduce the payable charges:

                           the amount of the reduction
                    -----------------------------------------
                    the Face Amount just before the reduction

The adjusted surrender charges are paid by deductions from the Unloaned Policy Account Value.

Together, the premium sales charge (see above) and the deferred sales charge constitute Park Avenue Life's total sales load. The SEC imposes limits on the total amount of sales load that may be paid if the policy is surrendered or lapses during the first two policy years. Accordingly, during the first two policy years, the maximum total sales load that a policyowner would pay is limited to the sum of 30% of the payments made during the first policy year that did not exceed one annual Basic Scheduled Premium; plus 10% of the payments made during the second policy year that did not exceed one annual Basic Scheduled Premium; plus 9% of all unscheduled payments made during the first two policy years.

The total sales charge under a Park Avenue Life policy will not exceed an amount equal to 9% of the Basic Scheduled Premiums payable over the shorter of 20 years or the insured's anticipated life expectancy. The policyowner may pay an amount equal to the Basic Scheduled Premiums payable over such period through a combination of premiums and unscheduled payments, thereby shortening the period over which the amount is paid.

Partial Withdrawal Charge
To recover its processing costs, GIAC charges the lesser of $25 or 2% of the requested withdrawal amount in connection with each partial withdrawal. This charge is in addition to the surrender charges which are assessed when partial withdrawals during the first 12 policy years result in Face Amount reductions. See "Partial Withdrawals." The requested withdrawal amount is not reduced to pay surrender and partial withdrawal charges. Instead, such charges are separately (and additionally) deducted from the Unloaned Policy Account Value.

Premium Skip Option Deduction
If a policyowner exercises Park Avenue Life's Premium Skip Option, GIAC deducts 90.5% of the amount needed to pay any Policy Premium Assessments, which are set forth in the policy and any rider(s). The Premium Skip Option is described under "Premium Skip Option."

Transfer Charge
Presently, GIAC does not impose a charge on transfers among the Variable Investment Options and the fixed-rate option. However, GIAC reserves the right to charge $25 for each transfer after the fourth transfer in a policy year. GIAC will deduct the transfer charge from the option(s) from which amounts are transferred and use the proceeds to pay its processing costs.

GIAC will not assess the transfer charge against multiple transfers effected under the policy's Dollar Cost Averaging feature, or in connection with taking or repaying policy loans. In addition, no transfer charge will apply to transfers effected when a policyowner transfers out of a Variable Investment Option because fundamental investment policies of its corresponding mutual fund have been materially changed. See "Transfers," "Dollar Cost Averaging Transfer Option," "Policy Loans," "Automatic Premium Loan" and "Rights Reserved by GIAC."


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                                       18

Deductions From the Separate Account

Mortality And Expense Risk Charge
GIAC charges the Separate Account for the mortality and expense risks it assumes under the policies. The charge is made daily at a current annual rate of 0.60% of the Separate Account's average daily net assets. This charge is guaranteed never to exceed an annual rate of 0.90% of the Separate Account's average daily net assets. The mortality and expense risk charge is not assessed against Policy Account Values deposited in the fixed-rate option.

The mortality risk that GIAC assumes is that insureds may live for shorter periods of time than GIAC estimated when setting its cost of insurance rates for Park Avenue Life. The expense risk that GIAC assumes is that GIAC's expenses for issuing and administering policies may be higher than GIAC estimated when setting the administrative charges for Park Avenue Life. If amounts collected through this charge exceed the amounts required to provide benefits or pay expenses under the policies, GIAC may realize a profit on the charge. GIAC may use any such profit to defray expenses incurred in selling the policies.

Income Tax Charge
Except for the charge for DAC taxes, which is deducted from Policy Premiums and unscheduled payments, GIAC currently makes no charge for federal, state or local income taxes attributable to the Separate Account or the policies. However, GIAC reserves the right to impose additional charges if the income tax treatment of variable life insurance changes for insurance companies, or if there is a change in GIAC's tax status, or if GIAC becomes subject to any other tax-related economic burdens that are attributable to the Separate Account or the policies. See "Tax Effects."


Deductions From the Mutual Funds

Advisory Fees And Operational Expenses
Charges for investment advisory fees and operational expenses are deducted daily from the assets of the mutual funds offered through the Separate Account. As a result, policyowners bear these fees and expenses indirectly. Investment advisory fees compensate the investment advisers of the mutual funds for the services and facilities they provide to the funds. The following chart shows each fund's expenses for the year ended December 31, 1994, expressed as a percentage of average daily net assets.

                            ADVISORY     OPERATIONAL        TOTAL
FUND NAME                      FEE         EXPENSES        EXPENSES
--------------------------------------------------------------------------------
Stock Fund                    0.50%          0.03%           0.53%
Bond Fund                     0.50%          0.04%           0.54%
Cash Fund                     0.50%          0.04%           0.54%
International Fund            0.80%          0.23%           1.03%
Strategic Asset Mgt           0.50%          0.10%           0.60%
Centurion Fund                0.50%          0.11%           0.61%

Expenses that relate to the investment operations of the funds vary from year to year. The operational expenses for Value Line Strategic Asset Management Trust and Value Line Centurion Fund reflect the effects of expense reimbursements paid by those funds to GIAC. For the year ended December 31, 1994, GIAC was reimbursed $506,724 by Value Line Strategic Asset Management Trust, and $312,210 by Value Line Centurion Fund.


POLICY VALUES AND BENEFITS

Death Benefit Options
Park Avenue Life provides two death benefit options. A policyowner can choose an option on the policy application. Option 1 is the automatic option if a policyowner does not select an option.

The death benefit provided under Option 1 is the greater of:

     o    the Face Amount on the date of the insured's death; or
     o the minimum death benefit then required under Section 7702 of the Internal Revenue Code to assure that the policy qualifies as life insurance; or
     o after the first policy year, the policy's "variable insurance amount," which is defined below.

The death benefit provided under Option 2 is the greater of:

     o the Face Amount on the date of the insured's death plus any amount by which the Policy Account Value then exceeds the Benchmark Value as adjusted to the date of death; or
     o the minimum death benefit then required under Section 7702 of the Internal Revenue Code to assure that the policy qualifies as life insurance; or
     o    after the first policy year, the policy's variable insurance amount.

The minimum death benefit required under Section 7702 of the Internal Revenue Code is $1,000 multiplied by the sum of:

     o    the Policy Account Value, plus
     o any Policy Premium Assessments paid for a period beyond the policy month during which the insured died (if premiums are not then being waived under a waiver of premium rider)


divided by the net single premium per $1,000 for the insured's Attained Age, sex and premium class. The net single premium is adjusted to the date of death. A table of net single premiums is set forth in the policy.

The variable insurance amount provides a guarantee that the death benefit will be greater than the then effective Face Amount if investment performance during the preceding policy year was sufficiently favorable. GIAC determines the variable insurance amount for each policy year after the first by multiplying $1,000 by the Policy Account Value on each Policy Review Date and dividing the result by the net single premium per $1,000 that applies for such Policy Review



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                                       19

Date. The variable insurance amount will be reduced during a Policy year if the Face Amount is reduced or if a partial withdrawal is effected. The net single premium for a Policy Review Date is based on the net single premiums for the immediately preceding and immediately succeeding Policy Anniversaries, as adjusted for the number of days between such Anniversaries.

Under an Option 1 policy, when favorable investment performance and unscheduled payments increase the Policy Account Value, the Net Amount at Risk under the policy will decrease. When the Net Amount at Risk is reduced, the dollar amount of the cost of insurance charges deducted on each Monthly Date may also decline. See "Monthly Deductions From The Policy Account Value."

Under an Option 2 policy, favorable investment performance and the addition of unscheduled payments can increase the Policy Account Value sufficiently to increase the death benefit. However, the Net Amount at Risk will not change. Unfavorable investment performance can reduce an Option 2 policy's death benefit, but the benefit will never be lower than the Face Amount.

Prospective policyowners should select the death benefit option that best meets their needs and objectives. Those who prefer to have the opportunity to increase their insurance coverage over the guaranteed Face Amount should choose Option 2. Those who prefer to have insurance coverage that generally does not vary with investment experience and potentially lower monthly cost of insurance charges should choose Option 1. If a policyowner's personal circumstances change, on or after the first Policy Anniversary he or she may change the then effective death benefit option if the insured is alive. However, only one death benefit option change is permitted in any single policy year.

A change in the death benefit option will be effective on the Monthly Date that next follows the date that GIAC approves the change. GIAC will not approve a request to change from Option 1 to Option 2 if Policy Premiums are then being waived under a waiver of premium rider. Evidence of insurability that is satisfactory to GIAC must be submitted with any request to change from Option 1 to Option 2, because the death benefit will increase by any positive amount by which the Policy Account Value exceeds the Benchmark Value on the date the change takes effect. The death benefit will decrease by this amount if the change is from Option 2 to Option 1. Changing the death benefit option does not change the Face Amount of a policy.

Death proceeds are payable to the beneficiary(ies) upon GIAC's receipt of due proof that the insured died while the policy was in force. GIAC may delay payment of the death proceeds if it contests a policy. See "Policy Proceeds" and "Incontestability."

Policy Values
The Policy Account Value is the sum of the values attributable to the Variable Investment Options, the fixed-rate option and the Loan Collateral Account. While a policy is in force, such values are comprised of:

     o    the Net Premiums credited under a policy; plus or minus
     o the cumulative effects of the net investment experience of amounts held in the Variable Investment Options; plus
     o any interest paid on amounts in the fixed-rate option or on amounts transferred to and held in the Loan Collateral Account; minus
     o    cumulative Monthly Deductions; minus
     o    any previously effected partial withdrawals; minus
     o the surrender charges and/or partial withdrawal charges assessed upon previously effected partial withdrawals; minus
     o    the surrender charges assessed upon any Face Amount reductions; minus
     o    any Premium Skip Option deductions; minus
     o    any transfer charges that may have been assessed.

A Park Avenue Life policy's Cash Surrender Value is the Policy Account Value minus the policy's surrender charges. After policy year 12, there are no surrender charges under a Park Avenue Life policy.

The Net Cash Surrender Value is the amount that may be obtained upon surrender of a policy. The Net Cash Surrender Value is calculated by subtracting any Policy Debt from the Cash Surrender Value and then adding to the result the portion of any previously paid Policy Premium Assessments which relate to periods beyond the next Monthly Date.

The Benchmark Value is a hypothetical account value that GIAC uses to determine:

     o    whether the death benefit under an Option 2 policy has increased;
     o    if a premium skip can be effected;
     o    whether a partial withdrawal can be taken; and
     o after the Guaranteed Premium Period ends, whether the Basic Scheduled Premium will change for a policy year.

A Benchmark Value for each Policy Anniversary is set forth in the policy. The Benchmark Value on any day during a policy year is based on the Benchmark Values for the immediately preceding and immediately succeeding Policy Anniversaries, as adjusted for the number of days to such Anniversaries from the given day. GIAC does not guarantee that the Policy Account Value will equal or exceed the Benchmark Values set forth in a policy.

Values held in the Variable Investment Options may increase or decrease daily depending on the net investment experience of such options. The combination of partial withdrawals, unfavorable investment performance and ongoing Monthly


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Deductions can cause a policy's Policy Account Value to drop below zero (i.e., become negative). Even if this occurs, the policy will not lapse if all Policy Premiums are paid when due and there is no Policy Debt. However, GIAC will continue to accrue Monthly Deductions under the policy, which will increase the amount of the negative balance. While a policy has a negative balance, GIAC will calculate cost of insurance charges based on a Policy Account Value of zero, and all Net Premiums, including Net Premiums derived from unscheduled payments, will be applied to reduce the negative balance. Once the Policy Account Value equals or exceeds zero, Net Premiums will be allocated and credited as explained under "Allocation of Net Premiums" and "Crediting Payments."

Amounts In The Separate Account
Amounts allocated, transferred or added to a Variable Investment Option are used to purchase units of the applicable Separate Account investment division. Units are redeemed and cancelled when amounts are withdrawn or transferred as a result of policyowner transactions, or when GIAC effects Monthly Deductions, Dollar Cost Averaging transfers or policy loans. The number of units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's unit value for the Valuation Date of the transaction. On any given day, a policyowner's value in an investment division is the division's current unit value multiplied by the number of units credited to the policy for that division.

Unit values change daily, reflecting investment results and daily deductions of the charge for mortality and expense risks. GIAC determines unit values for the investment divisions of the Separate Account at the end of each Valuation Date.

Policyowners bear the entire investment risk with respect to amounts held in the Separate Account.

Net Investment Factor
GIAC calculates the unit value for each investment division by multiplying the division's immediately preceding unit value by the applicable net investment factor for the Valuation Period. The net investment factor for a Separate Account investment division for a Valuation Period is the sum of:

     o the net asset value (or price) per share of the division's corresponding mutual fund as of the close of business on a Valuation Date, plus
     o the per share amount of any dividends or capital gains distributed by that mutual fund on that Valuation Date divided by the net asset value per share of such mutual fund for the immediately preceding Valuation Period, and then minus the sum of the following deductions from the Separate Account:

     o    the daily deduction for mortality and expense risks, plus
     o any daily deduction that GIAC may make for income taxes that are attributable to the Separate Account or the policies.

The accompanying prospectuses for the funds describe the procedures used by the funds to calculate their respective net asset values per share. The daily deduction for mortality and expense risks will never exceed .00002477% of the Separate Account's assets, which is equivalent to an annual deduction of 0.90%. Currently, there is no daily deduction from the Separate Account for income taxes. See "Deductions From the Separate Account."


OTHER POLICY FEATURES

Policy Loans
After the first policy year and while the insured is alive, a policyowner may borrow all or part of a policy's "loan value," by assigning the policy to GIAC as security for the loan. A policy's loan value is 90% of the Cash Surrender Value on the date that GIAC receives a proper written loan request (which includes an assignment of the policy) at its Executive Office, minus any then outstanding Policy Debt. The sum of any outstanding loan amounts plus accrued loan interest is the Policy Debt. A policy has no loan value during the first policy year or when it is continued under the Fixed Benefit Extended Term Insurance policy value option after lapse. See "Policy Value Options." Policy loan proceeds will ordinarily be paid to the policyowner within seven days of the date that GIAC received the loan request. For exceptions to this general rule, see "Policy Proceeds." The minimum loan amount is $500, unless the loan is an Automatic Premium Loan. A policyowner never actually receives the proceeds of a loan effected under Park Avenue Life's Automatic Premium Loan feature, as GIAC uses such proceeds to pay the Policy Premium due. See "Automatic Premium Loan."

When a policyowner takes a loan, GIAC transfers the amount of the loan from the Variable Investment Options and the fixed-rate option into a Loan Collateral Account within GIAC's general account. GIAC will first transfer amounts held in the Variable Investment Options in proportion to the Policy Account Value held in such options as of the date it received the loan request. If the requested loan exceeds the Policy Account Value held in the Variable Investment Options, GIAC will transfer the excess amount from any Policy Account Value then held in the fixed-rate option.

GIAC charges the policyowner interest on all outstanding loans at an annual rate of 8%. Interest accrues daily and is due on Policy Anniversaries. If loan interest is not paid when due, GIAC automatically increases the outstanding loan by transferring amounts equal to the accrued but unpaid loan interest from the Variable Investment Options and the fixed-rate option to the Loan Collateral Account, in the manner and order described above. Amounts in the Loan Collateral


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


Account earn interest at a minimum annual rate of 6%. Even though this means that the policyowner effectively pays GIAC loan interest at an annual rate of no more than 2% when he or she borrows under a policy, the policyowner is expected to pay all accrued loan interest when due.

Amounts transferred to the Loan Collateral Account in connection with policy loans no longer share the investment experience or returns of the options from which they were transferred. Accordingly, a policy loan will have a permanent effect on Policy Account Value and the benefits provided under a policy, even if the loan is repaid. The effect could be favorable or unfavorable, depending on the investment experience of the Variable Investment Options or the rate of interest credited under the fixed-rate option while the loan is outstanding. In addition, the amount available for withdrawal or surrender and the death proceeds payable under the policy are reduced dollar-for-dollar by the amount of any outstanding Policy Debt.

The policyowner may repay all or part of the Policy Debt at any time while the insured is alive and while the policy is in force or continued after lapse as Reduced Paid-Up Insurance or Variable Reduced Paid-Up Insurance. See "Policy Value Options." The minimum loan repayment amount is the lesser of $100, unless the repayment accompanies a then due Policy Premium, or the then outstanding Policy Debt. See "Crediting Payments." If the death proceeds have not already been paid in cash or applied under a payment option, outstanding Policy Debt may also be repaid within 60 days after the insured's death. The proceeds payable to the beneficiary will then be increased by the amount of the repayment.

When GIAC credits and allocates a loan repayment, it transfers from the Loan Collateral Account the amount of the repayment, minus a proportional amount of accrued loan interest, plus any interest paid on the repaid amount by the Loan Collateral Account, as follows:

     o first, into the fixed-rate option to repay all loans provided by Policy Account Value that had been attributable to the fixed-rate option; and
     o then, into the Variable Investment Options in accordance with the Net Premium allocation instructions then in effect.

No transfer in or out of the Loan Collateral Account in connection with policy loans will be subject to transfer charges. Loan repayment amounts that are allocated to the fixed-rate option will be credited with the fixed-rate option interest rate then in effect until the next Policy Anniversary.

If Policy Debt is outstanding, it may be more advantageous to repay the debt than to make unscheduled payments. Unlike unscheduled payments, loan repayments are not subject to premium tax, DAC tax or premium sales charges. See "Deductions From Policy Premiums and Unscheduled Payments" and "Crediting Payments."

If the Policy Debt exceeds a policy's Cash Surrender Value on a Monthly Date, GIAC will notify the policyowner that a loan repayment is required to continue the policy in force. The policy will lapse 31 days after the default date set forth in the notice if GIAC does not receive a loan repayment that at least equals the amount specified in the notice, which will be the sum of

     o the amount by which the Policy Debt exceeded the Cash Surrender Value as of the Monthly Date that GIAC identified the shortfall, plus
     o    10% of the Cash Surrender Value on that Monthly Date.

If the insured dies after a loan repayment notice is mailed but before the 31 days have expired, GIAC will pay the beneficiary the death proceeds minus the unpaid Policy Debt. See "Grace Period" and "Policy Proceeds."

If a policy is treated as a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan. See "Tax Effects" for a discussion of the circumstances under which a policy may be treated as a modified endowment contract and the corollary effects on policy loans. These tax consequences also apply to loans effected under the Automatic Premium Loan feature.

Reducing the Face Amount
After the first policy year, a policyowner may ask GIAC to reduce the Face Amount of his or her policy. GIAC will process a Face Amount reduction upon receipt of a proper written request at its Executive Office. GIAC additionally requires:

     o    that the insured be living on the date that GIAC receives the request;
     o that the reduction be for at least $10,000, unless it is caused by a partial withdrawal (in which case, the partial withdrawal rules apply); and
     o that the reduced Face Amount will not be lower than GIAC's then current minimum Face Amount, unless the reduction is caused by a partial withdrawal.

The reduction will take effect on the Monthly Date next following the date that GIAC approves the change. GIAC will deduct surrender charges from the Policy Account Value in the manner described under "Transaction Deductions From the Policy Account Value" if the Face Amount is reduced during the first 12 policy years. GIAC will also deduct a withdrawal charge from the Policy Account Value if a Face Amount reduction is caused by a partial withdrawal. A partial withdrawal from an Option 1 policy will typically result in an immediate Face Amount reduction. A partial withdrawal from an Option 2 policy will not reduce the Face Amount so long as the Policy Account Value exceeds the applicable Benchmark Value. However, the Option 2 death benefit will decline with each partial withdrawal. See "Death Benefit Options" and "Partial Withdrawals."


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Reducing the Face Amount could cause a policy to be treated as a modified endowment contract under the Internal Revenue Code. See "Tax Effects."

The Basic Scheduled Premium, Benchmark Values, Policy Account Value, Monthly Deductions, variable insurance amount and any benefits provided under additional benefit riders that relate to the policy's Face Amount will generally decrease when a Face Amount reduction takes effect. GIAC will send the owner revised policy pages reflecting any changes caused by a Face Amount reduction.

The Face Amount of a Park Avenue Life policy cannot be increased.

Partial Withdrawals
After the first policy year and while the insured is living, the policyowner may withdraw portions of the policy's Net Cash Surrender Value. Any such withdrawal must be requested in writing, and is subject to GIAC's approval. GIAC will process an approved partial withdrawal as of the Valuation Date on which it receives a proper written request at its Executive Office. The minimum net partial withdrawal amount is $500.

GIAC will not approve or process a partial withdrawal if, after withdrawing the requested amount and imposing all applicable charges,

     o the remaining Cash Surrender Value would be less than the Benchmark Value, as adjusted to the date of withdrawal; or
     o    the policy would have no positive Net Cash Surrender Value.

GIAC will notify the policyowner if a requested partial withdrawal cannot be effected.

GIAC assesses the following charges in connection with partial withdrawals: (1) a partial withdrawal charge that equals the lesser of $25 or 2% of the requested withdrawal amount; and (2) applicable surrender charges if the partial withdrawal causes a Face Amount reduction during the first 12 policy years. See "Transaction Deductions From the Policy Account Value" and "Reducing the Face Amount."

To effect a partial withdrawal, GIAC first deducts the requested partial withdrawal amount and any applicable charges proportionately from the Policy Account Value attributable to the Variable Investment Options as of the Valuation Date it received the partial withdrawal request. If the sum of the requested withdrawal amount and all applicable charges exceeds the Policy Account Value held in the Variable Investment Options, GIAC will withdraw the excess amount from any Policy Account Value that is then held in the fixed-rate option. The proceeds of a partial withdrawal will ordinarily be paid within seven days of the date that GIAC receives the withdrawal request. For exceptions to this general rule, see "Policy Proceeds."

In addition to reducing the Net Cash Surrender Value of a policy, a partial withdrawal reduces the death benefit on a dollar-for-dollar basis. Under an Option 1 policy, the Face Amount will generally be reduced with each partial withdrawal. Under an Option 2 policy, the death benefit reduction will generally mirror the Net Cash Surrender Value reduction. The tax consequences of partial withdrawals are discussed under "Tax Effects."

Surrender
A Park Avenue Life policy may be surrendered for its Net Cash Surrender Value at any time while the insured is living. GIAC will compute the Net Cash Surrender Value as of the Valuation Date on which it receives a written surrender request in proper and complete form at its Executive Office. A surrender request is incomplete if it is not accompanied by the policy or an acceptable affidavit confirming the policy's loss. The Net Cash Surrender Value equals:

     o    the Policy Account Value, minus
     o    any surrender charges, minus
     o    any Policy Debt, plus
     o the portion of any Policy Premium Assessments paid for periods beyond the next Monthly Date.

                      EXAMPLE - Surrender in Policy Year 5
                              Male insured, Age 35
                       Preferred Premium Class - Nonsmoker
                              Face Amount $250,000
                          Annual Policy Premium $2,225
             Assuming, 6% hypothetical gross return; 4.7% net return
                                See "Appendix A"

Policy Account Value                                                 $8,446.92
Deferred Administrative Charge                                         (800.00)
Deferred Sales Charge                                                  (467.25)
Policy Debt                                                                -0-
Pre-paid Policy Premium Assessments                                        -0-
                                                                     ---------
  Net Cash Surrender Value                                           $7,179.67

The deferred sales charge and deferred administrative charge are surrender charges. Park Avenue Life's surrender charges decline to zero by the end of the 12th policy year. See "Deductions and Charges."

The Net Cash Surrender Value will ordinarily be paid within seven days of the date that GIAC receives a proper and complete surrender request. For exceptions to this general rule, see "Policy Proceeds." All insurance coverage ends as of the Valuation Date that GIAC computes the Net Cash Surrender Value in response to a proper and complete surrender request. See "Tax Effects" for a discussion of the tax consequences of surrendering a policy.

Transfers
The policyowner may request transfers in and out of the Variable Investment Options or into the fixed-rate option at any time. Restrictions on transfers out


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

of the fixed-rate option are discussed under "Transfers From The Fixed-Rate Option." Transfer requests may be submitted to GIAC's Executive Office in writing or by telephoning 1-800-935-4128. Presently, transfers may be effected without charge or tax consequences.

The minimum transfer amount is the lesser of $500 or the entire amount held in the option from which GIAC effects a transfer. Transfers are effective as of the end of the Valuation Date on which the request is received. Written transfer requests received after 4:00 p.m. New York City time on a Valuation Date will be treated as received on the next succeeding Valuation Date. GIAC reserves the right to limit the frequency of transfers to not more than once every 30 days, and to charge the policyowner for each transfer after the fourth transfer in a policy year. See "Deductions and Charges." GIAC also reserves the right to limit the number of options in which the Policy Account Value may be invested. If GIAC exercises this right, a policyowner's ability to change the allocation instructions for Net Premiums or request transfers could be restricted.

GIAC accepts telephone transfer instructions between 9:00 a.m. and 3:30 p.m. New York City time on each day that it is open for business. GIAC effects telephone transfer instructions at the unit values calculated at the close of business on the Valuation Date such instructions are received. GIAC will not honor telephone transfer instructions unless it has received a written authorization form from the policyowner. Callers are asked to provide precise identification and the personal security code for the policy. GIAC will accept telephone transfer instructions from any person who can provide the requested information, and is not responsible for any loss, damage, cost or expense resulting from following the foregoing procedures to implement telephone transfer instructions that it reasonably believes to be genuine. This means that the policyowner bears the risk of loss when unauthorized or fraudulent transfers are requested by telephone and GIAC has followed its procedures. Telephone transfer requests may be recorded without prior disclosure to the caller.

During periods of extreme market activity or drastic economic change, it may be very difficult to contact GIAC to request a telephone transfer. If this occurs, written transfer requests should be sent to the Executive Office. The rules for telephone transfers are subject to change, and GIAC reserves the right to suspend or withdraw this privilege without notice.

Transfers From the Fixed-Rate Option
Transfers from the fixed-rate option are permitted once per policy year during the period starting on a Policy Anniversary and ending 30 days thereafter. Requests received on or within the 30 days before a Policy Anniversary will be effected on the Policy Anniversary. Requests received within the 30 days following a Policy Anniversary will be effected on the Valuation Date of receipt. GIAC will not honor requests for transfers out of the fixed-rate option that are received at other times during a policy year.

GIAC transfers amounts from the fixed-rate option in the same order as the amounts were allocated to such option. This means that amounts on deposit in the fixed-rate option for the longest period of time will be the first amounts transferred out. The maximum amount that may be transferred out of the fixed-rate option each policy year is the greater of 33 1/3% of the Policy Account Value in the fixed-rate option on the preceding Policy Anniversary, or $2,500.

Dollar Cost Averaging Transfer Option
The policyowner may elect to have designated dollar amounts automatically transferred on each Monthly Date from The Guardian Cash Fund investment division of the Separate Account to one or more of the other options offered under the policy. GIAC will not implement automatic transfers unless it has received a properly completed authorization form.

The minimum amount that may be transferred into another option on each Monthly Date is $100. Before the policyowner's Dollar Cost Averaging transfer program goes into effect, the Policy Account Value attributable to The Guardian Cash Fund investment division must be at least equal to the product of 24 multiplied by the aggregate amount designated for transfer each month (e.g., 24 x $100 = $2,400). GIAC will notify the policyowner if this minimum is not satisfied. No Dollar Cost Averaging transfers will be effected until the minimum is satisfied. The policyowner may add to the Policy Account Value attributable to the Cash Fund investment division to extend the period that the Dollar Cost Averaging transfer program remains in effect.

Automatic transfers under a Dollar Cost Averaging program will end when:

     o the period set forth in the Dollar Cost Averaging authorization form ends; or
     o the Policy Account Value attributable to The Guardian Cash Fund investment division is less than the amount designated for transfer on a Monthly Date (though GIAC will transfer the remaining amount on a pro-rata basis to the options that were last designated by the policyowner for automatic transfers, leaving a zero balance in the Cash Fund investment division); or
     o a written request to terminate the program is received at GIAC's Executive Office at least three Valuation Dates prior to the next scheduled transfer; or
     o    the policy is surrendered or lapses.

Automatic transfers can be reinstated or changed, subject to the rules described above, if GIAC receives a new authorization form within three Valuation Dates before the Monthly Date on which the reinstatement or change is to be effective.


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


Periodic investing of the same dollar amount permits a policyowner to acquire more units in a receiving Variable Investment Option when the price per share of its corresponding mutual fund is low, and fewer when such price is high. Accordingly, this strategy may reduce the impact of fluctuations in the receiving Option's unit value over the period that automatic transfers are effected. However, there can be no assurance of profit or protection against loss in a declining market.

Policy Proceeds
The death proceeds are determined as of the date of the insured's death, even though GIAC may not receive due proof of the death until some time thereafter. The amount(s) involved in all other policy transactions will be determined as of the end of the Valuation Period during which GIAC receives satisfactory information, instructions or documentation at its Executive Office. See "Communications With GIAC." GIAC will ordinarily pay any Net Cash Surrender Value, policy loan, partial withdrawal, death proceeds or other policy transaction proceeds from the Variable Investment Options within seven days after it has received the information it needs to determine the payable amount. However, GIAC may delay transfers, loans or other payments from some or all of the Variable Investment Options when: (1) the NYSE is closed for other than weekends or holidays, or trading is restricted; (2) the SEC determines that a state of emergency exists that may make policy transactions impracticable; or
(3) at any other time when one or more of the Variable Investment Options' corresponding mutual funds lawfully suspends payment or redemption of their shares. GIAC will pay interest on the death proceeds as specified in the policy from the date of the insured's death to the date the proceeds are paid or applied under a payment option.

Requests for transfers, loans or any other payment out of the fixed-rate option will normally be effected promptly after GIAC receives the required information or documentation. However, GIAC has the right to delay such transfers, loans or payments for up to six months from the date of a request. GIAC will pay interest in accordance with state law requirements on payments attributable to the fixed-rate option that are delayed. Requests for transfers out of the fixed-rate option may only be made during certain periods. See "Transfers From the Fixed-Rate Option."

The death proceeds actually paid to the beneficiary(ies) of a Park Avenue Life policy will include that portion of previously paid Policy Premium Assessments that relate to a period beyond the policy month of death. GIAC will also include any proceeds provided by additional benefit riders in the death proceeds paid. Any outstanding Policy Debt will be deducted from the death proceeds paid. If the insured dies during the grace period for an unpaid Policy Premium, GIAC will calculate the death benefit as though the Policy Premium had been paid when due and then deduct the portion of such premium that relates to periods through the policy month of death from the death proceeds to be paid. If the insured is Attained Age 100 or older at death, the death proceeds will be the Policy Account Value minus any Policy Debt as of the date of death.

Death proceeds may also be adjusted as a result of: (1) a misstatement of the insured's Age or sex on the application for a policy; (2) the insured's suicide within two years from the Issue Date or the effective date of a change in the death benefit from Option 1 to Option 2 (but only to the extent of any increase in the death benefit over the Face Amount that resulted from the change in options); or (3) any limits imposed by a rider to the policy.

Policy Value Options
If a policy has no Cash Surrender Value when it lapses, GIAC will terminate the policy and all insurance coverage will end. If a lapsed policy has Cash Surrender Value, insurance coverage can be continued after lapse under one of the policy value options described below. Alternatively, the policyowner can:
(1) request payment of the Net Cash Surrender Value, in which case all insurance coverage will end; or (2) take steps to fulfill the conditions to reinstate the policy. See "Reinstatement."

Generally, policy value Option A is the automatic option if the policyowner neither elects another option, nor requests payment of the Net Cash Surrender Value or reinstatement of the policy by the end of the grace period. However, policy value Option B will be implemented if the lapsed policy does not qualify for Option A, or if the insurance coverage provided under policy value Option B equals or exceeds that which would be provided under Option A. A Park Avenue Life policy issued in premium class 3 or higher, or with a temporary rating charge, does not qualify for policy value Option A.

Of the policy value options available, only Option C provides for continuing investment through the Variable Investment Options. Partial withdrawals and loans are permitted under Option B and Option C, but not Option A. See "Tax Effects" for information about the effects of cancelling Policy Debt when a policy value option becomes effective.

While the insured is living, the policyowner may surrender the insurance provided by a policy value option for the option's then net cash surrender value. An option's net cash surrender value is its cash value minus any outstanding policy debt. The cash value under policy value Option A is the then present value of the insurance provided by the option. The cash value under policy value Option B is the sum of the values attributable to the fixed-rate option and the Loan Collateral Account (see below). The cash value under policy value Option C is the sum of the values attributable to the Variable Investment Options, the fixed-rate option and the Loan Collateral Account (see below).


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


Option A is Non-Participating Fixed Benefit Extended Term Insurance. This limited term insurance provides a death benefit that is equal to the death benefit under the lapsed policy, less any outstanding Policy Debt. The length of time that coverage will continue under policy value Option A depends on the Net Cash Surrender Value of the lapsed Park Avenue Life policy, as such value will be used as a net single premium for the term coverage that can be provided for the insured's Attained Age, sex and premium class. To implement policy value Option A, GIAC irrevocably transfers the lapsed policy's Net Cash Surrender Value to its general account. No further Policy Premiums will be due; no unscheduled payments or partial withdrawals will be permitted and no further Monthly Deductions will be taken while Option A is in force. Extended term insurance has a cash surrender value that declines to zero at the end of the term, but no loan value.

Option B is Non-Participating Reduced Paid-Up Insurance. Policy value Option B provides lifetime insurance coverage on the insured. The initial amount of the death benefit under this option will be the benefit that can be purchased by using the policy's Cash Surrender Value on the default date as a net single premium for the insured's Attained Age, sex and premium class. If Policy Debt is to be cancelled when Option B takes effect, the Net Cash Surrender Value will be used as the net single premium. See "Tax Effects." Any Policy Debt continued or incurred under policy value Option B is subject to the policy's provisions regarding policy loans. The death benefit under policy value Option B is likely to be smaller than the death benefit under the lapsed policy.

To implement policy value Option B, GIAC irrevocably transfers the lapsed policy's Unloaned Policy Account Value to the fixed-rate option and deducts all applicable surrender charges. GIAC also deducts the Policy Debt if the policyowner has asked to have such debt cancelled when this option takes effect. The remaining amount will be credited with a guaranteed rate of interest of at least 4%. If the amounts retained under Option B earn interest at higher rates, the Option's death benefit may increase. The death benefit under policy value Option B will never be lower than the death benefit that would be required by
Section 7702 of the Internal Revenue Code for the Option. See "The Fixed-Rate Option" and "Death Benefit Options."

No further Policy Premiums will be due, and no unscheduled payments are permitted under policy value Option B. GIAC will deduct the monthly cost of insurance charge and any partial withdrawal charges from the fixed-rate option while policy value Option B is in force. See "Deductions and Charges."

Non-participating reduced paid-up insurance has a net cash surrender value and loan value.

Option C is Non-Participating Variable Reduced Paid-Up Insurance. If a lapsed Park Avenue Life policy had provided coverage for an insured in a standard or better premium class for at least one year from its Issue Date, and its Cash Surrender Value was at least $10,000 as of the default date, the policyowner can use policy value Option C to continue lifetime insurance coverage for the insured. GIAC will implement policy value Option B if a policyowner who elected Option C is ineligible for it when an option is to be implemented.

Under this option, values can be retained in the Variable Investment Options and/or the fixed-rate option, and the policyowner can continue to make transfers in the same manner as permitted under the Park Avenue Life policy.

The initial amount of the death benefit under this option will be the benefit that can be purchased by using the policy's Cash Surrender Value on the default date as a net single premium for the insured's Attained Age, sex and premium class. If Policy Debt is to be cancelled when Option C takes effect, the Net Cash Surrender Value will be used as the net single premium. See "Tax Effects." Any Policy Debt continued or incurred under policy value Option C is subject to the policy's provisions regarding policy loans. The death benefit under policy value Option C is initially likely to be smaller than the death benefit under the lapsed policy. Once policy value Option C is in force, the death benefit will vary with the net investment experience of the policyowner's Variable Investment Option selections.

Unlike the Park Avenue Life policy, this option does not provide a guaranteed minimum face amount of insurance. Accordingly, unfavorable investment performance, partial withdrawals and/or loans can reduce or eliminate this option's death benefit. If this option's cash value declines to zero, there can be no death benefit and the option will lapse. Variable reduced paid-up insurance can (but may not) have net cash surrender value and loan value.

No further Policy Premiums will be due, and no unscheduled payments will be permitted while policy value Option C is in force. GIAC will deduct the monthly cost of insurance charge and any partial withdrawal charges or transfer charges in the same manner as under the policy while this option is in force. Deductions from the Separate Account and the mutual funds will continue to have an impact under policy value Option C. See "Deductions and Charges."

Fixed Benefit Insurance During the First 24 Months
During the first 24 policy months, the policyowner has the right to exchange his or her Park Avenue Life policy and replace it with a fixed benefit life insurance policy issued by GIAC or an affiliate of GIAC (the "new policy"). No evidence of insurability will be required. Policy values under the new policy will be held in the issuer's general account. The new policy's face amount will be the same as the Park Avenue Life policy's Face Amount as of the exchange date. And the insured's Age under the original policy will be retained under the


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


new policy. The policyowner must repay all outstanding Policy Debt before the exchange is effected.

There may be a cost or credit to be paid upon this type of exchange. The amount of the cost or credit is the greater of (1) or (2) where:

     o (1) is the cumulative premiums for the new policy with interest at 6% minus the cumulative Policy Premiums for the exchanged Park Avenue Life policy with interest at 6%; and
     o (2) is the cash value of the new policy minus the Cash Surrender Value of the exchanged Park Avenue Life policy on the exchange date.

If the greater amount is less than zero, the issuer of the new policy will pay an exchange credit to the policyowner. If the greater amount is more than zero, the policyowner must pay the exchange cost to the issuer of the new policy.

The exchange date is the date that the new policy is issued. The new policy will be issued upon the later of:

     o the date GIAC receives the policyowner's written exchange request and his or her Park Avenue Life policy at its Executive Office; or
     o the date any exchange cost payable by the policyowner is received by the issuer of the new policy.

Waiver of premium and accidental death benefit riders from the Park Avenue Life policy can be attached to the new policy. Other additional benefit riders are only available upon the consent of the issuer of the new policy. Competent legal and tax advice should be sought in connection with exchanging a policy.

Payment Options
The death proceeds or Net Cash Surrender Value of a Park Avenue Life policy can be paid in a lump sum, or under one or more of the payment options described below. The policyowner may select the payment option(s) while the insured is living. If no election has been made when policy proceeds become payable, the payee may select the payment option(s). A payment option election for death proceeds must be made within one year of the insured's death. The payment election for other proceeds must be made within 60 days after the proceeds become payable. A payee under any payment option must be a natural person. The policyowner may appoint a secondary payee to receive any payments remaining after the death of the initial payee. Amounts applied to a payment option will not share in the income, gains or losses of the Variable Investment Options, nor be credited interest in the amount or manner provided by the fixed-rate option. At least $5,000 must be applied under each option selected. See "Death Benefit Options," "Partial Withdrawals," "Surrender" and "Policy Proceeds" for information about when the proceeds of a Park Avenue Life policy are payable.

Under Option 1, GIAC will hold the proceeds and make monthly interest payments at an annual rate of at least 3%. GIAC will determine any additional interest yearly and add it to the monthly interest payment.

Under Option 2, GIAC will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Interest of at least 3% will be added to the proceeds each year. GIAC will determine any additional interest yearly.

Under Option 3, GIAC will make monthly payments for a specified number of years. The amount of the payments will include interest at 3% per year. GIAC will also make yearly payments of any additional interest.

Under Option 4, GIAC will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Option 5, GIAC will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Option 6, GIAC will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Monthly payments under a payment option must be at least $50. The policy sets forth the amount payable each month per $1,000 of proceeds applied under Options 3, 4, 5 and 6, as well as the amount payable upon the termination of a payment option.


TAX EFFECTS

This discussion is based on GIAC's understanding of the effects of current federal income tax laws, as currently interpreted, on Park Avenue Life policies. This discussion is general in nature, and should not be considered to be tax advice. Anyone interested in purchasing a policy or effecting policy transactions should consult a legal or tax adviser regarding such person's particular circumstances. There can be no guarantee that the federal income tax laws, including related rules and regulations, or interpretations of them, will not change while this prospectus is in use or while a policy is in force.

Treatment of Policy Proceeds
GIAC believes that a Park Avenue Life policy that is issued for an insured in a standard or better premium class is "life insurance" as defined in the Internal Revenue Code. Accordingly, under federal income tax law:

     o the death proceeds received by a beneficiary will not be subject to federal income tax; and


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


     o increases in the Policy Account Value resulting from interest or investment experience will not be subject to federal income tax unless they are distributed from the policy before the insured's death.

There is, however, some uncertainty under the Internal Revenue Code as to whether insurance policies issued for insureds in substandard premium classes will be treated as "life insurance."

Income recognized when a pre-death distribution is taken will be characterized and taxed as "ordinary income."

The federal income tax consequences of taking distributions from a policy will depend on whether the policy is determined to be a "modified endowment contract."

A modified endowment contract is an insurance policy that fails to meet a "seven-pay" test. In general, a policy will fail the seven-pay test if the cumulative amount of premiums paid under the policy at any time during the first seven policy years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical policy issued on the same insured and for the same initial death benefit that, under specified conditions (including the absence of expense, administrative and surrender charges), would be fully paid for after seven level annual payments.

A Park Avenue Life policy could be treated as a modified endowment contract if the cumulative premiums paid (whether through scheduled Policy Premiums or unscheduled payments) at any time during the first seven policy years exceeds the cumulative seven-pay premiums that can be paid under the hypothetical policy.

Whenever there is a "material change" under a policy, the policy will generally be treated as a new contract and become subject to a new seven-pay period and new seven-pay limit. A materially changed policy would become a modified endowment contract if it failed to satisfy the new seven-pay limit. Increasing a policy's future benefits might result in a material change. Future benefits can increase, for example, if the death benefit is changed from Option 1 to Option 2, benefits are added by rider, or a lapsed policy is reinstated.
An exchange is treated as a material change.

If the benefits under a policy are reduced during the first seven policy years (or within seven years after a material change), the applicable seven-pay limit must be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the policy will become a modified endowment contract. Policy benefits are reduced, for example, when the Face Amount is reduced, when certain partial withdrawals are taken, when the death benefit is changed from Option 2 to Option 1, or when a policy value option takes effect.

A life insurance policy received in exchange for a modified endowment contract, or a modified endowment contract that lapses and is reinstated, will be treated as a modified endowment contract.

Pre-death distributions from a Park Avenue Life policy that is NOT a modified endowment contract will generally receive the following federal income tax treatment:

     (1) Partial withdrawals should generally be treated as first recovering the policyowner's "basis" in the policy and then as distributing taxable income. However, during the first 15 policy years, distributions may first be treated wholly or partially as taxable income if the ratio of the Policy Account Value to the death benefit exceeds the applicable ratio under Section 7702 of the Internal Revenue Code. The basis in a policy generally equals the premiums paid minus any amounts previously recovered through tax-free policy distributions.

     (2) If a policy is surrendered, the excess, if any, of the Cash Surrender Value (which includes the amount of any Policy Debt) over the basis will be subject to federal income tax. Any loss incurred upon surrender is generally not deductible. The tax consequences of surrender may differ if the proceeds are received under a payment option.

     (3) Loans will ordinarily be treated as indebtedness, and no part of a loan will be subject to current federal income tax, as long as the policy remains in force. Upon lapse, however, cancellation of a loan will be treated as a distribution and may be taxed. Generally, policy loan interest is not tax deductible by the policyowner.

Pre-death distributions from a Park Avenue Life policy that IS or BECOMES a modified endowment contract will generally receive the following federal income tax treatment:

     (1) Any distribution will be taxed on an "income-first" basis to the extent that the Policy Account Value exceeds the basis in the policy. For this purpose, distributions include partial withdrawals, surrenders, assignments and policy loans (including any automatic premium loans or automatic increases in policy loans to pay loan interest). Loans that are treated as taxable income are added to the basis of modified endowment contracts. If any Policy Debt was not previously treated as a taxable distribution, it will be so treated upon its cancellation.

     (2) For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by GIAC or its affiliates to a policyowner during any calendar year shall be treated as one modified endowment contract.

     (3) A 10% penalty tax will also apply to any taxable distribution, unless the distribution is: (a) made to a taxpayer who is 59 1/2 years of age


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


          or older; (b) attributable to disability (as defined in the Internal Revenue Code); or (c) received as part of a series of substantially equal periodic payments for the taxpayer's life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary.

The Secretary of the Treasury is authorized to prescribe additional rules to prevent avoidance of income-first taxation on distributions from modified endowment contracts.

If a policy becomes a modified endowment contract, distributions that occurred during the policy year in which such policy became a modified endowment contract, and distributions in any subsequent policy year will be taxed as described above. In addition, distributions that occurred within the preceding two years will be subject to such tax treatment. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury is authorized to prescribe rules that would similarly treat other distributions made in anticipation of a policy becoming a modified endowment contract.

Exchanges
Typically, there are no federal income tax consequences when one life insurance policy is exchanged for another to cover the same insured. However, the new policy will be subject to the seven-pay test from the date of the exchange, and can be treated as a modified endowment contract if it fails to satisfy such test. Additionally, a policy may lose any privileges to be excused by "grandfathering" from statutory or regulatory changes made after its issuance if it is exchanged for another policy. For these reasons, anyone who is (1) considering exchanging another life insurance policy to obtain a Park Avenue Life policy, or (2) considering exchanging a Park Avenue Life policy to obtain a different life insurance policy should consult a competent tax adviser.

Diversification
If a policy does not qualify as "life insurance" under the Internal Revenue Code, the policyowner can become immediately subject to federal income tax on the income under his or her policy. For variable life insurance policies to qualify as life insurance, section 817(h) of the Internal Revenue Code requires their underlying investments to be adequately diversified. Treasury Department regulations specify the diversification requirements. GIAC believes that the investment divisions of the Separate Account, through their corresponding mutual funds, comply fully with such requirements.

To date, no regulations or rulings have been issued to provide guidance regarding the circumstances under which a policyowner's ability to control his or her investments under a policy by exercising premium allocation and transfer privileges would cause him or her to be treated as the owner of a pro-rata portion of the assets in an insurance company's separate account. If a Park Avenue Life policyowner was considered the owner of assets in the Separate Account, the income and gains attributable to his or her Policy Account Value in the Variable Investment Options would be included in his or her gross income. GIAC currently believes that it, and not its policyowners, is considered to own the Separate Account's assets. However, GIAC cannot predict when the Treasury Department or the Internal Revenue Service ("IRS") will issue guidance regarding these matters, nor the nature of any such guidance.

Policy Changes
GIAC may, to the extent it deems necessary, make changes to the policy or its riders (1) to assure that Park Avenue Life initially qualifies and continues to qualify as life insurance under the Internal Revenue Code; or (2) to attempt to prevent a policyowner from being considered the owner of a pro-rata portion of the Separate Account's assets (see above). Any such change will apply uniformly to all policies that are affected. If required by state insurance regulatory authorities, advance written notice of such changes will be provided.

Tax Changes
From time to time the United States Congress considers legislation that, if enacted, could change the tax treatment of life insurance policies prospectively or even retroactively. In addition, the Treasury Department and IRS may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws or regulations. Also, state or local tax laws that relate to owning or benefiting from a policy can be changed from time to time without notice. It is impossible to predict whether, when or how any such change would be adopted. Anyone with questions about such matters should consult a legal or tax adviser.

Estate and Generation Skipping Transfer Taxes
If the policyowner is also the insured, the death benefit under a Park Avenue Life policy will generally be included in the policyowner's estate for purposes of federal estate tax. If the policyowner is not the insured, under certain circumstances only the Cash Surrender Value would be so included. In general, estates of U.S. citizens or residents that are valued at less than $600,000 will not incur federal estate tax liability, and an unlimited marital deduction may be available for federal estate and gift tax purposes. Federal estate tax is integrated with federal gift tax under a unified rate schedule.

As a general rule, designating a beneficiary or paying proceeds to a person who is two or more generations younger than the policyowner, may cause a generation skipping transfer ("GST") tax to be payable. The GST tax is imposed at a rate


--------------------------------------------------------------------------------
                                       29
that equals the maximum estate tax rate. Individuals are generally allowed an aggregate GST tax exemption of $1 million. Because these rules are complex, a legal or tax adviser should be consulted for specific information.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate and GST taxes, as well as state and local estate, inheritance and other taxes.

GIAC's Taxes
Under the current life insurance company tax provisions of the Internal Revenue Code, an insurer's variable life insurance business is treated in a manner consistent with a fixed benefit life insurance business. Accordingly, GIAC pays no income tax on investment income and capital gains reflected in its variable life insurance policy reserves, and no charge is currently being made to any investment division of the Separate Account for taxes. GIAC reserves the right to assess a charge against the Separate Account in the future for taxes or other tax-related economic burdens which it incurs that are attributable to the Separate Account or allocable to the policy. The operations of the Separate Account are reported on GIAC's federal income tax return, which is then consolidated with that of GIAC's parent, Guardian Life.

GIAC currently imposes a 1% federal tax charge on Basic Scheduled Premiums and unscheduled payments that relates to its increased corporate income tax liability under Section 848 of the Internal Revenue Code. Section 848 requires all life insurance companies to amortize certain policy acquisition expenses over 10 years. See "Deductions From Policy Premiums and Unscheduled Payments."

GIAC may have to pay state, local and other taxes in addition to premium taxes. At present, these taxes are not substantial. If they increase, charges may be made for such taxes that are attributable to the Separate Account or allocable to the policy.

Income Tax Withholding
GIAC is generally required to withhold for income taxes applicable to taxable distributions. A policyowner can elect in writing to not have income taxes withheld. If income tax is not withheld for a taxable distribution, or if an insufficient amount is withheld, tax payments may be required from the policyowner later. Under the applicable tax rules, penalties may be assessed against the policyowner if withholding or estimated tax payments are insufficient. GIAC may also be required to withhold GST taxes if it does not receive satisfactory written notification that no such taxes are due.


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                                       30

--------------------------------------------------------------------------------

                         THE VARIABLE INVESTMENT OPTIONS

THE SEPARATE ACCOUNT

The Separate Account was established by resolution of GIAC's Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of "separate account" under the federal securities laws. The Separate Account is registered with the SEC as a unit investment trust, which is a type of investment company under the Investment Company Act of 1940 (the "1940 Act"). A unit investment trust invests its assets in specified securities, such as the shares of one or more registered mutual funds, rather than a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. Under Delaware law, however, both GIAC and the Separate Account are subject to regulation by the Delaware Insurance Commissioner. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where it is authorized to conduct business.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Such assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting Policy Account Values maintained in the Variable Investment Options are not available to meet the claims of GIAC's general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account. Such assets can include GIAC's direct contributions to the Account, accumulated charges for mortality and expense risks, mortality gains and losses, or the investment results attributable to GIAC's retained assets. Because such retained assets do not support Policy Account Values, GIAC may transfer them from the Separate Account to its general account.

The Separate Account presently has six investment divisions, each of which invests in shares of a corresponding mutual fund. The funds are briefly described below. More complete information about the mutual funds, including all fees and expenses, appear in the prospectuses which accompany this prospectus.

THE FUNDS

Each of the funds is an open-end diversified management investment company, and is registered with the SEC under the 1940 Act. Such registration does not involve any supervision by the SEC of the investment management or policies of the funds. The funds do not impose a sales charge or "load" for buying and selling their shares, so GIAC buys and sells shares at net asset value in response to policyowner-requested and other policy transactions.

Presently, policy and contract values attributable to both variable life insurance policies and variable annuities may be invested in the funds through GIAC's separate accounts. While each fund's Board of Directors intends to monitor events in order to identify and, if deemed necessary, act upon any material irreconcilable conflicts that may possibly arise, GIAC may also take action to protect policyowners. See "Rights Reserved by GIAC" and the accompanying prospectuses for the mutual funds.

Investment Objectives and Policies of the Funds
Each fund has a different investment objective that it tries to achieve by following specified investment policies. The objective and policies of each fund will affect its potential returns and its risks. There is no guarantee that a fund will achieve its investment objective. The following chart states each fund's objective and lists typical portfolio investments.

FUND             INVESTMENT OBJECTIVE        TYPICAL INVESTMENTS
--------------------------------------------------------------------------------
Stock Fund       Long-term growth of         U.S. common stocks
                 capital                     and convertible securities


Bond Fund        Maximum income with-        investment grade
                 out undue risk of           debt obligations and
                 principal                   U.S. government securities


Cash Fund        High level of current       money market
                 income; preservation        instruments
                 of capital

International   Long-term capital           common stocks and
                 appreciation                convertible
                                             securities issued
                                             by foreign companies

Centurion        Long-term growth of         U.S. common stocks
                 capital                     ranked 1 or 2 by
                                             the Value Line
                                             Ranking System*

Strategic        High total investment       U.S. common stocks,
 Asset           return consistent           ranked 1 or 2 by
 Management      with reasonable risk        the Value Line
                                             Ranking System,*
                                             bonds and money
                                             market instruments



*The Value Line Ranking System has been used substantially in its present form since 1965. The System ranks stocks on a scale of 1 (highest) to 5 (lowest) for year-ahead relative performance (timeliness).

Investment Performance of the Funds
The average annual total returns shown below are based on the actual investment performance of the mutual funds for years ended December 31, 1994. They reflect the deduction of investment advisory fees and operating expenses, and assume the reinvestment of all dividends and capital gains distributed by the funds. These returns are not illustrative of how actual investment performance will affect the benefits provided by a Park Avenue Life policy because they do not reflect the effects of the deductions and charges that GIAC makes under the policy's terms. Moreover, these returns are not an estimate or prediction of future


--------------------------------------------------------------------------------
                                       31
performance. They may be useful, though, in assessing the past performance of the investment advisers of the funds. Total returns for The Guardian Cash Fund are not presented.

FUND NAME                         YEARS ENDING DECEMBER 31, 1994
AND                                                               Since
INCEPTION DATE           1 Year       5 Years      10 Years     Inception
--------------------------------------------------------------------------------

Stock                    (1.27%)      11.25%        14.84%        14.48%
 (4/13/83)

Bond                     (3.45%)       7.38%         9.66%         9.30%
 (4/29/83)

International             0.87%          NA            NA          7.74%
 (2/8/91)

Strategic Asset          (4.88%)      11.87%           NA         12.17%
 Management
 (10/1/87)

Centurion                (2.21%)      12.69%        14.43%        11.15%
 (11/15/83)

For more information about past performance, see Appendix B.


THESE TOTAL RETURNS ARE FOR THE FUNDS ONLY AND DO NOT REFLECT THE EFFECTS OF DEDUCTIONS FROM POLICY PREMIUMS AND UNSCHEDULED PAYMENTS, MONTHLY DEDUCTIONS, TRANSACTION DEDUCTIONS OR DEDUCTIONS FROM THE SEPARATE ACCOUNT. FOR INFORMATION ABOUT THE POSSIBLE EFFECTS OF THESE DEDUCTIONS, SEE APPENDIX B. INCLUDING THE EFFECTS OF THESE DEDUCTIONS REDUCES RETURNS. TO ACHIEVE THE BENCHMARK VALUES SET FORTH IN THE POLICY, THE NET RATE OF RETURN AFTER ALL DEDUCTIONS AND CHARGES MUST BE 4% PER YEAR. SEE ALSO "DEFINITIONS" AND "DEDUCTIONS AND CHARGES" FOR ADDITIONAL INFORMATION.


THE FUNDS' INVESTMENT ADVISERS

Guardian Investor Services Corporation
The Guardian Stock Fund, The Guardian Bond Fund and The Guardian Cash Fund (the "Guardian funds") are advised by Guardian Investor Services Corporation ("GISC"), 201 Park Avenue South, New York, New York 10003. GISC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). GISC is wholly owned by GIAC. Each of the Guardian funds pays GISC an investment advisory fee at an annual rate of 0.50% of the fund's average daily net assets for the services and facilities GISC provides to the fund. GISC also serves as the investment adviser to five of the six series comprising The Park Avenue Portfolio, a family of mutual funds, serves as manager of Gabelli Capital Asset Fund and is co-adviser of another GIAC separate account.

Guardian Baillie Gifford Limited
The Baillie Gifford International Fund series of GBG Funds, Inc. is advised by Guardian Baillie Gifford Limited ("GBG"), 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. GBG is registered as an investment adviser under the Advisers Act and is a member of Great Britain's Investment Management Regulatory Organization Limited ("IMRO"). GBG was incorporated in Scotland by GIAC and Baillie Gifford Overseas Limited ("BG Overseas") in November 1990. GBG is also the investment adviser of one of the six series comprising The Park Avenue Portfolio and the second series within GBG Funds, Inc. Baillie Gifford International Fund pays GBG an investment advisory fee at an annual rate of 0.80% of the fund's average daily net assets for the services and facilities GBG provides to the fund.

Baillie Gifford Overseas Limited
GBG has appointed BG Overseas to serve as sub-investment adviser to Baillie Gifford International Fund. Like GBG, BG Overseas is located at 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. BG Overseas is also registered under the Advisers Act and is a member of IMRO. BG Overseas is wholly owned by Baillie Gifford & Co., which is currently one of the largest investment management partnerships in the United Kingdom. BG Overseas advises several institutional clients situated outside of the United Kingdom, and is also the sub-investment adviser to the series of The Park Avenue Portfolio that is advised by GBG and the second series withing GBG Funds, Inc. One half of the investment advisory fee paid by Baillie Gifford International Fund to GBG is payable by GBG to BG Overseas for its services as the fund's sub-investment adviser. No separate or additional fee is paid by the fund to BG Overseas.

Value Line, Inc.
Value Line Strategic Asset Management Trust and Value Line Centurion Fund are advised by Value Line, Inc. ("Value Line"), 220 East 42nd Street, New York, New York 10017. Value Line is registered as an investment adviser under the Advisers Act. Each of the Value Line funds pays Value Line an investment advisory fee at an annual rate of 0.50% of the fund's average daily net assets for the services and facilities Value Line provides to the fund. Value Line also serves as the investment adviser to its own family of mutual funds and publishes The Value Line Investment Survey and The Value Line Mutual Fund Survey.


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                                       32

--------------------------------------------------------------------------------

                              THE FIXED-RATE OPTION


GENERAL INFORMATION

The policyowner may allocate some or all of the Net Premiums paid under a policy or transfer some or all of the Policy Account Value that is attributable to the Variable Investment Options to Park Avenue Life's fixed-rate option. As described elsewhere in this prospectus, certain restrictions apply to transfers out of the fixed-rate option, and GIAC will use amounts in the fixed-rate option as the last source of funds for certain policy transactions. The fixed-rate option is funded by GIAC's general account.

Because of exemptive and exclusionary provisions, interests in the fixed-rate option are not registered under the Securities Act of 1933, and neither the fixed-rate option nor GIAC's general account are registered as investment companies under the 1940 Act. GIAC has been advised that the staff of the SEC does not review prospectus disclosures relating to unregistered allocation and transfer options, but such disclosures may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

The fixed-rate option is only available under the policy in states where it has been approved by the state insurance department.


AMOUNTS IN THE FIXED-RATE OPTION

The sources of the Policy Account Value attributable to the fixed-rate option are:

     o Net Premiums and loan repayments that have been allocated and remain credited to the option, plus
     o amounts transferred to the option from the Variable Investment Options which remain credited to the fixed-rate option, plus
     o    interest paid on amounts held in the option.

GIAC guarantees that amounts invested in the fixed-rate option will accrue interest daily at an effective annual rate of at least 4%. GIAC is not obligated to credit interest at a rate higher than 4%, although it may do so at its sole discretion. GIAC declares the current interest rate for the fixed-rate option periodically.

The Policy Account Value attributable to the fixed-rate option on the Policy Date or any Policy Anniversary will earn interest at the annual rate in effect on that day for the next 12 months, when it will be accumulated together with the following amounts to earn the interest rate then in effect for the next 12 months:

     o amounts allocated or transferred to the fixed-rate option during such 12 months; and
     o interest credited on all amounts attributable to the fixed-rate option during such 12 months

Amounts allocated or transferred to the fixed-rate option on a date other than the Policy Date or a Policy Anniversary will earn interest at the rate in effect on the date of the applicable transaction until the next Policy Anniversary. Accordingly, the effective interest rate credited at any time to a policy with amounts in the fixed-rate option will be a weighted average of all the fixed-rate option interest rates which then apply to the Policy Account Value in the fixed-rate option.

A net rate of return of at least 4% is needed to achieve the Benchmark Values set forth in the policy. See "Definitions."


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                                       33

--------------------------------------------------------------------------------

                                  VOTING RIGHTS


As explained under "The Variable Investment Options," GIAC invests the assets of the Separate Account's investment divisions in shares of certain corresponding mutual funds. GIAC is the record owner of such shares and will attend and has the right to vote at any meeting of a fund's shareholders.

To the extent required by applicable law, GIAC will vote the fund shares that it owns through the Separate Account according to instructions received from Park Avenue Life policyowners. GIAC will vote shares for which no instructions are received in the same proportion as it votes shares for which it has received instructions. GIAC will vote any mutual fund shares that it is entitled to vote directly due to amounts it has contributed or accumulated in the applicable investment division in the same proportion as all of its policyowners and contractowners vote, including those who participate in other GIAC separate accounts. If the applicable law or interpretations thereof change so as to permit GIAC to vote a fund's shares in GIAC's own right or to restrict policyowner voting, GIAC reserves the right to do so.

GIAC will seek voting instructions from Park Avenue Life policyowners for the number of shares attributable to their policies. Policyowners are entitled to provide instructions if, on the applicable record date, they have allocated Policy Account Values to the investment division that corresponds to the mutual fund for which a shareholder meeting is called. The record date shall be at least 10 and no more than 90 days before the meeting. GIAC determines the number of shares attributable to a policy by dividing the Policy Account Value in the applicable investment division by the net asset value per fund share as of the record date. Fractional shares are counted.

If permitted by state insurance regulatory authorities, GIAC may disregard voting instructions relating to changes in a mutual fund's investment adviser, investment advisory contract, investment objective or investment policies. GIAC will only take such action if it reasonably disapproves the proposed changes, and, in the case of a change in investment adviser or an investment policy, if it makes a good faith determination that the proposed change is contrary to state law or otherwise inappropriate in view of the fund's investment objective and purpose. GIAC will explain its actions in the next semi-annual report to policyowners.

Certain actions which GIAC may take relating to the operations of the Separate Account may require policyowner approval. See "Rights Reserved by GIAC." If a vote is required, each policyowner will be entitled to one vote for every $100 of value held in the Separate Account's investment divisions. GIAC will cast votes attributable to its direct investments in the investment divisions in the same proportion as votes cast by policyowners.

There are no voting rights with respect to the fixed-rate option.


--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------

          DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

In its capacity as a broker-dealer registered under the Securities and Exchange Act of 1934 (the "1934 Act") and as a member of the National Association of Securities Dealers, Inc., GISC has entered into a distribution agreement with GIAC to serve as the principal underwriter of the policies and the other variable annuity contracts and variable life insurance policies issued by GIAC through its separate accounts. The amounts paid or accrued to GISC by GIAC under the distribution agreement totalled $1,072,198, $1,738,613 and $1,709,799 during the years ended December 31, 1992, 1993 and 1994, respectively. Park Avenue Life was not offered during 1992, 1993 or 1994. GISC is a New York corporation.

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GISC to sell Park Avenue Life. GIAC's agents receive sales commissions that are paid from GIAC's resources, including amounts collected as premium sales charges and deferred sales charges. If a policy is returned as provided in its Free Look provision, or is surrendered or lapses at any time during the first 18 policy months, some or all of the sales commission paid may be recovered by GIAC from the agent.

The maximum commission that GIAC will pay to an agent for selling a policy is 50% of the Policy Premium paid for the first policy year; 5% of the Policy Premiums paid for policy years two through ten; and 2% of the Policy Premiums paid for policy years thereafter. GIAC also pays commissions equal to 3.5% of each unscheduled payment made during policy years one through ten. Commissions for unscheduled payments are reduced to 2% in policy years thereafter. GIAC may also pay commission overrides, expense allowances, bonuses, wholesaler fees and training allowances in connection with the marketing and sale of Park Avenue Life policies. In addition, agents who meet specified production levels may qualify for non-cash compensation such as merchandise and expense-paid trips or educational seminars.

GIAC has entered into an administrative services agreement with its parent, Guardian Life. Under this agreement, GIAC is billed quarterly by Guardian Life for the time spent by Guardian Life's employees on GIAC's business, and for GIAC's use of Guardian Life's centralized services and sales force.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  LIMITS TO GIAC'S RIGHT TO CHALLENGE A POLICY

Incontestability
Generally, GIAC may not challenge the validity of a policy that has been in force during the insured's lifetime for two years from the Issue Date or date of reinstatement if the Policy Premiums have been paid. If the death benefit is changed from Option 1 to Option 2, GIAC may challenge any increase in the death benefit that has been effective during the insured's lifetime for less than two years from the effective date of the change.

Misstatement of Age or Sex
If the insured's age or sex was misstated in the application for a Park Avenue Life policy, the death benefit under the policy will be that which would be purchased by the most recent deduction for the cost of insurance under the policy and any rider premium payment, using the correct age or sex.

GIAC may be restricted from varying a policy's benefits based on sex in certain jurisdictions. GIAC offers a version of the policy that does not vary benefits for men and women for use in such jurisdictions.

Suicide Exclusion
If the insured commits suicide, while sane or insane, within two years from the Issue Date, GIAC's liability will be limited to the greater of the policy's Net Cash Surrender Value on the date of death, or an amount equal to:

     o    the Policy Premiums paid, plus
     o    any unscheduled payments made, minus
     o    any Policy Debt; and minus
     o any partial withdrawals made and the related charges deducted in connection with such withdrawals.


--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------

                                GIAC'S MANAGEMENT

The names of GIAC's directors and officers and a brief statement of each person's business experience for the past five years appears below. Unless otherwise noted, the business address for these individuals is 201 Park Avenue South, New York, New York 10003.

The directors and officers of GIAC are named below together with information about their principal occupations and affiliations during the past five years.

The business address of each director and officer is 201 Park Avenue South, New York, New York 10003. The "Guardian Fund Complex" referred to in the biographical information is comprised of (1) The Guardian Stock Fund, (2) The Guardian Bond Fund, (3) The Guardian Cash Fund, (4) The Park Avenue Portfolio (a series trust that issues its shares in six series) and (5) GBG Funds, Inc. (a series fund that issues its shares in two series).



     Name                          Title                                    Business History
CHARLES E. ALBERS             Vice President,              Senior Vice President, The Guardian Life Insurance Company
                              Equity Securities            of America 1/91 - present; Vice President prior thereto.
                                                           Executive Vice President of Guardian Investor Services
                                                           Corporation and Guardian Asset Management Corporation.
                                                           Officer of four mutual funds within the Guardian Fund
                                                           Complex.

JOHN C. ANGLE                 Director                     Retired. Former Chairman of the Board and Chief Executive
                                                           Officer, The Guardian Life Insurance Company of America;
                                                           Director 1/78 - present. Director (Trustee) of Guardian
                                                           Investor Services Corporation and four mutual funds within the Guardian Fund Complex.

MICHELE S. BABAKIAN           Vice President               Vice President, Fixed Income Securities, The Guardian Life
                                                           Insurance Company of America 1/95 - present; Second Vice
                                                           President prior thereto. Vice President of Guardian Asset
                                                           Management Corporation, Guardian Investor Services
                                                           Corporation and three mutual funds within the Guardian Fund
                                                           Complex.

JOSEPH A. CARUSO              Secretary                    Second Vice President and Corporate Secretary, The Guardian
                                                           Life Insurance Company of America 1/95 present; Corporate
                                                           Secretary 10/92 - 12/94; Assistant Secretary 1/91-10/92;
                                                           Manager, Board Relations prior thereto. Secretary, Guardian
                                                           Investor Services Corporation, Guardian Asset Management
                                                           Corporation, Guardian Baillie Gifford Limited and five
                                                           mutual funds within the Guardian Fund Complex.

GEORGE T. CONKLIN, JR.        Director                     Retired. Former Chairman of the Board and Chief Executive
                                                           Officer, The Guardian Life Insurance Company of America;
                                                           Director 1/57 - present. Director (Trustee) Emeritus of four mutual funds within the Guardian Fund Complex.

PEGGY L. COPPOLA              Assistant                    Director, GISC Agency Division, The Guardian Life Insurance
                              Vice President               Company of America 4/94 - present; Manager, GISC Agency
                                                           Division 6/91 - 3/94; Manager, Equity Sales Support prior
                                                           thereto. Assistant Vice President, Guardian Investor
                                                           Services Corporation.

KAREN DICKINSON               Assistant Secretary and      Assistant Secretary, The Guardian Life Insurance Company of
                              Secretary Pro Tem            America, Guardian Investor Services Corporation and five
                                                           mutual funds within the Guardian Fund Complex.



--------------------------------------------------------------------------------
                             37



     Name                          Title                                    Business History
PHILIP H. DUTTER              Director                     Management Consultant (self-employed). Director of The
                                                           Guardian Life Insurance Company of America 3/88 - present.
                                                           Director of Guardian Investor Services Corporation.

JOHN M. EMANUELE              Treasurer                    Treasurer, The Guardian Life Insurance Company of America
                                                           1/84 - present. Treasurer of Guardian Asset Management
                                                           Corporation and Guardian Investor Services Corporation.

JOHN M. FAGAN                 Vice President               Vice President, Life Policy Operations, The Guardian Life
                                                           Insurance Company of America 3/92 - present; Vice President,
                                                           Equity Administration prior thereto. Vice President of
                                                           Guardian Investor Services Corporation.

ARTHUR V. FERRARA             Chairman, Chief              Chairman of the Board and Chief Executive Officer, The
                              Executive Officer            Guardian Life Insurance Company of America 1/93 - present;
                              and Director                 President and Chief Executive Officer prior thereto.
                                                           Director 1/81 - present. Chairman of the Board of Guardian
                                                           Investor Services Corporation, Guardian Asset Management
                                                           Corporation, Guardian Baillie Gifford Limited and five
                                                           mutual funds within the Guardian Fund Complex.

RODOLFO E. FIDELINO, M.D.     Chief Medical Director       Vice President and Chief Medical Director, The Guardian
                                                           Life Insurance Company of America, 1/92 - present.
                                                           Vice President and Medical Director, Security Benefit Life
                                                           prior thereto.

CHARLES G. FISHER             Vice President               Second Vice President and Actuary, The Guardian Life
                              and Actuary                  Insurance Company of America 12/86 - present.

WILLIAM C. FRENTZ             Vice President,              Vice President, Real Estate, The Guardian Life Insurance
                              Real Estate                  Company of America 1/85 - present.

LEO R. FUTIA                  Director                     Retired. Former Chairman of the Board and Chief Executive
                                                           Officer, The Guardian Life Insurance Company of America;
                                                           Director 5/70 - present. Director (Trustee) of Guardian
                                                           Investor Services Corporation and four mutual funds within the Guardian Fund Complex. Director (Trustee) of various
                                                           mutual funds sponsored by Value Line, Inc.

JOHN J. GRANDSIRE             Vice President,              Second Vice President, Administrative Support, The Guardian
                              Administrative Support       Life Insurance Company of America 11/92 - present; Second
                                                           Vice President, Equity Administration prior thereto. Vice
                                                           President, Administrative Support, Guardian Investor
                                                           Services Corporation.

ALEXANDER M. GRANT, JR.       Second Vice President        Assistant Vice President, Investments, The Guardian Life
                                                           Insurance Company of America 9/93 - present; Investment
                                                           Officer 10/90 - 9/93; Portfolio Manager prior thereto.
                                                           Second Vice President, Guardian Investor Services
                                                           Corporation. Officer of three mutual funds within the
                                                           Guardian Fund Complex.

RAYMOND J. HENRY              Second Vice President        Second Vice President, Fixed Income Securities, The Guardian
                                                           Life Insurance Company of America 1/94 - present; Assistant
                                                           Vice President 6/91 - 12/93. Managing Director, DNC Capital
                                                           Corp. prior thereto.



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                                       38



     Name                          Title                                    Business History
THOMAS R. HICKEY, JR.         Vice President,              Vice President, Equity Operations, The Guardian Life
                              Operations                   Insurance Company of America 3/92 - present; Second Vice
                                                           President and Equity Counsel prior thereto. Vice President,
                                                           Guardian Investor Services Corporation. Vice President of
                                                           five mutual funds within the Guardian Fund Complex.

PETER L. HUTCHINGS            Director                     Executive Vice President and Chief Financial Officer, The
                                                           Guardian Life Insurance Company of America 5/87 - present.
                                                           Director of Guardian Investor Services Corporation and
                                                           Guardian Asset Management Corporation.

PAUL IANNELLI                 Assistant Vice President     Assistant Equity Controller, The Guardian Life Insurance
                                                           Company of America 4/94 - present; Manager, Equity
                                                           Accounting prior thereto. Assistant Controller, Guardian
                                                           Investor Services Corporation.

FRANK J. JONES                Executive Vice President,    Executive Vice President and Chief Investment Officer, The
                              Chief Investment Officer     Guardian Life Insurance Company of America 1/94 - present;
                              and Director                 Senior Vice President and Chief Investment Officer 8/91 -
                                                           12/93. First Vice President, Director of Global Fixed Income
                                                           Research and Economics, Merrill Lynch & Co. prior thereto.
                                                           Senior Vice President and Chief Investment Officer and
                                                           Director, The Guardian Insurance & Annuity Company, Inc.
                                                           Director, Guardian Investor Services Corporation. Officer of
                                                           three mutual funds within the Guardian Fund Complex.

EDWARD K. KANE                Senior Vice President,       Senior Vice President and General Counsel, The Guardian Life
                              General Counsel and          Insurance Company of America 1/83 - present; Director
                              Director                     11/88 - present. Senior Vice President, General
                                                           Counsel and Director, Guardian Investor Services Corporation.
                                                           Director, Guardian Asset Management Corporation and
                                                           GBG Funds, Inc.

ANN T. KEARNEY                Second Vice President        Second Vice President, Group Pensions, The Guardian Life
                                                           Insurance Company of America 1/95 - present; Assistant Vice
                                                           President and Equity Controller 6/94 - 12/94; Assistant
                                                           Controller prior thereto. Controller of five mutual funds
                                                           within the Guardian Fund Complex.

GARY B. LENDERINK             Vice President,              Vice President, Group Pensions, The Guardian Life Insurance
                              Group Pensions               Company of America 1/95 - present; Second Vice President
                                                           prior thereto.

PAUL PARENTEAU                Assistant Vice President     Director, Variable Products Administration, The Guardian
                                                           Life Insurance Company of America 1/94 - present; Manager,
                                                           Variable Annuity Administration prior thereto.

FRANK L. PEPE                 Vice President               Second Vice President and Controller, Equity Products, The
                              and Controller               Guardian Life Insurance Company of America 12/86 - present.
                                                           Vice President and Controller of Guardian Investor Services
                                                           Corporation. Controller of Guardian Asset Management
                                                           Corporation. Officer of five mutual funds within the
                                                           Guardian Fund Complex.

RICHARD T. POTTER, JR.        Counsel                      Second Vice President and Equity Counsel, The Guardian
                                                           Life Insurance Company of America 1/93-present; Counsel
                                                           1/92-12/92. Vice President-Counsel, Home Life Insurance
                                                           Company prior thereto. Counsel of Guardian Investor
                                                           Services Corporation, Guardian Asset Management
                                                           Corporation and five mutual funds within the Guardian
                                                           Fund Complex.




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                                       39


     Name                          Title                                    Business History
JOSEPH D. SARGENT             President and Director       President and Director, The Guardian Life Insurance Company
                                                           of America 1/93 - present; Executive Vice President prior
                                                           thereto. Director of Guardian Baillie Gifford Limited,
                                                           Guardian Investor Services Corporation and Guardian Asset
                                                           Management Corporation.

JOHN M. SMITH                 Executive                    Executive Vice President, The Guardian Life Insurance
                              Vice President               Company of America 1/95 - present; Senior Vice President,
                              and Director                 Equity Products prior thereto. President and Director,
                                                           Guardian Investor Services Corporation and Guardian Asset
                                                           Management Corporation. President, GBG Funds, Inc. Director,
                                                           Guardian Baillie Gifford Limited.

DONALD P. SULLIVAN, JR.       Vice President               Second Vice President, The Guardian Life Insurance Company
                                                           of America 1/95-present; Assistant Vice President
                                                           6/91-12/94; Manager, GISC Agency Division prior thereto.
                                                           Vice President of Guardian Investor Services Corporation.

WILLIAM C. WARREN             Director                     Retired. Dean Emeritus, Columbia Law School. Former Chairman
                                                           of the Board, Sandoz, Inc.; Director of The Guardian Life
                                                           Insurance Company of America since 1/57 and Director of
                                                           Guardian Investor Services Corporation.




No officer or director of GIAC receives any compensation from the Account. No separately allocable compensation has been paid by GIAC, or any of its affiliates, to any person listed above for services rendered to the Separate Account.


--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------

                               OTHER INFORMATION

Rights Reserved by GIAC
GIAC reserves the right to make certain changes or take actions that it deems to serve the best interests of its Park Avenue Life policyowners and their beneficiaries, or which it deems appropriate to carry out the purposes of the policy. GIAC will only exercise its reserved rights to the extent and in the manner permitted by applicable laws. Also, when required by law, GIAC will obtain approval of its changes or actions from appropriate regulatory authorities and/or policyowners. Examples of the changes or actions that GIAC may implement include:

     o Operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law.
     o Taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act.
     o    Deregistering the Separate Account under the 1940 Act.
     o Transferring assets in a Separate Account investment division to another investment division, or to one or more separate accounts, or to GIAC's general account.
     o    Adding, combining or removing investment divisions in the Separate
          Account.
     o Substituting, for the mutual fund shares held in any investment division, the shares of another class issued by such mutual fund or the shares of another investment company or any other investment permitted by law.
     o Adding to, eliminating or suspending the policyowner's ability to allocate Net Premiums or transfer amounts to any Variable Investment Option or the fixed-rate option.
     o Changing the way GIAC deducts or collects charges under a policy, but without increasing the charges unless and to the extent permitted by other provisions of the policy.
     o Modifying the policy as necessary to ensure that it continues to qualify as life insurance under the Internal Revenue Code or to preserve favorable tax treatment of the benefits provided by the policy.
     o Making any other technical changes in the policy required to conform it with any action permitted to be taken by GIAC.

GIAC will notify policyowners who have allocated Policy Account Values to a Variable Investment Option if any action taken by GIAC results in a material change in that Investment Option's investments. An affected policyowner who objects to the change may request a transfer from such Variable Investment Option to any of the other options offered under the policy, including the fixed-rate option, within 60 days of the postmark on the notice. GIAC will effect the transfer as described under "Transfers," without charge.

Free Look
A policyowner may cancel a policy by returning it and a written cancellation notice to GIAC's Executive Office or the agent from whom it was purchased within: 10 days after receiving it; or 45 days from the date Part 1 of the completed application for the policy was signed; or 10 days after GIAC mails to the policyowner a Notice of Withdrawal Right, whichever is latest. Any mailed notice given by the policyowner or GIAC shall be effective when it is postmarked. GIAC will promptly refund all Policy Premiums and unscheduled payments submitted before cancellation, but may delay refunding amounts paid by check until the check has cleared. Longer Free Look periods may apply in certain states for some or all Park Avenue Life policies issued there. Policies issued in such states will state the applicable Free Look period. A policy that is returned for cancellation under the Free Look provision will be void from the beginning.

Policyowner and Beneficiary
The policyowner is named in the application for a Park Avenue Life policy, but can be changed from time to time. While the insured is living and subject to any assignment shown on GIAC's records, only the policyowner named on GIAC's records has the right to receive benefits or exercise the rights granted by the policy, including the right to change the policyowner. See "Assignment." When the policyowner dies, his or her estate becomes the policyowner, unless a successor owner is named. Since the policyowner's rights terminate when the insured dies, no successor owner is permitted when the insured and the policyowner are the same person.

Joint policyowners are permitted. With the exception of transfer requests, all requests for policy transactions and policy changes must be signed by all of the joint owners named on GIAC's records. When a joint policyowner dies, the surviving joint owner(s) succeed equally to the deceased owner's interest, unless otherwise provided. The estate of the last surviving joint owner becomes the policyowner on such owner's death, unless otherwise provided. The beneficiary is named in the application for a Park Avenue Life policy, but can be changed from time to time before the insured's death. Contingent and concurrent beneficiaries are permitted. A beneficiary has no rights under a policy until the insured dies. An individual must survive the insured to qualify as a beneficiary, as specified in the policy. If no beneficiary survives the insured, the policyowner (or his or her estate) is the beneficiary.

Any request to change the policyowner or beneficiary must be made in written form satisfactory to GIAC, and must be signed and dated by the policyowner(s) then named on GIAC's records. The change will be effective as of the date the change request was signed. However, the change will not apply to any payments


--------------------------------------------------------------------------------
                                       41
made or actions taken by GIAC under the policy on or before the date the change request is received at GIAC's Executive Office.

Assignment
A Park Avenue Life policy may be assigned. However, GIAC will not be bound by an assignment unless and until the original or a copy of the assignment (which has been signed and dated by the assignor and the assignee and, as applicable, the beneficiary(ies)) is received at its Executive Office. Assignments are subject to all payments made or actions taken by GIAC on or before the date it receives the assignment. GIAC is not responsible for determining the validity of any assignment.

Unless otherwise provided, the assignee may exercise all rights granted by the policy except:

     o    the right to change the owner or beneficiary;
     o    the right to elect a payment option; or
     o the right to allocate or transfer amounts among the Variable Investment Options and the fixed-rate option.

Communications From GIAC
Shortly after each Policy Anniversary, GIAC will send the policyowner a statement that shows the following information as of the most recent Policy
Anniversary: (1) the amount of death benefit provided by the then effective death benefit option; (2) the allocation instructions for Net Premium payments;
(3) the Policy Account Value, Cash Surrender Value, Net Cash Surrender Value and Benchmark Value; (4) the amount of the Policy Account Value attributable to each of the options offered under the policy; (5) the amount of Policy Premiums and unscheduled payments received, and charges deducted, since the last annual statement; (6) transfers and partial withdrawals effected since the last annual statement; (7) loans made and loan repayments received since the last annual statement; (8) the outstanding Policy Debt; and (9) the interest rate in effect for the fixed - rate option. Also, twice each year, policyowners will receive reports containing financial statements for the Separate Account and the mutual funds. Of these, the annual report will contain audited financial statements.

GIAC will send notices to confirm the receipt of Policy Premiums and unscheduled payments, transfers and certain other policy transactions, or to request a premium or loan repayment to prevent policy lapse.

Communications With GIAC
GIAC cannot act upon requests for policy transactions or changes, or credit Policy Premiums and unscheduled payments, unless such items are received at the Executive Office in a form that is acceptable to GIAC. All written communications to GIAC must include the policy number, full name(s) of the policyowner(s) and insured, and the policyowner's current address.

Also, policyowners can call 1-800-935-4128 during normal business hours, New York City time, for information about policy values.

Advertising Practices
Advertisements or sales materials for Park Avenue Life may refer to or reprint all or portions of articles, or reports about variable life insurance generally and Park Avenue Life specifically. In addition, information that appears in financial, business or general interest publications may be referred to or reprinted in Park Avenue Life's promotional materials. None of the contents of these materials will be indicative of the future performance or results that may be obtained by purchasers of the policy.

Advertisements and sales materials for Park Avenue Life may compare the performance or independent ranking of one or more of the Variable Investment Options or their corresponding mutual funds to: (1) other insurance company separate accounts and the mutual funds offered through them; (2) other mutual funds having similar investment objectives and policies; (3) relevant indices of investment securities or of peer groups of funds; or (4) other investment vehicles, including accounts or certificates that, unlike the policy, are guaranteed by governmental entities. Such comparable information may be provided by Lipper Analytical Services, Inc., Morningstar, Inc. and others.

Advertisements and sales materials about variable life insurance, Park Avenue Life, the Separate Account or the funds may feature an individual fund or describe asset levels and sales volumes achieved by GIAC, GISC or others within the financial services industry. References to personnel of the investment advisers who have portfolio management responsibilities for the mutual funds offered through the Separate Account and their investment styles may be included.

The advertising and sales literature for the policy and the Separate Account may refer to historical, current and prospective economic trends within the United States and overseas. In addition, topics of general investor interest, including college or retirement planning, reasons for investing and historical examples of the performance of various types of securities or markets may be included.

Legal Proceedings
GIAC is not involved in any legal proceedings which would materially affect its financial position or the Separate Account.

Legal Matters
The legal validity of the policy described in this prospectus has been passed upon by Richard T. Potter, Jr., Counsel of GIAC.

Registration Statement
This prospectus omits certain information contained in the registration statement filed with the SEC on behalf of the Separate Account and relating to the variable life insurance policy described in this prospectus. Copies of such additional information may be obtained from the SEC's main office in Washington, DC upon payment of the prescribed fee.


--------------------------------------------------------------------------------
                                       42

Financial and Actuarial Experts
The financial statements of GIAC as of December 31, 1994 and December 31, 1993 and for each of the three years in the period ended December 31, 1994 that are included in this Prospectus have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. Price Waterhouse LLP is located at 1177 Avenue of the Americas, New York, New York 10036.

The GIAC financial statements contained in this prospectus should be considered only as bearing upon GIAC's ability to meet its obligations under the Park Avenue Life policies. They should not be considered as bearing upon the investment experience of the Separate Account's investment divisions.

As the Separate Account commenced its operations as of the effective date of this prospectus, it is not yet required to prepare financial statements.

Actuarial matters in this prospectus have been examined by Charles G. Fisher, FSA, Vice President and Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the SEC.


--------------------------------------------------------------------------------
                                       43

------------------------------------------------------------------------------------------------------------------------------------
                                     THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                                   BALANCE SHEET
===================================================================================================================================
                                                                                                        December 31,
                                                                                           ------------------------------------
                                                                                                 1994                  1993
                                                                                                 ----                  ----
ADMITTED ASSETS
Investments:
   Fixed maturities, principally at amortized cost
     (market: 1994-- $332,580,514; 1993-- $280,362,319) ..............................     $  349,574,401        $  274,110,177
   Affiliated money market fund, at market, which approximates cost ..................          2,492,635             2,419,128
   Investment in subsidiary ..........................................................          7,305,908             7,281,874
   Policy loans -- variable life insurance ...........................................         59,319,920            52,792,533
   Short-term investments, at cost, which approximates market ........................            750,692                    --
   Investment in joint venture .......................................................             51,221               306,384
   Cash ..............................................................................          3,691,801            11,673,020
   Accrued investment income receivable ..............................................          8,339,330             5,981,640
   Due from parent and affiliates ....................................................          1,276,279             5,721,961
   Other assets ......................................................................          7,799,923             1,895,578
   Receivable from separate accounts .................................................          3,909,554             3,885,818
   Variable annuity and EISP/CIP separate account assets .............................      3,132,332,691         2,761,965,536
   Variable life separate account assets .............................................        269,585,495           289,074,675
                                                                                           --------------         -------------
     TOTAL ADMITTED ASSETS ...........................................................     $3,846,429,850        $3,417,108,324
                                                                                           ==============         =============
LIABILITIES
Policy liabilities and accruals:
     Fixed deferred reserves .........................................................     $  239,394,355        $  185,283,194
     Fixed immediate reserves ........................................................          5,627,157             5,138,523
     Life reserves ...................................................................         21,353,994             1,140,088
     Minimum death benefit guarantees ................................................          1,592,656             1,184,642
     Policy loan collateral fund reserve .............................................         57,224,423            52,016,474
     Interest maintenance reserve ....................................................                 --             2,052,169
   Accounts payable and accrued expenses .............................................          1,488,701             1,507,251
   Advance premiums -- variable life insurance .......................................            156,821             1,203,735
   Due to parent and affiliates ......................................................         11,769,486             8,120,355
   Other liabilities (including deferred tax) ........................................          7,422,866             9,243,601
   Asset valuation reserve ...........................................................          5,229,909             2,996,746
   Variable annuity and EISP/CIP separate account liabilities ........................      3,094,929,496         2,728,279,435
   Variable life separate account liabilities ........................................        262,659,454           280,527,449
                                                                                           --------------         -------------
     TOTAL LIABILITIES ...............................................................      3,708,849,318         3,278,693,662
COMMON STOCK AND SURPLUS
   Common Stock, $100 par value, 20,000 shares authorized, issued and
     outstanding .....................................................................          2,000,000             2,000,000
   Additional paid-in surplus ........................................................        137,398,292           137,398,292
   Special surplus ...................................................................         14,591,361            11,467,339
   Unassigned deficit ................................................................        (16,409,121)          (12,450,969)
                                                                                           --------------         -------------
                                                                                              137,580,532           138,414,662
                                                                                           --------------         -------------
     TOTAL LIABILITIES, COMMON STOCK AND SURPLUS .....................................     $3,846,429,850        $3,417,108,324
                                                                                           ==============         =============

                                               See notes to financial statements.


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                                       44


------------------------------------------------------------------------------------------------------------------------------------
                                     THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                                STATEMENTS OF OPERATIONS
===================================================================================================================================
                                                                                             Year Ended December 31,
                                                                                  --------------------------------------------
                                                                                      1994            1993            1992
                                                                                      ----            ----            ----
REVENUES:
   Premiums and annuity considerations:
     Variable annuity ......................................................      $689,382,776    $709,523,708    $417,074,858
     Life -- variable and level term .......................................         7,899,675       4,789,739       6,639,765
     Fixed annuity .........................................................        58,851,539      55,272,748      62,302,660
   Net investment income ...................................................        27,909,606      22,726,013      17,757,097
   Amortization of IMR .....................................................           542,157         378,621          51,109
   Service fees ............................................................        38,805,308      30,388,678      22,195,739
   Variable life -- cost of insurance ......................................         3,828,702       3,628,039       3,131,839
   Net benefit of reinsurance ceded ........................................         2,448,775       7,650,605         213,992
   Other income ............................................................         7,200,339       4,743,938           9,048
                                                                                  ------------    ------------    ------------
                                                                                   836,868,877     839,102,089     529,376,107
                                                                                  ------------    ------------    ------------
BENEFITS AND EXPENSES:
   Benefits:
     Death benefits ........................................................         3,465,054       2,399,238       2,405,897
     Annuity benefits ......................................................         5,969,228       2,359,686       1,179,155
     Surrender benefits ....................................................       237,767,434     202,329,152     160,547,211
     Increase in reserves ..................................................        82,752,551      50,659,936      64,848,233
   Net transfers to (from) separate accounts:
     Variable annuity and EISP/CIP .........................................       448,433,236     531,905,506     275,699,201
     Variable life .........................................................        (8,836,731)     (8,729,386)    (10,000,207)
   Commissions .............................................................        45,602,891      38,089,532      23,975,070
   General insurance expenses ..............................................        15,103,590      14,748,769       9,232,685
   Taxes, licenses and fees ................................................         2,731,840       1,510,060       1,617,037
                                                                                  ------------    ------------    ------------
                                                                                   832,989,093     835,272,493     529,504,282
                                                                                  ------------    ------------    ------------
       INCOME (LOSS) BEFORE INCOME
       TAXES AND REALIZED GAINS
       FROM INVESTMENTS ....................................................         3,879,784       3,829,596        (128,175)
Provision for federal income taxes (benefits) ..............................           601,468       1,889,716      (1,268,828)
                                                                                  ------------    ------------    ------------
       INCOME (LOSS) BEFORE REALIZED
       GAINS FROM INVESTMENTS ..............................................         3,278,316       1,939,880       1,140,653
Realized gains from investments, net of federal income
   taxes, net of transfer to IMR -- See Note 4 .............................            (2,232)        131,711         426,530
                                                                                  ------------    ------------    ------------
       NET INCOME ..........................................................      $  3,276,084    $  2,071,591    $  1,567,183
                                                                                  ============    ============    ============

                                               See notes to financial statements.



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                                       45


-----------------------------------------------------------------------------------------------------------------------------------
                                           THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                          STATEMENTS OF CHANGES IN COMMON STOCK AND SURPLUS
===================================================================================================================================
                                                                                                    Special and
                                                                                   Additional        Unassigned        Total
                                                                 Common Stock        Paid-in           Surplus      Common Stock
                                                                     Stock           Surplus          (Deficit)     and Surplus
                                                                     -----           -------          ---------     -----------
Balances at December 31, 1991 .............................        $2,000,000     $ 78,000,000       $(4,125,552)   $ 75,874,448
                                                                   ----------     ------------       ------------   ------------
Net income from operations ................................                                            1,567,183       1,567,183
Capital contributed by parent .............................                         59,398,292                        59,398,292
Decrease in unrealized appreciation of
   Company's investment in separate accounts,
   net of applicable taxes ................................                                             (885,131)       (885,131)
Increase in unrealized appreciation of Company's
   investment in joint venture ............................                                               57,199          57,199
Decrease in unrealized appreciation of
   Company's investment in subsidiary .....................                                           (2,172,420)     (2,172,420)
Increase in non-admitted assets ...........................                                              (84,614)        (84,614)
Net increase in asset valuation/mandatory
   securities valuation reserves ..........................                                             (564,073)       (564,073)
Provision for Guaranty Association
   Assessments ............................................                                             (200,000)       (200,000)
                                                                   ----------     ------------      ------------     -----------
Balances at December 31, 1992 .............................         2,000,000      137,398,292        (6,407,408)    132,990,884
                                                                   ----------     ------------      ------------     -----------
Net income from operations ................................                                            2,071,591       2,071,591
Increase in unrealized appreciation of Company's
   investment in separate accounts, net of
   applicable taxes .......................................                                            3,164,752       3,164,752
Increase in unrealized appreciation of
   Company's investment in joint venture ..................                                              178,539         178,539
Increase in unrealized appreciation of
   Company's investment in subsidiary .....................                                               56,002          56,002
Decrease in non-admitted assets ...........................                                               53,396          53,396
Net increase in asset valuation reserve ...................                                               (8,291)         (8,291)
Provision for Guaranty Association
   Assessments ............................................                                              (92,211)        (92,211)
                                                                   ----------     ------------        -----------   ------------
Balances at December 31, 1993 .............................        $2,000,000     $137,398,292        $ (983,630)   $138,414,662
                                                                   ==========     ============        ===========   ============
Net income from operations ................................                                            3,276,084       3,276,084
Change in unrealized appreciation of
   Company's investment in separate accounts,
   net of applicable taxes ................................                                             (527,472)       (527,472)
Change in unrealized appreciation of
   Company's investment in joint venture ..................                                             (255,163)       (255,163)
Increase in unrealized appreciation of
   Company's investment in subsidiary .....................                                               24,034          24,034
Decrease in non-admitted assets ...........................                                                5,818           5,818
Net increase in asset valuation reserve ...................                                           (2,233,163)     (2,233,163)
Disallowed interest maintenance reserve ...................                                           (1,124,268)     (1,124,268)
                                                                   ----------     ------------       ------------   ------------
Balances at December 31, 1994 .............................        $2,000,000     $137,398,292       $(1,817,760)   $137,580,532
                                                                   ==========     ============       ============   ============

                                            See notes to financial statements.


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                                       46



-----------------------------------------------------------------------------------------------------------------------------------
                                           THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                                                       STATEMENTS OF CASH FLOW
===================================================================================================================================
                                                                                           Year Ended December 31,
                                                                               ---------------------------------------------
                                                                                   1994            1993             1992
                                                                                   ----            ----             ----
Cash flows from insurance activities:
   Premiums and annuity considerations ..................................      $732,848,313    $770,326,214     $485,392,095
   Investment income ....................................................        26,625,996      24,134,387       14,401,654
   Service fees .........................................................        35,502,165      26,155,952       19,795,426
   Variable life cost of insurance ......................................         3,825,865       3,612,218        3,111,907
   Net benefit of reinsurance ceded .....................................        15,996,575       4,068,302        2,984,546
   Claims and annuity benefits ..........................................      (247,055,539)   (206,970,151)    (163,992,860)
   Commissions ..........................................................       (37,186,792)    (38,002,665)     (23,956,010)
   General insurance expenses ...........................................       (15,895,233)    (13,863,833)      (9,611,829)
   Taxes, licenses and fees .............................................        (2,896,965)     (1,028,249)      (1,477,903)
   Net transfer to separate accounts ....................................      (436,829,701)   (521,601,186)    (263,535,710)
   Federal income tax (excluding tax on capital gains) ..................        (1,217,735)      1,372,898         (589,421)
   Increase in policy loans .............................................        (6,527,387)     (4,691,084)      (5,755,827)
   Advanced premiums-- variable life insurance ..........................         1,046,914         976,893         (390,841)
   Other sources (applications) .........................................         9,430,370       5,404,857         (254,130)
                                                                               ------------    ------------     ------------
       NET CASH PROVIDED BY INSURANCE
       ACTIVITIES .......................................................        77,666,846      49,894,553       56,121,097
                                                                               ------------    ------------     ------------
Cash flows from investing activities:
   Proceeds from dispositions of investment securities ..................       150,649,968     107,412,956      123,434,773
   Purchases of investment securities ...................................      (231,132,415)   (153,772,748)    (251,663,409)
   Net proceeds from short-term investments .............................           --            2,459,000       13,177,403
   Investment in joint venture ..........................................           --                --              --
   (Increase) decrease in investments in separate accounts ..............          (950,000)     (1,800,000)          --
   Federal income tax on capital gains ..................................        (1,538,101)       (846,813)        (479,790)
   Amount due from broker ...............................................        (1,926,825)      4,590,573       (1,049,134)
                                                                               ------------    ------------     ------------
       NET CASH USED IN INVESTING ACTIVITIES ............................       (84,897,373)    (41,957,032)    (116,580,157)
                                                                               ------------    ------------     ------------
Cash flows from financing activities:
   Capital contributed by parent ........................................          --               --            59,398,292
                                                                               ------------    ------------     ------------
     NET CASH PROVIDED BY FINANCING
     ACTIVITIES .........................................................          --               --            59,398,292
                                                                               ------------    ------------     ------------
     NET INCREASE (DECREASE) IN CASH ....................................        (7,230,527)      7,937,521       (1,060,768)
     CASH AT BEGINNING OF YEAR ..........................................        11,673,020       3,735,499        4,796,267
                                                                               ------------    ------------     ------------
     CASH AT END OF YEAR ................................................      $  4,442,493    $ 11,673,020     $  3,735,499
                                                                               ============    ============     ============

                                      See notes to financial statements.



--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1994

Note 1 -- Organization

      Organization: The Guardian Insurance & Annuity Company, Inc. (GIAC or the Company) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Company is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company's primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies.

      Guardian Investor Services Corporation (GISC) is a wholly owned subsidiary of the Company. GISC is a registered broker-dealer under the Securities
Exchange Act of 1934 and is a registered investment adviser under the Investment Adviser's Act of 1940. GISC is the distributor and underwriter for GIAC's variable products, and is the investment adviser to certain mutual funds sponsored by Guardian Life which are investment options for the variable products. GISC was contributed to GIAC by Guardian Life on November 30, 1992 at its carrying value of $9,398,292.

      Insurance Separate Accounts: The Company has established ten insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contract holders. In addition, certain variable annuity and variable life insurance contract holders may invest in The Guardian Real Estate Account. Participating interests in the real estate account are registered under the Securities Act of 1933. Of these separate accounts the Company maintains two separate accounts whose sole purpose is to fund certain employee benefits plans of Guardian Life.

      The assets and liabilities of the separate accounts are clearly identified and distinct from the other assets and liabilities of the Company. The assets of the separate accounts will not be charged with any liabilities arising out of any other business of the Company. However, the obligations of the separate accounts, including the promise to make annuity and death benefit payments, remain obligations of the Company. Assets and liabilities of the separate accounts are stated primarily at the market value of the underlying investments and corresponding contract holders obligations.

Note 2 -- Summary of Significant Accounting Policies

      Basis of presentation of financial statements: The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Such practices are considered generally accepted accounting principles for mutual life insurance companies and their wholly owned stock life insurance subsidiaries domiciled in Delaware.

      In 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," which establishes a different definition of generally accepted accounting principles for mutual life insurance companies. Under the Interpretation, financial statements of mutual life insurance companies for periods beginning after December 15, 1995, which are prepared on the basis of statutory accounting, will no longer be characterized as in conformity with generally accepted accounting principles. At that time, financial statements of mutual life insurance companies would have to apply all applicable authoritative GAAP accounting pronouncements in order to describe the financial statements as prepared in "conformity with generally accepted accounting principles."

      Management has not yet determined the effect on its December 31, 1994 financial statements of applying the new Interpretation nor whether it will continue to present its general purpose financial statements in conformity with the statutory basis of accounting or adopt the accounting changes required in order to present its financial statements in conformity with generally accepted accounting principles. However, management believes that adopting the accounting changes required to present its financial statements in accordance with generally accepted accounting principles would result in higher reported equity. The effect of the changes would be reported retroactively through restatement of all previously issued financial statements beginning with the earliest year presented.

      Valuation of investments: Investments in securities are recorded in accordance with valuation procedures established by the National Association of Insurance Commissioners (NAIC). Unrealized gains and losses on investments carried at market are recorded directly to unassigned surplus. Realized gains and losses on disposition of investments are determined by the specific identification method.

      Bonds: Bonds are valued principally at amortized cost.

      Investment in subsidiary: GIAC's investment in GISC is included in common stocks and carried at equity in GISC's underlying net assets. Undistributed earnings or losses are reflected as unrealized capital gains and losses directly


--------------------------------------------------------------------------------
                                       48

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         December 31, 1994 -- Continued

in unassigned surplus. Dividends received from GISC are recorded as investment income and amounted to $4,900,000 in 1994 and $2,900,000 in 1993.

      Short-Term Investments: Short - term investments are stated at amortized cost and consist primarily of investments having maturities of six months or less. Market values for such investments approximate carrying value.

      Loans on Policies: Loans on policies are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

      Investment Reserves: The NAIC requires adoption of an asset valuation reserve (AVR) and interest maintenance reserve (IMR). The AVR establishes reserves for certain categories of invested assets. The purpose of this reserve is to stabilize policyholders' surplus from credit related gains and losses on investments. Changes in AVR are recorded directly to unassigned surplus. The IMR applies to fixed income investments and establishes a reserve for realized capital gains and losses, net of tax, which result from changes in interest rates. Such net realized gains and losses are deferred and amortized into investment income over the life of the investments sold. When, in aggregate, realized losses exceed realized gains, the net realized loss is reclassified as a non-admitted asset with a corresponding charge to surplus.

      Contract and Policy Reserves: Fixed deferred reserves represent the Fund balance left to accumulate at interest under fixed annuity contracts that were offered directly by the Company and a fixed rate option that is offered to variable annuity contractowners. The fixed annuity contracts are no longer offered by the Company. The estimated fair value of contractholder account balances within the fixed deferred reserves has been determined to be equivalent to carrying value as the current offering and renewal rates are set in response to current market conditions and are only guaranteed for one year. The interest rate credited on fixed annuity contracts included in fixed deferred reserves for 1994 and 1993 was 5.75% and 6.00%, respectively. The interest rates credited on the fixed rate option offered to certain variable annuity contractowners was 5.00% during 1994. For the fixed rate option currently issued, the issue and renewal interest rates credited varies from month to month and ranged from 5.25% to 4.50% in 1994. Fixed immediate reserves are a liability within the general account for annuitants who have elected a fixed annuity payout option. The immediate contract reserve is computed using the 1971 IAM Table and a 4% discount rate.

      Minimum death benefits guarantees represent a reserve for term insurance to support guaranteed insurance amounts on variable life policies in the event of possible declines in separate account assets, assuming a 4% discount rate and mortality consistent with the 1958 or 1980 CSO Table applicable in the pricing of each policy.

      The loan collateral fund reserve is the cash value of loaned variable life policyowner account values. The reserve is credited with interest at 4% per annum for single premium variable life policyowners and 6.5% for annual pay variable life policyowners.

      Non-admitted Assets: Certain assets designated as "non-admitted assets" in accordance with rules and regulations of the Department of Insurance of the State of Delaware are charged directly to unassigned surplus. At December 31, 1994 and 1993 non-admitted assets consisted of agents' balances and miscellaneous receivables in the amounts of $77,498 and $83,315, respectively.

      Acquisition Costs: Commissions and other costs incurred in acquiring new business are charged to operations as incurred.

      Premiums and Other Revenues: Premiums and annuity considerations are recognized for funds received on variable life insurance and annuity products. Corresponding transfers to/from separate accounts are included in the expenses.

      Revenue also includes service fees from the separate accounts consisting of mortality and expense charges, annual administration fees, charges for the cost of term insurance related to variable life policies and penalties for early withdrawals. Service fees were not charged on separate account assets of $105.5 million and $81.2 million at December 31, 1994 and 1993, respectively, which represent investments in Guardian Life's employee benefit plans.

      Federal Income Taxes: The provision for federal income taxes is based on income from operations currently taxable, as well as accrued market discount on bonds. Realized gains and losses are reported after adjustment for the applicable federal income taxes. The taxable portion of unrealized appreciation of the Company's separate account investments is also recorded net of the applicable federal income taxes.


--------------------------------------------------------------------------------
                                       49

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         December 31, 1994 -- Continued

Note 3 -- Federal Income Taxes

      The Company's federal income tax return is consolidated with its parent, Guardian Life. The consolidated income tax liability is allocated among the members of the group according to a tax sharing agreement. In accordance with the tax sharing agreement between and among the parent and participating subsidiaries, each member of the group computes its tax provision and liability on a separate return basis, but may, where applicable, recognize benefits of net operating losses and capital losses utilized in the consolidated group. Estimated payments are made between the members of the group during the year.

      The Company records directly to unassigned surplus federal income taxes attributable to the taxable portion of unrealized appreciation on its seed capital in the separate accounts. These income taxes will be recognized in operations upon withdrawal of these capital contributions. The taxable portion of unrealized appreciation amounted to $590,000, $871,000 and $776,000 at December 31, 1994, 1993 and 1992, respectively.

      A reconciliation of federal income tax expense, based on the prevailing corporate income tax rate of 35% for 1994 and 1993 and 34% for 1992 to the federal income tax expense reflected in the accompanying financial statements is as follows:

                                                                                Year Ended December 31,
                                                                      ------------------------------------------
                                                                          1994           1993           1992
                                                                          ----           ----           ----
Income tax at prevailing corporate income tax rates
   applied to pretax statutory income .............................   $ 1,357,924    $ 1,340,359    $   (43,580)
Add (deduct) tax effect of:
   Adjustment for annuity and other reserves ......................       141,295       (277,137)    (1,400,412)
   DAC Tax ........................................................     1,575,953      1,819,878      1,084,203
   Dividend from subsidiary .......................................    (1,715,000)    (1,015,000)      (714,000)
   Other -- net ...................................................      (758,704)        21,616       (195,039)
                                                                      -----------    -----------    -----------
Provision for Federal Income Taxes (Benefits) .....................   $   601,468    $ 1,889,716    $(1,268,828)
                                                                      ===========    ===========    ===========


      The provision for federal income taxes includes deferred taxes of $99,120 in 1994, $283,571 in 1993 and $104,070 in 1992 applicable to the difference between the tax basis and the financial statement basis of recording investment income relating to accrued market discount.

Note 4 -- Investments

      The major categories of net investment income are summarized as follows:

                                                                                Year Ended December 31,
                                                                      ------------------------------------------
                                                                          1994           1993           1992
                                                                          ----           ----           ----
Fixed maturities ..................................................   $19,949,553    $18,104,573    $13,754,550
Affiliated money market funds .....................................        84,083         51,072         69,415
Subsidiary ........................................................     4,900,000      2,900,000      2,100,000
Policy loans ......................................................     2,547,670      2,296,794      2,058,451
Short-term investments ............................................       622,391        269,175        582,084
Joint venture dividend ............................................       789,867           --             --
                                                                      -----------    -----------    -----------
                                                                       28,893,564     23,621,614     18,564,500
Less investment expenses ..........................................       983,959        895,601        807,403
                                                                      -----------    -----------    -----------
Net Investment Income .............................................   $27,909,605    $22,726,013    $17,757,097
                                                                      ===========    ===========    ===========


--------------------------------------------------------------------------------
                                       50

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         December 31, 1994 -- Continued


Net realized gains, less applicable federal income taxes and transfer to IMR, are summarized as follows:

                                                                                Year Ended December 31,
                                                                      ------------------------------------------
                                                                          1994           1993           1992
                                                                          ----           ----           ----
   Fixed maturities ...............................................   $(3,994,716)   $ 3,170,154    $ 1,514,647
                                                                      -----------    -----------    -----------
Federal income tax expense (benefit):
   Current ........................................................    (1,110,135)     1,253,371        562,693
   Deferred .......................................................      (248,068)      (123,690)       (47,713)
                                                                      -----------    -----------    -----------
                                                                       (1,358,203)     1,129,681        514,980
                                                                      -----------    -----------    -----------
   Transfer to IMR ................................................    (2,634,280)     1,908,762        573,137
                                                                      -----------    -----------    -----------
   Net Realized Gains (Losses) ....................................   $    (2,233)   $   131,711    $   426,530
                                                                      ===========    ===========    ===========


      The increase in unrealized appreciation (depreciation) on fixed maturity securities was $(23,246,030); $120,062 and $1,793,491 for the years ended December 31, 1994, 1993 and 1992, respectively.

      The market values of bonds are based on quoted prices as available. For certain private placement debt securities where quoted market prices are not available, fair value is estimated by management using adjusted market prices for like securities.

      The cost and estimated market values of investments by major investment category at December 31, 1994 and 1993 are as follows:


                                                                                         December 31, 1994
                                                                ------------------------------------------------------------------
                                                                                                                       Estimated
                                                                                      Unrealized      Unrealized         Market
                                                                    Cost                 Gain            Loss             Value
                                                                ------------        -----------      ------------     ------------
U.S. Treasury securities & obligations of
   U.S. government corporations and
   agencies .............................................       $ 45,385,889        $   140,979      $  2,176,046     $ 43,350,822
Obligations of states and political
   subdivisions .........................................         15,383,160             37,245           241,430       15,178,975
Debt securities issued by foreign
   governments ..........................................          8,100,499               --             503,504        7,596,995
Corporate debt securities ...............................        280,704,853             44,168        14,295,299      266,453,722
Common stocks ...........................................         11,890,926               --           2,092,384        9,798,542
                                                                ------------        -----------      ------------     ------------
                                                                $361,465,327        $   222,392      $ 19,308,663     $342,379,056
                                                                ============        ===========      ============     ============


                                                                                         December 31, 1993
                                                                ------------------------------------------------------------------
                                                                                                                       Estimated
                                                                                      Unrealized      Unrealized         Market
                                                                    Cost                 Gain            Loss             Value
                                                                ------------        -----------      ------------     ------------
U.S. Treasury securities & obligations of
   U.S. government corporations and
   agencies .............................................       $ 56,974,539        $ 2,070,134      $    146,297     $ 58,898,376
Obligations of states and political
   subdivisions .........................................          6,204,951            137,874             1,580        6,341,245
Debt securities issued by foreign
   governments ..........................................          8,134,006            192,600           103,818        8,222,788
Corporate debt securities ...............................        202,796,680          5,189,154         1,085,924      206,899,910
Common stocks ...........................................         11,817,419               --           2,116,418        9,701,001
                                                                ------------        -----------      ------------     ------------
                                                                $285,927,595        $ 7,589,762      $  3,454,037     $290,063,320
                                                                ============        ===========      ============     ============



--------------------------------------------------------------------------------
                                       51

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         December 31, 1994 -- Continued


      At December 31, 1994, the amortized cost and estimated market value of debt securities, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations.

                                                          Estimated
                                          Amortized         Market
                                             Cost            Value
                                         ------------    ------------
Due in one year or less ..............   $ 12,522,151   $ 12,410,124
Due after one year through five years     213,647,755    205,326,412
Due after five years through ten years     50,131,760     47,620,620
Due after ten years ..................     37,810,196     34,066,922
                                         ------------   ------------
                                         $314,111,862   $299,424,078
Sinking fund bonds
   (including Collateralized
   Mortgage Obligations) .............     35,462,539     33,156,436
                                         ------------   ------------
                                         $349,574,401   $332,580,514
                                         ============   ============

      During 1994, proceeds from sales of investments in debt securities were $149,529,893 and gross gains of $1,948,693 and losses of $5,940,026 were realized on these sales.

Note 5 -- Reinsurance

      The Company enters into modified coinsurance agreements with Guardian Life to provide for reinsurance of selected variable annuity contracts and group life and individual life policies. Under the terms of these agreements, reserves related to the reinsured business and corresponding assets are held by the Company.

      The effect of these agreements on the components of the gain from operations have been combined in the accompanying statements of operations. The components of this benefit (loss) are as follows:


                                                                               Year Ended December 31,
                                                                    --------------------------------------------
                                                                         1994           1993           1992
                                                                         ----           ----           ----

Premiums ceded ...................................................  $(151,080,027) $(299,753,792) $(103,872,816)
Reserve adjustments ...............................................    84,062,188    241,226,113     65,122,827
Recoveries on annuitant surrenders ................................    57,457,059     50,480,535     33,551,694
Recoveries on commissions and expense allowances ..................    15,527,236     15,697,749      5,412,287
Terminal surrender ................................................    (3,517,681)          --             --
                                                                    -------------  ------------  -------------
         Net Benefit (Loss) of Reinsurance Ceded .................. $   2,448,775  $  7,650,605  $     213,992
                                                                    =============  ============  =============



      The Company has also entered into a coinsurance agreement with Guardian Life in which it cedes a portion of term life insurance policies underwritten by it. Premiums ceded to Guardian Life under this agreement totalled $6,727,869 and $2,903,977 in 1994 and 1993, respectively.

      At December 31, 1994, the Company entered into a coinsurance agreement with a non-affiliated underwriter. The Company assumed 100% of certain life and disability income policies. Premiums include $21,245,974 related to policies covered under this agreement.


      The reinsurance contracts do not relieve the Company of its primary obligation for policyowner benefits.



--------------------------------------------------------------------------------
                                       52

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
                          NOTES TO FINANCIAL STATEMENTS
                         December 31, 1994 -- Continued


NOTE 6 -- Related Party Transactions

      On April 1, 1992, GIAC received a voluntary contribution of $50 million from Guardian Life.

      A portion of the Company's business is produced by the registered representatives of the Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of the Company. During 1994, 1993 and 1992, premium and annuity considerations produced by GISC amounted to $482,872,000; $494,873,000 and $304,255,000, respectively. The related commissions paid to GISC amounted to $1,709,799; $1,738,613 and $1,072,198 for 1994, 1993 and 1992, respectively.

      The Company has an investment in the Guardian Real Estate Account (GREA), which was established in 1987 under Delaware Insurance law as an insurance company separate account. GIAC has contributed capital to GREA from time to time to provide funds for acquisitions and to preserve liquidity. The Company's most recent contributions to GREA were made in December 1993, July 1994 and October 1994 when $1,800,000; $400,000 and $550,000 respectively were invested. At December 31, 1994 GIAC maintained 35% ownership of GREA.

      A portion of the Company's separate account assets are invested in affiliated mutual funds. These funds consist of The Guardian Park Avenue Fund, The Guardian Bond Fund, The Guardian Stock Fund, and The Guardian Cash Fund. Each of these funds has an investment advisory agreement with GISC. The investments as of December 31, 1994 and 1993 are as follows:

                                              1994             1993
                                              ----             ----
        The Guardian Park Avenue Fund   $  174,246,222   $  183,000,081
        The Guardian Bond Fund ......      308,983,625      340,247,635
        The Guardian Stock Fund .....    1,038,929,284      869,203,379
        The Guardian Cash Fund ......      386,985,749      310,798,694
                                        --------------   --------------
                                        $1,909,144,880   $1,703,249,789
                                        ==============   ==============

      During November 1990, the Company entered into an agreement with Baillie Gifford Overseas Ltd. to form a joint venture company -- Guardian Baillie Gifford Ltd. (GBG) -- which is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment adviser for the Baillie Gifford International Fund (the International
Fund) and the Baillie Gifford Emerging Markets Fund (the Emerging Markets Fund). The Funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies. The amount of the Company's separate account assets invested in the Funds was $309,678,696 and $186,779,084 as of December 31, 1994 and 1993, respectively.

      The Company maintains an investment in an affiliated money market mutual fund, The Guardian Cash Management Fund, at December 31, 1994 and 1993 this amounted to $2,492,635 and $2,419,128, respectively.

      The Company is billed quarterly by Guardian Life for all compensation and related employee benefits for those employees of Guardian Life who are engaged in the Company's business and for the Company's use of Guardian Life's centralized services and agency force. The amounts charged for these services amounted to $13,225,062 in 1994, $12,702,470 in 1993, and $9,503,000 in 1992,
and, in the opinion of management, were considered appropriate for the services rendered.


--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------
                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
The Guardian Insurance &  Annuity Company, Inc.

    In our opinion, the accompanying balance sheets and related statements of operations, of changes in common stock and surplus and of cash flow present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. at December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles (practices prescribed or permitted by insurance regulatory authorities). These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. The financial statements of The Guardian Insurance & Annuity Company, Inc. for the year ended December 31, 1991 were audited by other independent accountants whose report dated February 14, 1992 expressed an unqualified opinion on those statements.


PRICE WATERHOUSE
New York, New York
February 8, 1995

--------------------------------------------------------------------------------
                                       54

--------------------------------------------------------------------------------
                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                                  BALANCE SHEET

                                   (Unaudited)

================================================================================


                                                                   June 30, 1995
                                                                  --------------
ASSETS
Fixed maturities, principally at amortized cost ................. $  364,823,411
Investment in subsidiary ........................................      7,514,827
Affiliated money market fund, at market, which approximates cost       2,557,011
Investment in joint venture .....................................        374,835
Policy loans -- variable life insurance .........................     62,190,719
Short-term investments, at cost, which approximates cost ........     16,883,000
Cash and bank deposits ..........................................      3,416,681
Accrued investment income receivable ............................      8,742,826
Other assets ....................................................      8,028,176
Due from parent and affiliates ..................................     11,075,858
Separate account assets .........................................  3,965,271,554
                                                                  --------------
    TOTAL ASSETS ................................................ $4,450,878,898
                                                                  ==============
LIABILITIES
Policy liabilities and accruals:
  Fixed deferred reserves .......................................  $ 273,283,215
  Fixed immediate reserves ......................................      5,219,241
  Life reserves .................................................     21,993,926
  Minimum death benefit guarantees ..............................        479,752
  Policy loan collateral fund reserve ...........................     59,979,790
Due to parent and affiliates ....................................      8,051,885
Accounts payable and accrued expenses ...........................     13,112,987
Asset valuation reserve .........................................      9,160,242
Separate account liabilities ....................................  3,918,253,682
                                                                  --------------
    TOTAL LIABILITIES ...........................................  4,309,534,720
                                                                  --------------
COMMON STOCK AND SURPLUS
  Common Stock, $100 par value, 20,000 shares authorized,
     issued and outstanding .....................................      2,000,000
  Additional paid-in surplus ....................................    137,398,292
  Surplus .......................................................      1,945,886
                                                                  --------------
TOTAL COMMON STOCK AND SURPLUS ..................................    141,344,178
                                                                  --------------
    TOTAL LIABILITIES, COMMON STOCK AND SURPLUS ................. $4,450,878,898
                                                                  ==============



                    See note to unaudited financial statements.


--------------------------------------------------------------------------------
                                       55

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                      STATEMENTS OF OPERATIONS AND SURPLUS

                                   (Unaudited)

================================================================================

                                                 June 30, 1995    June 30, 1994
                                                 -------------    -------------
REVENUES:
 Premiums and annuity considerations:
  Variable annuity .........................     $ 251,414,555     $401,411,088
  Life -- variable and level term ..........         2,685,977        4,875,337
  Fixed annuity ............................        31,310,928       28,983,382
 Net investment income .....................        16,901,593       10,490,267
 Service fee and other income ..............        29,997,910       24,298,780
 Net benefit of reinsurance ceded ..........        (7,381,701)       3,418,130
                                                 -------------    -------------
                                                   324,929,262      473,476,984
BENEFITS AND EXPENSES:
 Benefits:
  Death benefits ...........................         9,598,748        8,408,644
  Annuity benefits .........................           887,811        2,728,017
  Surrender benefits .......................       162,562,193      106,543,130
  Increase in reserves .....................        35,458,133       30,135,863
 Net transfers to (from) separate accounts .        84,380,013      293,470,348
 Commissions ...............................        15,935,892       23,695,141
 General operating expenses ................         8,591,820        5,809,696
 Taxes, licenses and fees ..................         1,193,464        1,739,249
                                                 -------------    -------------
                                                   318,608,074      472,530,088
INCOME (LOSS) BEFORE INCOME
  TAXES AND REALIZED GAINS
    FROM INVESTMENTS .......................         6,321,188          946,896
    Federal income taxes ...................           941,837        1,106,655
                                                 -------------    -------------
INCOME (LOSS) BEFORE REALIZED
  GAINS FROM INVESTMENTS ...................         5,379,351        (159,759)
Realized gains from investments,
  net of federal income taxes ..............             1,996           68,250
                                                 -------------    -------------
NET INCOME .................................     $   5,381,347    $     (91,509)
                                                 =============    =============
SURPLUS:
    Net income .............................     $   5,381,347    $     (91,509)
    Other surplus transactions, net ........        (1,617,701)         247,866
                                                 -------------    -------------
    Increase in surplus ....................         3,763,646          156,357
Surplus, beginning of year .................       137,580,532      138,414,662
                                                 -------------    -------------
SURPLUS, END OF YEAR .......................     $ 141,344,178     $138,571,019
                                                 =============    =============





                   See note to unaudited financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                            STATEMENTS OF CASH FLOWS

                                   (Unaudited)

================================================================================

                                                  June 30, 1995   June 30, 1994
                                                  -------------   -------------
Cash flows from operations:

Receipts

  Premiums ....................................    $284,951,224    $433,952,878
  Service fee income ..........................      18,514,196      17,575,941
  Cost of insurance ...........................       1,949,040       1,884,682
  Net investment income .......................      14,525,677      10,590,781
  Miscellaneous income ........................       4,215,894       4,792,909
  Net earnings/(loss) from reinsurance ........      (7,282,659)      3,418,130
  Contributions from separate accounts ........         901,277         792,144

Payments:
  Policyholder benefits .......................     172,367,334     117,324,661
  Commissions .................................      13,830,712      21,796,102
  General insurance expenses ..................       9,150,789       7,949,543
  Taxes other than FIT ........................       1,097,860       2,059,432
  Breakage & short term interest ..............         (76,498)         66,129
  Net transfers to/(from) separate accounts ...      85,276,754     293,809,794
                                                   ------------    ------------
NET CASH FLOWS FROM OPERATIONS                       36,127,698      30,001,804

Cash flows from investments:

  Proceeds from the sale and repayment of
    Fixed maturities-long term ................     (15,249,012)    (18,101,065)
    Fixed maturities-short term ...............     (16,132,308)     (9,711,000)
    Equity securities .........................         (64,376)        (33,015)
    Amount due to/(from) broker ...............      (2,957,168)     (3,030,201)
    Realized capital gains/(losses) ...........         284,983         198,977
                                                    ------------    ------------
  NET CASH FLOWS FROM INVESTMENTS .............     (34,117,881)    (30,676,304)

OTHERTRANSACTIONS:

    Other applications                               (7,078,529)     (5,964,098)
    Funds held under reinsurance treaties .....       2,068,586               0
    Dividend income - GISC ....................       2,725,000         900,000
                                                   ------------    ------------
    NET CASH FLOWS FROM OTHER TRANSACTIONS ....      (2,284,943)     (5,064,098)
                                                   ------------    ------------
    TOTAL INCREASE (DECREASE) IN CASH .........        (275,126)     (5,738,598)
    CASH, BEGINNING OF YEAR ...................       3,691,801      11,673,020
                                                   ------------    ------------
    CASH, END OF PERIOD .......................    $  3,416,675    $  5,934,422
                                                   ============    ============



                    See note to unaudited financial statements.

--------------------------------------------------------------------------------
                                       57

--------------------------------------------------------------------------------

                 THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

                          NOTE TO FINANCIAL STATEMENTS

                                  June 30, 1995

                                   (Unaudited)

Note 1 -- Basis of Presentation

    The information set forth in the balance sheet as of June 30, 1995 and the statements of operations and surplus and of cash flow for the six months ended June 30, 1995 and 1994 is unaudited. The information reflects all adjustments, consisting only of normal recurring adjustments that, in the opinion of management, are necessary to present fairly the financial position and results of operations of The Guardian Insurance & Annuity Company, Inc. (GIAC) for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full year.

    GIAC's financial statements are based on statutory accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which are considered generally accepted accounting principles for mutual life insurance companies and their wholly owned stock life insurance subsidiaries domiciled in Delaware. In April, 1993, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation"). The Interpretation, which is effective for annual financial statement periods beginning after December 31, 1995, will no longer allow statutory financial statements to be described as being prepared in conformity with generally accepted accounting principles ("GAAP"). Upon the effective date of the Interpretation, in order for financial statements to be described as being prepared in accordance with GAAP, mutual life insurance companies will be required to adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. Since certain GAAP standards have yet to be fully developed for mutual life insurance companies, GIAC is unable to quantify the effects of the application of the Interpretation on its general purpose financial statements.

    For further information, refer to the financial statements and footnotes thereto included in GIAC's audited financial statements for the years ended December 31, 1994 and December 31, 1993.



--------------------------------------------------------------------------------
                                       58

--------------------------------------------------------------------------------

                                   APPENDIX A

             ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUES,
            NET CASH SURRENDER VALUES AND ACCUMULATED POLICY PREMIUMS


The following tables illustrate how the Policies operate. Specifically, they show how the death benefit, Net Cash Surrender Value and Policy Account Value can vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account that are equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on policies with Face Amounts of $250,000 for male insureds at Ages 35 and 45. These insureds are assumed to be in the nonsmoker preferred risk then based on the policy's higher guaranteed charges. In addition, each illustration is given first for a policy with an Option 1 death benefit and then for a policy with an Option 2 death benefit. These illustrations may assist in the comparison of death benefits, Net Cash Surrender Values and Policy Account Values for Park Avenue Life policies with those under other variable life insurance policies that may be issued by GIAC or other companies. Prospective policyowners are advised, however, that it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy, particularly if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Death benefits, Net Cash Surrender Values and Policy Account Values will be different from the amounts shown if: (1) the actual gross rates of return average 0%, 6% or 12%, but vary above and below the average over the period; and
(2) Policy Premiums are paid at other than annual intervals, or if unscheduled payments are made. Benefits and values will also be affected by the policyowner's allocation of the Unloaned Policy Account Value among the Variable Investment Options and the fixed-rate option. If the actual gross rate of return for all options averages 0%, 6% or 12%, but varies above or below that average for individual options, allocation and transfer decisions can have a significant impact on a policy's performance. Policy loans and other policy transactions, such as skipping Policy Premium and partial withdrawals, will also affect results, as will the insured's sex, smoker status and premium class.

Death benefits, Net Cash Surrender Values and Policy Account Values shown in the tables reflect the fact that: (1) deductions have been made from annual Policy Premiums for Policy Premium Assessments, the state premium tax charge, the DAC tax charge and the premium sales charge; and (2) Monthly Deductions are deducted from the Policy Account Value on each Monthly Date. The Net Cash Surrender Values shown in the tables reflect the fact that surrender charges (consisting of a deferred sales charge and a deferred administrative charge) are deducted upon surrender, Face Amount reduction or lapse during the first 12 policy years. The death benefits, Net Cash Surrender Values and Policy Account Values also reflect a daily charge assessed against the Separate Account for mortality and expense risks equivalent to an annual charge of .60% (on a current basis) and
 .90% (on a guaranteed basis) of the average daily value of the assets in the Separate Account attributable to the policies. See "Deductions and Charges." The amounts shown in the illustrations also reflect an average of the investment advisory fees and operating expenses incurred by the mutual funds, at an annual rate of 0.67% of the average daily net assets of such funds.

Taking account of the charges for mortality and expense risks in the Separate Account and the average investment advisory fee and operating expenses of the mutual funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of -1.27%, 4.70% and 10.66%, respectively, based on GIAC's current charge for mortality and expense risks, and -1.56%, 4.38% and 10.33%, respectively, based on GIAC's guaranteed maximum charge for mortality and expense risks. See "Net Investment Factor."

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Separate Account since no charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Net Cash Surrender Values and Policy Account Values illustrated. See "GIAC's Taxes."

The second column of each table shows the amount which would accumulate if an amount equal to the annual Policy Premium was invested to earn interest, after taxes, of 5% per year, compounded annually. There can be no assurance that a prospective policyowner would be able to earn this return. During the Guaranteed Premium Period, the annual Policy Premium is $2,225 for the first policy illustrated and $3,515 for the second policy illustrated.

GIAC will furnish upon request an illustration reflecting the proposed insured's Age, sex, premium class and the Face Amount or Basic Scheduled Premium requested, but a premium-based illustration must reflect GIAC's current minimum Face Amount requirement for Park Avenue Life -- which is $100,000.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


        These values reflect CURRENT cost of insurance and other charges

         Premiums       NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------        ------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        2,336          0           0           0         1,445       1,547       1,650       250,000     250,000     250,000
  2        4,789      1,144       1,440       1,749         2,867       3,163       3,472       250,000     250,000     250,000
  3        7,365      2,643       3,226       3,859         4,244       4,827       5,460       250,000     250,000     250,000
  4       10,070      4,207       5,175       6,267         5,641       6,609       7,701       250,000     250,000     250,000
  5       12,909      5,727       7,180       8,887         6,994       8,447      10,155       250,000     250,000     250,000
  6       15,891      7,202       9,245      11,743         8,303      10,345      12,844       250,000     250,000     250,000
  7       19,022      8,635      11,373      14,861         9,569      12,307      15,795       250,000     250,000     250,000
  8       22,309     10,034      13,576      18,278        10,801      14,343      19,045       250,000     250,000     250,000
  9       25,761     11,365      15,825      21,994        11,966      16,425      22,594       250,000     250,000     250,000
 10       29,385     12,648      18,139      26,059        13,082      18,572      26,493       250,000     250,000     250,000
 15       50,413     18,408      30,936      53,333        18,408      30,936      53,333       250,000     250,000     250,000
 20       77,250     21,453      44,677      96,721        21,453      44,677      96,721       250,000     250,000     250,000
 25      111,502     21,780      59,681     167,347        21,780      59,681     167,347       250,000     250,000     325,166
 30      155,218     19,387      76,802     280,364        19,387      76,802     280,364       250,000     250,000     477,175

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $17,490.00, ASSUMING THE 0% RETURN; $8,428.34, ASSUMING THE 6% RETURN; AND $2,225.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


       These values reflect GUARANTEED cost of insurance and other charges

         Premiums       NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------        ------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        2,336          0           0           0         1,440       1,542       1,644       250,000     250,000     250,000
  2        4,789        974       1,264       1,566         2,697       2,987       3,289       250,000     250,000     250,000
  3        7,365      2,309       2,869       3,478         3,910       4,470       5,079       250,000     250,000     250,000
  4       10,070      3,667       4,582       5,618         5,101       6,016       7,052       250,000     250,000     250,000
  5       12,909      4,977       6,333       7,932         6,245       7,600       9,199       250,000     250,000     250,000
  6       15,891      6,234       8,118      10,434         7,335       9,219      11,534       250,000     250,000     250,000
  7       19,022      7,434       9,934      13,138         8,367      10,868      14,071       250,000     250,000     250,000
  8       22,309      8,576      11,783      16,066         9,343      12,550      16,833       250,000     250,000     250,000
  9       25,761      9,658      13,661      19,238        10,258      14,262      19,839       250,000     250,000     250,000
 10       29,385     10,677      15,568      22,678        11,110      16,001      23,112       250,000     250,000     250,000
 15       50,413     14,672      25,441      44,959        14,672      25,441      44,959       250,000     250,000     250,000
 20       77,250     15,997      35,245      79,376        15,997      35,245      79,376       250,000     250,000     250,000
 25      111,502     13,089      43,473     133,883        13,089      43,473     133,883       250,000     250,000     260,144
 30      155,218      3,063      47,182     217,875         3,063      47,182     217,875       250,000     250,000     370,820

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $17,490.00, ASSUMING THE 0% RETURN; $14,937.54, ASSUMING THE 6% RETURN; AND $2,225.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


        These values reflect CURRENT cost of insurance and other charges

         Premiums       NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------        ------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        2,336          0           0           0         1,445       1,547       1,650       250,000     250,000     250,000
  2        4,789      1,144       1,440       1,749         2,867       3,163       3,472       250,000     250,000     250,000
  3        7,365      2,643       3,226       3,859         4,244       4,827       5,460       250,000     250,000     250,000
  4       10,070      4,207       5,175       6,267         5,641       6,609       7,701       250,000     250,000     250,000
  5       12,909      5,727       7,180       8,887         6,994       8,447      10,155       250,000     250,000     250,000
  6       15,891      7,202       9,245      11,743         8,303      10,345      12,844       250,000     250,000     250,000
  7       19,022      8,635      11,373      14,861         9,569      12,307      15,795       250,000     250,000     250,000
  8       22,309     10,034      13,576      18,278        10,801      14,343      19,045       250,000     250,000     250,000
  9       25,761     11,365      15,825      21,994        11,966      16,425      22,594       250,000     250,000     250,000
 10       29,385     12,648      18,139      26,059        13,082      18,572      26,493       250,000     250,000     250,000
 15       50,413     18,408      30,936      53,333        18,408      30,936      53,333       250,000     250,000     250,000
 20       77,250     21,454      44,677      96,634        21,453      44,677      96,634       250,000     250,000     262,134
 25      111,502     21,780      59,681     166,623        21,780      59,681     166,623       250,000     250,000     323,760
 30      155,218     19,387      76,802     279,208        19,387      76,802     279,208       250,000     250,000     475,208

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $17,490.00, ASSUMING THE 0% RETURN; $8,428.34, ASSUMING THE 6% RETURN; AND $2,225.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


       These values reflect GUARANTEED cost of insurance and other charges

         Premiums       NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------        ------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        2,336          0           0           0         1,440       1,542       1,644       250,000     250,000     250,000
  2        4,789        974       1,264       1,566         2,697       2,987       3,289       250,000     250,000     250,000
  3        7,365      2,309       2,869       3,478         3,910       4,470       5,079       250,000     250,000     250,000
  4       10,070      3,667       4,582       5,618         5,101       6,016       7,052       250,000     250,000     250,000
  5       12,909      4,977       6,333       7,932         6,245       7,600       9,199       250,000     250,000     250,000
  6       15,891      6,234       8,118      10,434         7,335       9,219      11,534       250,000     250,000     250,000
  7       19,022      7,434       9,934      13,138         8,367      10,868      14,071       250,000     250,000     250,000
  8       22,309      8,576      11,783      16,066         9,343      12,550      16,833       250,000     250,000     250,000
  9       25,761      9,658      13,661      19,238        10,258      14,262      19,839       250,000     250,000     250,000
 10       29,385     10,677      15,568      22,678        11,110      16,001      23,112       250,000     250,000     250,000
 15       50,413     14,672      25,441      44,959        14,672      25,441      44,959       250,000     250,000     250,000
 20       77,250     15,997      35,245      79,376        15,997      35,245      79,376       250,000     250,000     250,000
 25      111,502     13,089      43,473     133,246        13,089      43,473     133,246       250,000     250,000     278,497
 30      155,218      3,063      47,182     216,546         3,063      47,182     216,546       250,000     250,000     368,558

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $17,490.00, ASSUMING THE 0% RETURN; $14,937.54, ASSUMING THE 6% RETURN; AND $2,225.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


        These values reflect CURRENT cost of insurance and other charges

         Premium        NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------        ------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        3,691        252         414         577         2,295       2,458       2,621       250,000     250,000     250,000
  2        7,566      2,444       2,914       3,403         4,529       4,998       5,487       250,000     250,000     250,000
  3       11,635      4,755       5,679       6,682         6,704       7,628       8,631       250,000     250,000     250,000
  4       15,908      7,143       8,675      10,406         8,887      10,419      12,149       250,000     250,000     250,000
  5       20,394      9,470      11,770      14,475        11,008      13,308      16,013       250,000     250,000     250,000
  6       25,104     11,695      14,926      18,883        13,027      16,259      20,216       250,000     250,000     250,000
  7       30,050     13,766      18,095      23,618        14,893      19,222      24,745       250,000     250,000     250,000
  8       35,243     15,657      21,250      28,689        16,578      22,172      29,611       250,000     250,000     250,000
  9       40,696     17,355      24,377      34,125        18,071      25,093      34,842       250,000     250,000     250,000
 10       46,422     18,847      27,464      39,960        19,358      27,975      40,471       250,000     250,000     250,000
 15       79,641     25,323      44,555      79,565        25,323      44,555      79,565       250,000     250,000     250,000
 20      122,038     28,854      64,005     145,243        28,854      64,005     145,243       250,000     250,000     250,000
 25      176,149     27,349      85,074     252,210        27,349      85,074     252,210       250,000     250,000     381,732

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $16,170.00, ASSUMING THE 0% RETURN; $9,604.86, ASSUMING THE 6% RETURN; AND $3,515.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


       These values reflect GUARANTEED cost of insurance and other charges

         Premiums       NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------       -------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        3,691        243         405         568         2,287       2,449       2,612       250,000     250,000     250,000
  2        7,566      2,159       2,617       3,096         4,243       4,701       5,180       250,000     250,000     250,000
  3       11,635      4,156       5,040       6,002         6,105       6,989       7,951       250,000     250,000     250,000
  4       15,908      6,151       7,591       9,223         7,895       9,334      10,967       250,000     250,000     250,000
  5       20,394      8,043      10,170      12,682         9,581      11,708      14,221       250,000     250,000     250,000
  6       25,104      9,828      12,774      16,403        11,161      14,106      17,736       250,000     250,000     250,000
  7       30,050     11,491      15,389      20,398        12,619      16,516      21,525       250,000     250,000     250,000
  8       35,243     13,019      18,002      24,684        13,941      18,923      25,606       250,000     250,000     250,000
  9       40,696     14,403      20,602      29,287        15,119      21,318      30,003       250,000     250,000     250,000
 10       46,422     15,623      23,171      34,223        16,134      23,682      34,734       250,000     250,000     250,000
 15       79,641     18,801      35,079      65,237        18,801      35,079      65,237       250,000     250,000     250,000
 20      122,038     14,819      43,171     111,731        14,819      43,171     111,731       250,000     250,000     250,000
 25      176,149          0      41,650     185,854       (1,785)      41,650     185,854       250,000     250,000     281,299

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $16,170.00, ASSUMING THE 0% RETURN; $14,722.23, ASSUMING THE 6% RETURN; AND $3,515.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


        These values reflect CURRENT cost of insurance and other charges

         Premiums       NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated    Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%            Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest   -------------------------------        ------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        3,691        252         414         577         2,295       2,458       2,621       250,000     250,000     250,000
  2        7,566      2,444       2,914       3,403         4,529       4,998       5,487       250,000     250,000     250,000
  3       11,635      4,755       5,679       6,682         6,704       7,628       8,631       250,000     250,000     250,000
  4       15,908      7,143       8,675      10,406         8,887      10,419      12,149       250,000     250,000     250,000
  5       20,394      9,470      11,770      14,475        11,008      13,308      16,013       250,000     250,000     250,000
  6       25,104     11,695      14,926      18,883        13,027      16,259      20,216       250,000     250,000     250,000
  7       30,050     13,766      18,095      23,618        14,893      19,222      24,745       250,000     250,000     250,000
  8       35,243     15,657      21,250      28,689        16,578      22,172      29,611       250,000     250,000     250,000
  9       40,696     17,355      24,377      34,125        18,071      25,093      34,842       250,000     250,000     250,000
 10       46,422     18,847      27,464      39,960        19,358      27,975      40,471       250,000     250,000     250,000
 15       79,641     25,323      44,555      79,565        25,323      44,555      79,565       250,000     250,000     250,000
 20      122,038     28,854      64,005     144,590        28,854      64,005     144,590       250,000     250,000     281,591
 25      176,149     27,349      85,074     250,077        27,349      85,074     250,077       250,000     250,000     378,503

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $16,170.00, ASSUMING THE 0% RETURN; $9,604.86, ASSUMING THE 6% RETURN; AND $3,515.00 ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


       These values reflect GUARANTEED cost of insurance and other charges

         Premiums         NET CASH SURRENDER VALUE                POLICY ACCOUNT VALUE                    DEATH BENEFIT
        Accumulated      Assuming Hypothetical Gross           Assuming Hypothetical Gross         Assuming Hypothetical Gross
End of     at 5%              Annual Return of:                     Annual Return of:                   Annual Return of:
Policy   Interest    ------------------------------       -------------------------------       -------------------------------
Year     Per Year        0%          6%         12%            0%          6%         12%            0%          6%         12%
----      ------         --          --         ---            --          --         ---            --          --         ---
  1        3,691        243         405         568         2,287       2,449       2,612       250,000     250,000     250,000
  2        7,566      2,159       2,617       3,096         4,243       4,701       5,180       250,000     250,000     250,000
  3       11,635      4,156       5,040       6,002         6,105       6,989       7,951       250,000     250,000     250,000
  4       15,908      6,151       7,591       9,223         7,895       9,334      10,967       250,000     250,000     250,000
  5       20,394      8,043      10,170      12,682         9,581      11,708      14,221       250,000     250,000     250,000
  6       25,104      9,828      12,774      16,403        11,161      14,106      17,736       250,000     250,000     250,000
  7       30,050     11,491      15,389      20,398        12,619      16,516      21,525       250,000     250,000     250,000
  8       35,243     13,019      18,002      24,684        13,941      18,923      25,606       250,000     250,000     250,000
  9       40,696     14,403      20,602      29,287        15,119      21,318      30,003       250,000     250,000     250,000
 10       46,422     15,623      23,171      34,223        16,134      23,682      34,734       250,000     250,000     250,000
 15       79,641     18,801      35,079      65,237        18,801      35,079      65,237       250,000     250,000     250,000
 20      122,038     14,819      43,171     111,731        14,819      43,171     111,731       250,000     250,000     250,000
 25      176,149          0      41,650     183,001       (1,785)      41,650     183,001       250,000     250,000     296,252

IT IS EMPHASIZED THAT THE HYPOTHETICAL RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE GROSS ANNUAL RATES OF RETURN. ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE ALLOCATIONS MADE BY A POLICYOWNER, THE FREQUENCY OF THE PREMIUM PAYMENTS CHOSEN BY A POLICYOWNER, THE INVESTMENT EXPERIENCE OF THE POLICY'S VARIABLE INVESTMENT OPTIONS, AND THE RATE OF INTEREST PAID ON AMOUNTS HELD IN THE FIXED-RATE OPTION. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE AND BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR OTHER POLICY TRANSACTIONS WERE EFFECTED DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY GIAC OR THE MUTUAL FUNDS THAT THE ILLUSTRATED HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE RECALCULATED BASIC SCHEDULED PREMIUM AT ATTAINED AGE 71 WOULD BE $16,170.00, ASSUMING THE 0% RETURN; $14,722.23, ASSUMING THE 6% RETURN; AND $3,515.00, ASSUMING THE 12% RETURN.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX B
                        INVESTMENT EXPERIENCE INFORMATION

This Appendix provides hypothetical illustrations of the Separate Account's and the policy's investment experience based on the historical investment experience of the mutual funds. It does not represent what may happen in the future.

GIAC began to offer the policies and the Separate Account commenced its operations on [Effective Date]. The mutual funds commenced their operations on the dates noted below:

Guardian Stock Fund                Guardian Bond Fund
4/13/83                            4/29/83
Guardian Cash Fund                 Baillie Gifford International Fund
11/10/81                           2/8/91
Value Line Strategic Asset         Value Line Centurion Fund
  Management Trust                 11/15/83
10/1/87

Even though the policies were not available when the mutual funds commenced their operations, the illustrations are based on the actual investment experience of the mutual funds since their respective inception dates. The illustrations reflect deductions for each fund's expenses, as well as the Separate Account's charge for mortality and expense risks, which is currently deducted each day at an annual rate of .60% of the Separate Account's assets. The illustrations assume that annual Policy Premiums were paid at the beginning of each policy year and that no loans, partial withdrawals, transfers or other policyowner transactions were made during the periods shown. The results for The Guardian Stock Fund and The Guardian Bond Fund reflect the effects of expense reimbursements which occurred during the years ended December 31, 1984 and 1985. Without these expense reimbursements, the results for these funds would be lower.


Separate Account Investment Experiences

The policies are supported by the Separate Account which invests in the mutual funds. The investment experience of the corresponding Variable Investment Options chosen by a policyowner will affect the values and benefits of his or her policy.

Many factors in addition to investment experience will affect the actual values and benefits of a Policy. For instance, a policyowner's actual investment experience will reflect the charges deducted from Policy Premiums, and the Monthly or any Transaction Deductions from the Policy Account Value associated with his or her policy. To the extent applicable to the situations covered by the following illustrations, the results shown in the illustrations reflect that GIAC reduces the Policy Premiums and Policy Account Value to pay charges and deductions. See "Deductions and Charges."


Net Rates of Return

The "Annual Net Rate of Return" is the effective earnings rate at which the Variable Investment Options would have increased or decreased over each one year period, based on the investment experience of their corresponding mutual funds. The rate is calculated by taking the difference between the ending unit values and beginning unit values and dividing the result by the beginning unit values. See "Amounts in the Separate Account" and "Net Investment Factor."

The "Effective Annual Net Rate of Return" since inception is the annualized effective interest rate at which the Variable Investment Options would have increased or decreased since the inception dates of their corresponding mutual funds based on the funds' investment experience. For each Variable Investment Option, the rate is calculated by taking the difference between the option's ending unit value and the unit value on the date of its corresponding fund's inception and dividing the result by the inception date's unit value. This result is the total net rate of return since inception ("Total Return"). The effective annual net rate of return is the rate which, if compounded annually, would equal the Total Return since Inception.


Policy Performance

Option 1 Death Benefit

The first series of examples provided assumes that a policy with an Option 1 death benefit was issued for a male nonsmoker preferred risk at Age 35 with a $250,000 Face Amount and annual Policy Premium of $2,225. Each example in this series also assumes that 100% of the Policy Account Value is allocated to a single Variable Investment Option. For this reason, it is further assumed that the Policy Date for each example was the inception date for the applicable option's corresponding mutual fund (see above). Thus, the due date for each annually paid Policy Premiums is that same date each year. The second series of examples assumes an Option 1 policy was issued for a male nonsmoker preferred risk at Age 45 with a $250,000 Face Amount and annual Policy Premiums of $3,515 under the same additional circumstances as the first series of examples. These illustrations of policy performance reflect all charges applicable to the policy, including cost of insurance charges based on GIAC's current rates for the subject insureds.

Option 2 Death Benefit

The first series of examples provided assumes that a policy with an Option 2 death benefit was issued for a male nonsmoker preferred risk at Age 35 with a $250,000 Face Amount and annual Policy Premium of $2,225. Each example in this series also assumes that 100% of the Policy Account Value is allocated to a single Variable Investment Option. For this reason, it is further assumed that the Policy Date for each example was the inception date for the applicable option's corresponding mutual fund (see above). Thus, the due date for each annually paid Policy Premiums is that same date each year. The second series of examples assumes an Option 2 policy was issued for a male nonsmoker preferred risk at Age 45 with a $250,000 Face Amount and annual Policy Premiums of $3,515 under the same additional circumstances as the first series of examples. These illustrations of policy performance reflect all charges applicable to the policy, including cost of insurance charges based on GIAC's current rates for the subject insureds.

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


THE GUARDIAN STOCK  FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
04/13/83       12/31/83        2,225          9.80%           44          1,778        250,000
01/01/84       12/31/84        4,450         10.13%        1,815          3,538        250,000
01/01/85       12/31/85        6,675         31.22%        4,830          6,431        250,000
01/01/86       12/31/86        8,900         16.40%        7,704          9,138        250,000
01/01/87       12/31/87       11,125          1.26%        9,459         10,726        250,000
01/01/88       12/31/88       13,350         19.65%       13,386         14,486        250,000
01/01/89       12/31/89       15,575         22.81%       18,521         19,454        250,000
01/01/90       12/31/90       17,800        -12.38%       17,531         18,298        250,000
01/01/91       12/31/91       20,025         35.15%       25,860         26,460        250,000
01/01/92       12/31/92       22,250         19.35%       32,687         33,121        250,000
01/01/93       12/31/93       24,475         19.24%       40,753         41,020        250,000
01/01/94       12/31/94       26,700         -1.86%       41,436         41,536        250,000


THE GUARDIAN BOND  FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
05/01/83       12/31/83        2,225         -1.15%         (106)         1,628        250,000
01/01/84       12/31/84        4,450         12.36%        1,697          3,420        250,000
01/01/85       12/31/85        6,675         21.63%        4,219          5,820        250,000
01/01/86       12/31/86        8,900         14.15%        6,815          8,249        250,000
01/01/87       12/31/87       11,125         -0.28%        8,414          9,681        250,000
01/01/88       12/31/88       13,350          9.04%       10,980         12,081        250,000
01/01/89       12/31/89       15,575         13.20%       14,281         15,214        250,000
01/01/90       12/31/90       17,800          6.93%       16,961         17,728        250,000
01/01/91       12/31/91       20,025         15.49%       21,379         21,979        250,000
01/01/92       12/31/92       22,250          7.05%       24,486         24,920        250,000
01/01/93       12/31/93       24,475          9.19%       28,330         28,597        250,000
01/01/94       12/31/94       26,700         -4.03%       28,576         28,676        250,000


VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
10/01/87       12/31/87        2,225          -5.28%          43          1,777        250,000
01/01/88       12/31/88        4,450           9.19%       1,701          3,424        250,000
01/01/89       12/31/89        6,675          24.80%       4,170          5,770        250,000
01/01/90       12/31/90        8,900          -0.75%       5,737          7,171        250,000
01/01/91       12/31/91       11,125          42.48%      10,487         11,754        250,000
01/01/92       12/31/92       13,350          14.36%      13,814         14,915        250,000
01/01/93       12/31/93       15,575          11.19%      17,092         18,026        250,000
01/01/94       12/31/94       15,575          -5.45%      17,666         18,433        250,000

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


VALUELINECENTURION FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
11/15/83       12/31/83        2,225          -8.37%          29          1,763        250,000
01/01/84       12/31/84        4,450          -8.73%       1,353          3,076        250,000
01/01/85       12/31/85        6,675          31.14%       3,878          5,479        250,000
01/01/86       12/31/86        8,900          16.13%       6,364          7,798        250,000
01/01/87       12/31/87       11,125          -3.43%       7,734          9,001        250,000
01/01/88       12/31/88       13,350           6.94%       9,967         11,067        250,000
01/01/89       12/31/89       15,575          30.70%      14,934         15,868        250,000
01/01/90       12/31/90       17,800           4.93%      17,280         18,047        250,000
01/01/91       12/31/91       20,025          51.27%      28,045         28,645        250,000
01/01/92       12/31/92       22,250           5.30%      31,076         31,509        250,000
01/01/93       12/31/93       24,475           8.56%      35,257         35,523        250,000
01/01/94       12/31/94       24,475          -2.80%      35,735         35,835        250,000


BAILLIE GIFFORD INTERNATIONAL FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
02/08/91       12/31/91       2,225            7.98%        (82)         1,652         250,000
01/01/92       12/31/92       4,450           -9.45%      1,092          2,815         250,000
01/01/93       12/31/93       6,675           33.24%      4,081          5,682         250,000
01/01/94       12/31/94       8,900            0.27%      5,739          7,173         250,000

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


THE GUARDIAN STOCK  FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
04/13/83       12/31/83        2,225         9.80%           44          1,778        250,000
01/01/84       12/31/84        4,450        10.13%        1,815          3,538        250,000
01/01/85       12/31/85        6,675        31.22%        4,830          6,431        250,000
01/01/86       12/31/86        8,900        16.40%        7,704          9,138        250,000
01/01/87       12/31/87       11,125         1.26%        9,459         10,726        250,000
01/01/88       12/31/88       13,350        19.65%       13,386         14,486        250,000
01/01/89       12/31/89       15,575        22.81%       18,521         19,454        250,000
01/01/90       12/31/90       17,800       -12.38%       17,531         18,298        250,000
01/01/91       12/31/91       20,025        35.15%       25,860         26,460        250,000
01/01/92       12/31/92       22,250        19.35%       32,687         33,121        250,000
01/01/93       12/31/93       24,475        19.24%       40,753         41,020        250,000
01/01/94       12/31/94       26,700        -1.86%       41,436         41,536        250,000


THE GUARDIAN BOND  FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
05/01/83       12/31/83        2,225        -1.15%         (106)         1,628        250,000
01/01/84       12/31/84        4,450        12.36%        1,697          3,420        250,000
01/01/85       12/31/85        6,675        21.63%        4,219          5,820        250,000
01/01/86       12/31/86        8,900        14.15%        6,815          8,249        250,000
01/01/87       12/31/87       11,125        -0.28%        8,414          9,681        250,000
01/01/88       12/31/88       13,350         9.04%       10,980         12,081        250,000
01/01/89       12/31/89       15,575        13.20%       14,281         15,214        250,000
01/01/90       12/31/90       17,800         6.93%       16,961         17,728        250,000
01/01/91       12/31/91       20,025        15.49%       21,379         21,979        250,000
01/01/92       12/31/92       22,250         7.05%       24,486         24,920        250,000
01/01/93       12/31/93       24,475         9.19%       28,330         28,597        250,000
01/01/94       12/31/94       26,700        -4.03%       28,576         28,676        250,000


VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
10/01/87       12/31/87        2,225        -5.28%           43          1,777        250,000
01/01/88       12/31/88        4,450         9.19%        1,701          3,424        250,000
01/01/89       12/31/89        6,675        24.80%        4,170          5,770        250,000
01/01/90       12/31/90        8,900        -0.75%        5,737          7,171        250,000
01/01/91       12/31/91       11,125        42.48%       10,487         11,754        250,000
01/01/92       12/31/92       13,350        14.36%       13,814         14,915        250,000
01/01/93       12/31/93       15,575        11.19%       17,092         18,026        250,000
01/01/94       12/31/94       15,575        -5.45%       17,666         18,433        250,000

--------------------------------------------------------------------------------

           Male Issue Age 35, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


VALUE LINE CENTURION FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
11/15/83       12/31/83        2,225        -8.37%           29          1,763        250,000
01/01/84       12/31/84        4,450        -8.73%        1,353          3,076        250,000
01/01/85       12/31/85        6,675        31.14%        3,878          5,479        250,000
01/01/86       12/31/86        8,900        16.13%        6,364          7,798        250,000
01/01/87       12/31/87       11,125        -3.43%        7,734          9,001        250,000
01/01/88       12/31/88       13,350         6.94%        9,967         11,067        250,000
01/01/89       12/31/89       15,575        30.70%       14,934         15,868        250,000
01/01/90       12/31/90       17,800         4.93%       17,280         18,047        250,000
01/01/91       12/31/91       20,025        51.27%       28,045         28,645        250,000
01/01/92       12/31/92       22,250         5.30%       31,076         31,509        250,000
01/01/93       12/31/93       24,475         8.56%       35,257         35,523        250,000
01/01/94       12/31/94       24,475        -2.80%       35,735         35,835        250,000


BAILLIE GIFFORD INTERNATIONAL FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
02/08/91       12/31/91        2,225         7.98%          (82)         1,652        250,000
01/01/92       12/31/92        4,450        -9.45%        1,092          2,815        250,000
01/01/93       12/31/93        6,675        33.24%        4,081          5,682        250,000
01/01/94       12/31/94        8,900         0.27%        5,739          7,173        250,000

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


THE GUARDIAN STOCK FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
04/13/83       12/31/83        3,515         9.80%          776          2,819        250,000
01/01/84       12/31/84        7,030        10.13%        3,510          5,594        250,000
01/01/85       12/31/85       10,545        31.22%        8,217         10,166        250,000
01/01/86       12/31/86       14,060        16.40%       12,687         14,431        250,000
01/01/87       12/31/87       17,575         1.26%       15,390         16,928        250,000
01/01/88       12/31/88       21,090        19.65%       21,501         22,834        250,000
01/01/89       12/31/89       24,605        22.81%       29,446         30,574        250,000
01/01/90       12/31/90       28,120       -12.38%       27,659         28,581        250,000
01/01/91       12/31/91       31,635        35.15%       40,318         41,034        250,000
01/01/92       12/31/92       35,150        19.35%       50,512         51,023        250,000
01/01/93       12/31/93       38,665        19.24%       62,584         62,890        250,000
01/01/94       12/31/94       42,180        -1.86%       63,334         63,434        250,000


THE GUARDIAN BOND FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
05/01/83       12/31/83        3,515        -1.15%          537          2,581        250,000
01/01/84       12/31/84        7,030        12.36%        3,323          5,408        250,000
01/01/85       12/31/85       10,545        21.63%        7,249          9,198        250,000
01/01/86       12/31/86       14,060        14.15%       11,279         13,023        250,000
01/01/87       12/31/87       17,575        -0.28%       13,734         15,272        250,000
01/01/88       12/31/88       21,090         9.04%       17,696         19,029        250,000
01/01/89       12/31/89       24,605        13.20%       22,746         23,873        250,000
01/01/90       12/31/90       28,120         6.93%       26,707         27,629        250,000
01/01/91       12/31/91       31,635        15.49%       33,263         33,979        250,000
01/01/92       12/31/92       35,150         7.05%       37,665         38,176        250,000
01/01/93       12/31/93       38,665         9.19%       43,153         43,459        250,000
01/01/94       12/31/94       42,180        -4.03%       43,171         43,271        250,000


VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
10/01/87       12/31/87        3,515        -5.28%          767          2,811        250,000
01/01/88       12/31/88        7,030         9.19%        3,334          5,419        250,000
01/01/89       12/31/89       10,545        24.80%        7,169          9,118        250,000
01/01/90       12/31/90       14,060        -0.75%        9,585         11,328        250,000
01/01/91       12/31/91       17,575        42.48%       17,009         18,547        250,000
01/01/92       12/31/92       21,090        14.36%       22,190         23,523        250,000
01/01/93       12/31/93       24,605        11.19%       27,253         28,381        250,000
01/01/94       12/31/94       24,605        -5.45%       27,969         28,891        250,000

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 1


THE VALUE LINE CENTURION FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
11/15/83       12/31/83        3,515        -8.37%          744          2,787        250,000
01/01/84       12/31/84        7,030        -8.73%        2,784          4,869        250,000
01/01/85       12/31/85       10,545        31.14%        6,706          8,656        250,000
01/01/86       12/31/86       14,060        16.13%       10,575         12,318        250,000
01/01/87       12/31/87       17,575        -3.43%       12,662         14,200        250,000
01/01/88       12/31/88       21,090         6.94%       16,111         17,444        250,000
01/01/89       12/31/89       24,605        30.70%       23,829         24,957        250,000
01/01/90       12/31/90       28,120         4.93%       27,333         28,255        250,000
01/01/91       12/31/91       31,635        51.27%       43,865         44,581        250,000
01/01/92       12/31/92       35,150         5.30%       48,265         48,776        250,000
01/01/93       12/31/93       38,665         8.56%       54,345         54,651        250,000
01/01/94       12/31/94       38,665        -2.80%       54,745         54,845        250,000


BAILLIE GIFFORD INTERNATIONAL FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
02/08/91       12/31/91        3,515         7.98%          578          2,621        250,000
01/01/92       12/31/92        7,030        -9.45%        2,363          4,447        250,000
01/01/93       12/31/93       10,545        33.24%        7,030          8,979        250,000
01/01/94       12/31/94       14,060         0.27%        9,571         11,314        250,000

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


THE GUARDIAN STOCK FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
04/13/83       12/31/83        3,515         9.80%          776          2,819        250,000
01/01/84       12/31/84        7,030        10.13%        3,510          5,594        250,000
01/01/85       12/31/85       10,545        31.22%        8,217         10,166        250,000
01/01/86       12/31/86       14,060        16.40%       12,687         14,431        250,000
01/01/87       12/31/87       17,575         1.26%       15,390         16,928        250,000
01/01/88       12/31/88       21,090        19.65%       21,501         22,834        250,000
01/01/89       12/31/89       24,605        22.81%       29,446         30,574        250,000
01/01/90       12/31/90       28,120       -12.38%       27,659         28,581        250,000
01/01/91       12/31/91       31,635        35.15%       40,318         41,034        250,000
01/01/92       12/31/92       35,150        19.35%       50,512         51,023        250,000
01/01/93       12/31/93       38,665        19.24%       62,584         62,890        254,375
01/01/94       12/31/94       42,180        -1.86%       63,334         63,434        254,214


THE GUARDIAN BOND FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
05/01/83       12/31/83        3,515        -1.15%          537          2,581        250,000
01/01/84       12/31/84        7,030        12.36%        3,323          5,408        250,000
01/01/85       12/31/85       10,545        21.63%        7,249          9,198        250,000
01/01/86       12/31/86       14,060        14.15%       11,279         13,023        250,000
01/01/87       12/31/87       17,575        -0.28%       13,734         15,272        250,000
01/01/88       12/31/88       21,090         9.04%       17,696         19,029        250,000
01/01/89       12/31/89       24,605        13.20%       22,746         23,873        250,000
01/01/90       12/31/90       28,120         6.93%       26,707         27,629        250,000
01/01/91       12/31/91       31,635        15.49%       33,263         33,979        250,000
01/01/92       12/31/92       35,150         7.05%       37,665         38,176        250,000
01/01/93       12/31/93       38,665         9.19%       43,153         43,459        250,000
01/01/94       12/31/94       42,180        -4.03%       43,171         43,271        250,000


VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
10/01/87       12/31/87        3,515        -5.28%          767          2,811        250,000
01/01/88       12/31/88        7,030         9.19%        3,334          5,419        250,000
01/01/89       12/31/89       10,545        24.80%        7,169          9,118        250,000
01/01/90       12/31/90       14,060        -0.75%        9,585         11,328        250,000
01/01/91       12/31/91       17,575        42.48%       17,009         18,547        250,000
01/01/92       12/31/92       21,090        14.36%       22,190         23,523        250,000
01/01/93       12/31/93       24,605        11.19%       27,253         28,381        250,000
01/01/94       12/31/94       24,605        -5.45%       27,969         28,891        250,000

--------------------------------------------------------------------------------

           Male Issue Age 45, Non-Smoker, Preferred Underwriting Risk

                              $250,000 Face Amount

                             Death Benefit Option 2


VALUE LINE CENTURION FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
11/15/83       12/31/83        3,515        -8.37%          744          2,787        250,000
01/01/84       12/31/84        7,030        -8.73%        2,784          4,869        250,000
01/01/85       12/31/85       10,545        31.14%        6,706          8,656        250,000
01/01/86       12/31/86       14,060        16.13%       10,575         12,318        250,000
01/01/87       12/31/87       17,575        -3.43%       12,662         14,200        250,000
01/01/88       12/31/88       21,090         6.94%       16,111         17,444        250,000
01/01/89       12/31/89       24,605        30.70%       23,829         24,957        250,000
01/01/90       12/31/90       28,120         4.93%       27,333         28,255        250,000
01/01/91       12/31/91       31,635        51.27%       43,865         44,581        250,000
01/01/92       12/31/92       35,150         5.30%       48,265         48,776        250,000
01/01/93       12/31/93       38,665         8.56%       54,345         54,651        250,000
01/01/94       12/31/94       38,665        -2.80%       54,745         54,845        250,000


BAILLIE GIFFORD INTERNATIONAL FUND

                                           Effective
                                Total        Annual      Net Cash        Policy
Beginning       Ending        Premiums      Net Rate     Surrender       Account        Death
Date             Date           Paid       of Return      Value          Value         Benefit
---------      --------       --------     ---------     ---------       -------       -------
02/08/91       12/31/91        3,515         7.98%          578          2,621        250,000
01/01/92       12/31/92        7,030        -9.45%        2,363          4,447        250,000
01/01/93       12/31/93       10,545        33.24%        7,030          8,979        250,000
01/01/94       12/31/94       14,060         0.27%        9,571         11,314        250,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX C


LONG TERM MARKET TRENDS

This Appendix provides information about the historical returns on different types of securities. This information is intended to help to provide a perspective on the potential risks and rewards of investing in selected types of securities over different periods of time. Together with an assessment of a policyowner's financial goals, risk tolerance, time horizon and personal expectations about investment performance, this information may be used to guide allocation and transfer decisions. However, none of the historical returns provided here are directly related to the performance of the Variable Investment Options under a policy, and none of the mutual funds offered through the Separate Account are managed to match the performance of unmanaged indices or groups of securities. Most importantly, past performance does not assure future results.

     The source for the historical returns presented here is Stocks, Bonds Bills and Inflation (SBBI) 1994 Yearbook(TM), Ibbotson Associates, Inc., Chicago. (Annually updates work by Roger G. Ibbotson and Rex A. Sinquefield.) Used with Permission. All righs reserved. Ibbotson classifies securities as Large Company Stocks, Small Company Stocks, Long-term Corporate Bonds, Long-term Government Bonds, Intermediate-term Government Bonds and U.S. Treasury Bills. Inflation, as measured by the Consumer Price Index for All Urban Consumers (CPI-U), is shown for comparative purposes.

The returns reported by SBBI assume that dividends, capital gains and interest are reinvested over time. The SBBI data do not reflect the effects of charges associated with a Park Avenue Life policy. That information is discussed under the prospectus heading "Deductions and Charges." It is imporant to remember that although the policy's charges will reduce a policyowner's returns, they permit GIAC to provide the benefits to policyowners and beneficiaries.


AVERAGE ANNUAL HISTORICAL RETURNS FOR CERTAIN TYPES OF SECURITIES

The following data indicate that, historically, the long-term investment performance of common stocks has been positive and generally superior to that of other types of securities.


                     Annual Returns By Ibbotson Asset Class*
                                  1926 to 1993


     [The following table was presented as a graph in the printed document]


                                             Average
                                         Annual Returns
     Ibbotson Asset Classes*               1926-1993
     -----------------------             --------------
  A  Large Company Stocks                    10.3%
  B  Small Company Stocks                    12.4%
  C  Long-Term Corporate Bonds                5.6%
  D  Long-Term Government Bonds               5.0%
  E  Intermediate-Term Government Bonds       5.3%
  F  US Treasury Bills                        3.7%
  G  Inflation                                3.1%


However, common stocks have also been subject to more dramatic changes in value from year to year than other types of securities. The following bar chart shows the ranges from highest to lowest of specific annual returns for each Ibbotson Asset Class during the years 1926 through 1993. The accompanying table identifies the returns for the best and worst years for each Ibbotson Asset Class over the same span of time.

                                Range of Returns
                             By Ibbotson Asset Class
                            One Year Holding Periods
                                    1926-1993


     [The following table was presented as a graph in the printed document]


                                           One Year Returns
     Ibbotson Asset Classes*        Maximum Value       Minimum Value
     -----------------------    -----------------       -------------
  A  Large Company Stocks            53.99% (1993)      -43.34% (1931)
  B  Small Company Stocks           142.87% (1933)      -58.01% (1937)
  C  Long-Term Corporate Bonds       42.56% (1982)       -8.09% (1969)
  D  Long-Term Government
       Bonds                         40.36% (1982)       -9.18% (1967)
  E  Intermediate-Term
       Government Bonds              29.10% (1982)       -2.32% (1931)
  F  US  Treasury Bills              14.71% (1981)       -0.02% (1938)
  G  Inflation                       18.17% (1946)      -10.30% (1932)

--------------------------------------------------------------------------------

In the 43 of the 68 one year holding periods charted by Ibbotson Associates for the period 1926 through 1993, common stocks provided the highest returns of all Asset Classes. Conversely, common stocks also experienced the highest number of one year periods when losses occurred; 21 out of 68 periods for Small Company Stocks and 20 out of 68 periods for Large Company Stocks.

A) Large Company Stock returns -- Standard & Poor's 500 Stock Index. This unmanaged index is generally considered to be representative of U.S. stock market activity.

B) Small Company Stock returns -- performance by companies having capitalizations of at least $10,000,000, but which are listed within the ninth or tenth deciles of the companies listed on the New York Stock Exchange or the American Stock Exchange.

C) Long-term Corporate Bond returns -- for the period 1969-1993, the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968 the index was backdated using Salomon Brothers' data and a methodology similar to that used by Salomon for 1969-1993; for the period 1926-1945, the Standard & Poors' monthly High-Grade Corporate Composite yield data, assuming 4% coupons and 20-year maturities.

D) Long-term Government Bond returns were determined using a one-bond portfolio constructed each year and containing a reasonably current coupon bond with a 20-year maturity.

E) Intermediate-term Government Bond returns were determined using a one-bond portfolio constructed each year and containing a reasonably current coupon bond with a five-year maturity.

F) U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter.

G) Inflation -- Consumer Price Index for all Urban Consumers.


LENGTHENING THE HOLDING PERIOD TO REDUCE THE IMPACT OF SHORT-TERM VOLATILITY

The following bar chart shows the ranges from highest to lowest of the average annual returns for each Ibbotson Asset Class during the 59 overlapping 10-year periods within the years 1926 through 1993 (i.e., 1926-1935, 1927-1936 and so on through 1984-1993). The accompanying table identifies the returns for the best and worst 10-year periods for each Ibbotson Asset Class within the years 1926 through 1993.

                                Range of Returns
                             By Ibbotson Asset Class
                     59 Overlapping Ten Year Holding Periods
                                    1926-1993


     [The following table was presented as a graph in the printed document]


                                       Ten Year Average Annual Returns
     Ibbotson Asset Classes           Maximum Value       Minimum Value
     ----------------------          ----------------    ----------------
  A  Large Company Stocks            20.06% (1949-58)    -0.89% (1929-38)
  B  Small Company Stocks            30.38% (1975-84)    -5.70% (1929-38)
  C  Long-Term Corporate Bonds       16.32% (1982-91)     0.98% (1947-56)
  D  Long-Term Government
       Bonds                         15.56% (1982-91)    -0.07% (1950-59)
  E  Intermediate-Term
       Government Bonds              13.13% (1982-91)     1.25% (1947-56)
  F  US  Treasury Bills               9.17% (1978-87)     0.15% (1933-42)*
  G  Inflation                        8.67% (1973-82)    -2.57% (1929-35)

                                                         * Also (1934-43)

In the 50 of the 59 10-year holding periods charted by Ibbotson Associates, common stocks provided the highest returns of all Asset Classes, but also experienced the highest number of 10-year periods when losses occurred; 2 out of 59 periods for each of Small Company Stocks and Large Company Stocks. However, compared to the results for one-year periods, volatility was reduced as the holding period lengthened.

When the holding period is lengthened to twenty years (see below), common stocks provided the highest returns of all Asset Classes in all 49 of the overlapping 20 year periods within the years 1926 through 1993, and volatility was reduced even further. Moreover, none of the Ibbotson Asset Classes realized negative returns during the 49 periods.

--------------------------------------------------------------------------------

                                Range of Returns
                             By Ibbotson Asset Class
                   49 Overlapping Twenty Year Holding Periods
                                    1926-1993


     [The following table was presented as a graph in the printed document]


                                       Twenty Year Average Annual Returns
     Ibbotson Asset Classes            Maximum Value       Minimum Value
     ----------------------          ----------------     ---------------
  A  Large Company Stocks            16.86% (1942-61)     3.11% (1929-48)
  B  Small Company Stocks            21.13% (1942-61)     5.74% (1929-48)
  C  Long-Term Corporate Bonds       10.16% (1974-93)     1.34% (1950-69)
  D  Long-Term Government
       Bonds                         10.10% (1974-93)     0.69% (1950-69)
  E  Intermediate-Term
       Government Bonds               9.85% (1974-93)     1.58% (1940-59)
  F  US  Treasury Bills               7.72% (1972-91)     0.42% (1931-50)
  G  Inflation                        6.36% (1966-85)     0.07% (1926-45)


Overall, the SBBI data show that, historically, the longer that a portfolio of common stocks was held, the more likely it became that results would be positive and superior to those for the other Asset Classes. The data also show that when the holding period was shorter, the chance of loss was more likely for all Asset Classes, but particularly for common stocks. These trends indicate that it may be advantageous for a policyowner who hopes to achieve long-term positive returns within a Park Avenue Life policy to keep the policy in force, and select Variable Investment Options which are consistent with future goals.


STOCKS AND BONDS VERSUS INFLATION

The SBBI data also show that common stock returns have outpaced inflation in each of the 49 overlapping 20-year periods within the years 1926 through 1993. While the returns on the three Asset Classes of bonds demonstrated less volatility over time, they have not always kept pace with inflation. The following graphs depict these comparisons.


                       Comparison: Stocks Versus Inflation
                           For Ibbotson Asset Classes


     [The following table was presented as a graph in the printed document]


            (Compound Annual Returns for Twenty Year Holding Periods)

Beginning Year
  of 20 Year          Large Company       Small Company
Holding Period           Stocks               Stocks           Inflation
--------------        -------------       -------------        ---------
     1926                 7.13%                9.36%             0.07%
     1930                 4.46                 10.61             1.61
     1934                10.68                 14.56             3.64
     1938                12.98                 16.63             3.45
     1942                16.86                 21.13             3.37
     1946                13.84                 13.29             2.84
     1950                13.43                 16.21             2.36
     1954                10.85                 12.04             2.75
     1958                 8.12                 13.95             3.98
     1962                 6.76                 14.75             5.87
     1966                 8.66                 15.25             6.36
     1970                11.55                 13.64             6.22
     1974                12.76                 18.82             5.91



                       Comparison: Bonds Versus Inflation
                           For Ibbotson Asset Classes


     [The following table was presented as a graph in the printed document]


            (Compound Annual Returns for Twenty Year Holding Periods)

                                                      Intermediate
Beginning Year         Long-Term        Long-Term         Term
  of 20 Year           Corporate        Government      Government
Holding Period           Bonds            Bonds           Bonds        Inflation
--------------         ---------        ----------    ------------     ---------
     1926                5.52%             4.72%          3.73%          0.07%
     1930                4.80              4.06           3.20           1.61
     1934                3.77              3.34           2.76           3.64
     1938                2.52              2.58           2.20           3.45
     1942                2.22              1.93           2.07           3.37
     1946                2.23              1.61           2.24           2.84
     1950                1.34              0.69           2.41           2.36
     1954                2.83              2.08           3.83           2.75
     1958                3.99              3.15           4.74           3.98
     1962                3.03              2.64           5.21           5.87
     1966                6.67              5.97           8.00           6.36
     1970                9.58              9.01           9.42           6.22
     1974               10.16             10.10           9.85           5.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX D
                             USES OF LIFE INSURANCE

The following are examples of ways in which the policy can be used to address certain financial objectives, bearing in mind that variable life insurance is not a short-term investment and that its primary purpose is to provide benefits upon the death of the insured.


Family Income Protection

Life insurance may be purchased on the lives of a family's income earners to provide a death benefit to cover final expenses, and continue the current income to the family. The amount of insurance purchase should be an amount which will provide a death benefit that when invested outside the policy at a reasonable interest rate, will generate enough money to replace the insured's income.


Estate Protection

Life insurance may be purchased by a trust on the life of a person whose estate will incur federal estate taxes upon his or her death. The amount of insurance purchased should equal the amount of the estimated estate tax liability. Upon the insured's death, the trustee could make the death proceeds available to the estate for the payment of estate taxes.


Education Funding

Life insurance may be purchased on the life of the parent(s) or primary person funding an education. The amount of insurance purchased should equal the total education cost projected at a reasonable inflation rate.

In the event of the insured's death, the guaranteed death benefit is available to help pay the education costs. If the insured lives through the education years, the cash value accumulations may be accessed to help offset the remaining education costs. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.


Mortgage Protection

Life insurance may be purchased on the life of the person(s) responsible for making mortgage payments. The amount of insurance purchased should equal the mortage amount. In the event of the insured's death, the guaranteed death benefit can be used to offset the remaining mortgage balance.

During the insured's lifetime, the cash value accumulations may be accessed late in the mortgage term to help make the remaining mortgage payments. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.


Key Person Protection

Life insurance may be purchased by a business on the life of a key person in an amount equal to a key person's value, considering salary, benefits, and contribution to business profits. Upon the key person's death, the business can use the death benefit to ease the interruption of business operations and/or to provide a replacement fund for hiring a new executive.


Business Continuation Protection

Life insurance may be purchased on the life of each business owner in an amount equal to the value of each owner's business interest. In the event of death, the guaranteed death benefit may provide the funds needed to carry out the purchase of the deceased's business interest by the business, or surviving owners, from the deceased owner's heirs.


Retirement Income

Life insurance may be purchased on the life of a family income earner during his or her working life. If the insured lives to retirement, the cash value accumulations may be accessed to provide retirement payments. In the event of the insured's death, the proceeds may be used to provide retirement income to his or her spouse. Any policy loans or partial withdrawals will reduce the policy's death benefit and may have tax consequences.

Policyowners are urged to consult competent tax advisors about the possible tax consequences of pre-death distributions from any life insurance policy, including Park Avenue Life.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX E


ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC's standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the Policy Premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the Variable Investment Options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here.

    Waiver of Premium -- this rider provides for the waiver of Policy Premiums while the insured is totally disabled.

    Accidental Death Benefit -- this rider provides additional insurance coverage if the insured's death results from accidental bodily injury.

    Yearly Renewable Term (YRT) Insurance -- this rider provides term insurance for one year periods.

By adding a YRT rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with a YRT rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy's coverage is reduced during the first 12 policy years. See "Reducing the Face Amount" and "Deductions and Charges."

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availablity of particular riders.

--------------------------------------------------------------------------------

                             [LOGO] The Guardian(R)


Issued by:                                             Distributed by:
The Guardian Insurance                                 Guardian Investor
& Annuity Company, Inc.                                Services Corporation

                             201 Park Avenue South
                               New York, NY 10003
                                                                        Pub 2437